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           EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELECOMMUNICATIONS

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THIS AGREEMENT is made the 8th day of August, 2000 between

SWIFTNET LIMITED registered in England No. 2469394 having its registered office at Edelman House, 1238 High Road, Whetstone, London N20 OLH

And

BRITISH TELECOMMUNICATIONS public limited company registered in England No.
1800000 having its registered office at 81 Newgate Street, London, EC1A 7AJ.

WHEREAS

A     The Operator is a Schedule 2 Public Operator.

B     BT is a Schedule 2 Public Operator.

C     The Parties have agreed to connect the Operator System to the BT System and to the supply of services and facilities, on the terms and conditions of this Agreement.

IT IS AGREED as follows:

1. DEFINITIONS AND INTERPRETATION

1.1   In this Agreement, except if the context requires otherwise, words and expressions are as defined in Annex D.

1.2   The Interpretation Act 1978 shall apply for the purpose of interpreting this Agreement as if this Agreement were an Act of Parliament.

1.3   The following documents form part of this Agreement and, in the event of any inconsistencies between them, the order of precedence shall (unless expressly stated to the contrary) be as follows:

            1. main body of this Agreement

            2. Annex D

            3. Annexes A and B

            4. Specifications

            5. Annex C

            6. Carrier Price List

1.4   It is hereby expressly agreed that the Manuals, the Technical Master Plan and the Customer Service Plan are not legally binding.

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2. COMMENCEMENT AND DURATION

2.1   This Agreement takes effect on the date hereof and shall continue until termination pursuant to this Agreement.

2.2   In the event that either Party ceases to be a Schedule 2 Public Operator:

2.2.1       the Party so ceasing may  terminate  the  Agreement by not less than three months' advance written notice;

2.2.2       the other Party may  terminate  the  Agreement  forthwith by written notice.

2.3   A Party may terminate this Agreement by giving at any time to the other not less than 24 months' written notice to terminate.

2.4   After notice has been given pursuant to paragraph 2.2 or 2.3 a Party may request the other Party to carry on good faith negotiations with a view to entering into a new agreement.

2.5   Following a request pursuant to paragraph 2.4, if, on termination of this
      Agreement either Party would be obliged under its Licence to enter into anew interconnection agreement with the other Party the Parties shall carry on good faith negotiations with a view to entering into a new agreement within a reasonable period, and in the case of paragraphs 2.2.1 and 2.3 with a view to that agreement taking effect on termination of this
      Agreement.

3. INTERCONNECTION AND STANDARDS

3.1   The Parties shall connect and keep connected the BT System and the
      Operator System at Points of Connection using Customer Sited Interconnect or In-span Interconnect in accordance with this Agreement (to such extent permitted by the Operator Licence).

3.2   If this Agreement does not contain a Schedule for the joint provision by the Parties of In-span Interconnect and BT notifies the Operator that BT requires Capacity between particular Switch Connections on a particular date, the Operator shall include such Capacity in its next Capacity
      Profile. The Operator shall place a Capacity Order in a timely manner for such Capacity by way of Customer Sited Interconnect between the same
      Switch Connections, being an order for not less than the Capacity required by BT. No such Capacity Order shall be cancelled nor any resulting
      Interconnect Link rearranged by the Operator without BT's written consent.
      The provisions relating to payment for duct for such Interconnect Links shall not apply and the Capacity by way of Customer Sited Interconnect provided pursuant to this paragraph shall, unless otherwise agreed, be used solely for Traffic Types for which BT has responsibility pursuant to
      Annex A.

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3.3   Each Party shall comply with the Specifications in so far as they apply to the provision of services pursuant to this Agreement.

3.4   In the practical implementation of the Specifications relating to the interconnection of the BT System and the Operator System the Parties shall apply standards and operating guidelines which in the first instance have due regard to the following in the order or precedence specified below:

3.4.1       any legal requirements imposed upon each of them including requirements arising from Condition 45 of the BT Licence and the equivalent Condition of the Operator Licence; and

3.4.2       any  relevant  specification  notified  by the  Director  General in implementation of the recommendations of the NICC; and

3.4.3       any recommendations by ETSI; and

3.4.4       any recommendations by ITU-T; and

3.4.5       the GSM memorandum of understanding (where applicable)

4. SYSTEM ALTERATION

4.1   A Party wishing to make a System Alteration shall give to the other Party not less than 7 months written notice prior to the date of the anticipated
      System Alteration. The notice shall specify the technical details of the
      System Alteration and the date of the anticipated System Alteration.
      Following such notification each Party shall supply to the other such information as the other may reasonably request including in the case of the Party giving the notice, to the extent reasonably practicable, the potential impact on the other Party's System.

4.2   The Party receiving the notice pursuant to paragraph 4.1 shall notify the other as soon as practicable, but in any event not more than one month after receipt of such notice, of any alterations required to that Party's
      System as a result of the proposed System Alteration and, if the provisions in paragraph 4.6 do not apply, a quotation for the cost of such alterations calculated on the basis of the minimum cost consistent with good engineering practice.

4.3   If the Party giving the notice pursuant to paragraph 4.1 agrees the alterations required to the other Party's System and agrees the quotation
      (if any), the Parties shall agree a plan within three months of receipt of the notice referred to in paragraph 4.2 to implement the System Alteration and the other Party shall carry out such alterations in accordance with the agreed plan.

4.4   If the provisions in paragraph 4.6 do not apply, and if the Party giving the notice pursuant to paragraph 4.1 does not agree alterations required

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      and/or the quotation (if any), that Party shall so notify the other Party, and the Parties agree to treat the matter as a Dispute. The Party giving the notice pursuant to paragraph 4.1 shall not implement the relevant
      System Alteration until the Dispute is resolved.

4.5   On completion of the relevant alteration the Party receiving the notice pursuant to paragraph 4.1 shall invoice the other Party for such alteration for an amount not exceeding the agreed quotation.

4.6   Each Party shall pay its own costs  arising  out of the System  Alteration if:

4.6.1       the Parties agree in writing to change their respective  Systems for their mutual benefit; or

4.6.2       the System  Alteration is lawfully  directed by the Director General who also lawfully directs each Party to pay its own costs; or

4.6.3       the System Alteration is unanimously agreed by NICC; or

4.6.4       the altering Party is BT and the System Alteration is a change to the signalling system, which change is consistent with an upgrade path agreed by NICC.

4.7   The Parties shall amend the Specifications prior to a System Alteration.

4.8   If a Party makes a System Alteration it shall ensure that Calls handed over from the other Party are not prevented to any greater extent or hindered in any manner different from the generality of Calls made by the altering Party's Customers.

5. SCOPE

5.1   The Parties shall convey Calls and provide the services and facilities pursuant to the Schedules.

5.2   For the avoidance of doubt and notwithstanding the interconnection of the
      BT System and the Operator System neither Party shall hand over to the other Party, nor have an obligation to convey Calls of any category, unless the other Party has agreed to convey Calls of that category and there is express provision to convey Calls of that category in a Schedule.

5.3   Neither Party shall be obliged to provide or be entitled to access
      Ancillary Services unless there is express provision for the particular
      Ancillary Service in a Schedule.

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6. QUALITY OF SERVICE

6.1   BT shall use reasonable endeavours to meet the Target Performance, applicable at the time of provision of the relevant Standard Service, specified in the Quality Schedule.

7. TRANSFER CHARGE CALLS

7.1   If having been allocated an entire NNG the Operator has the exclusive use of that NNG and requests BT not to offer Transfer Charge Calls to Operator
      Customers on such NNG then subject to the Operator:

7.1.1       taking reasonable steps to ensure that Operator Customers on such
            NNGs do not accept or agree to pay for Transfer Charge Calls; and

7.1.2       giving BT written notice that the Operator does not wish Transfer
            Charge Calls to be conveyed to the relevant NNG;

      BT shall instruct BT Operator s not to make available Transfer Charge
      Calls to Operator Customers on such NNG, request operators of Authorised
      Overseas Systems not to make available Transfer Charge Calls to Operator
      Customers on such NNG, and request Third Parties who run
      Telecommunications Systems that provide public switched telephony within the United Kingdom pursuant to licences granted under the Act, not to make available Transfer Charge Calls to Operator Customers on such NNG.

7.2   If the Operator has complied with the provisions of paragraph 7.1, the
      Operator shall be released from any obligation to pay for Transfer Charge
      Calls conveyed to relevant NNG 28 Working Days after the date of receipt of the notice pursuant to paragraph 7.1.2.

7.3   If BT releases the Operator from the obligation to pay for any Transfer
      Charge Call pursuant to paragraph 7.2, the Operator shall release BT from the obligation to pay the Operator for the conveyance of such Call unless the Call was connected by the BT Operator.

8. NEW SERVICE

8.1   Either Party may, at any time, request from the other Party an agreement to interconnect their respective Systems for the provision of any service or facility which the other Party provides under interconnection agreements to Third Party Operators which, in the case of a request to:

8.1.1       BT, is an agreement which BT is required to enter into under
            Condition 45 of the BT Licence; or

8.1.2       the Operator, is an agreement which the Operator is required to enter into under the equivalent Condition of the Operator Licence.

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8.2   BT shall, following a request by the Operator, offer to enter into an agreement to interconnect the Parties' respective Systems for the provision of the service or facility to the Operator on BT's then current standard terms. Upon acceptance of such offer, this Agreement shall be amended by the addition of a Schedule containing the terms applicable to such service or facility or, if appropriate, the Parties shall agree and enter into a new interconnection agreement.

8.3   The Operator shall, following a request by BT, enter into good faith negotiations with BT to agree terms for interconnection to the Parties'
      respective Systems for the provision of the service or facility by the
      Operator to BT on fair and reasonable terms. Upon terms being agreed, this
      Agreement shall be amended to give effect to the agreed terms or, if appropriate, the Parties shall agree and enter into a new interconnection agreement.

8.4   If a Party requests from the other Party an agreement for interconnection for the provision of a service or facility which is not made available by such other Party, BT is required to enter into under Condition 45 of the
      BT Licence or, if the Operator is the other Party, the Operator is required to enter into under the equivalent Condition of the Operator
      Licence, the Parties shall enter into good faith negotiations to enter into an agreement for interconnection for the provision of such service or facility in accordance with paragraphs 8.5 - 8.9 (inclusive) or otherwise as the Parties may agree.

8.5   The Party requesting the other Party under paragraph 8.4 (the "Requesting
      Party") shall provide at the time of such request the other Party (the
      "Requested Party") with a written statement of its requirement addressing the matters contained in the New Services Manual.

8.6   Not later than 5 Working Days after receipt by the Requested Party of the statement of requirements, the Requested Party shall acknowledge such receipt in writing.

8.7   Not later than 30 calendar days after the acknowledgement under paragraph
      8.6, the Requested Party shall confirm whether or not the statement of requirements is sufficient for the purpose and, if not, the Requested
      Party shall request and the Requesting Party shall provide such further clarification of the statement of requirements as the Requested Party may reasonably require. The Parties shall use their reasonable endeavours to ensure that the Requested Party shall be in a position to confirm the sufficiency of the statement of requirements (with clarification, if any)
      within such 30 calendar day period.

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8.8   Subject to the Requested Party confirming the sufficiency of the
      Requesting Party's statement of requirements under paragraph 8.7, the
      Requested Party shall not later than:

8.8.1       60 calendar days after the acknowledgement under paragraph 8.6, confirm in writing to the Requesting Party whether it accepts an obligation to enter into an agreement to meet those requirements in accordance with the cost and other principles embodied in the
            Requested Party's Licence; and

8.8.2       if it does accept an obligation to do so, 75 calendar days after the acknowledgement under paragraph 8.6, endeavour to agree with the
            Requesting Party a plan which addresses:

8.8.2.1           the testing of the feasibility of the requirements  and, if so feasible, the implementation of those requirements;

8.8.2.2           the terms and conditions,  including price,  applicable to the requirements; and

8.8.2.3           any other relevant matter.

8.9   If the Requested Party does not accept under paragraph 8.8.1 an obligation to meet the Requesting Party's requirements or the Requested Party does accept under paragraph 8.8.1 an obligation to meet the Requesting Party's requirements but the Parties fail to agree on any aspect of the plan within the timescale referred to in paragraph 8.8.2, then the Requesting
      Party without prejudice to its other rights and remedies may immediately request a determination from the Director General under the provisions of the Requested Party's Licence.

8.10  If the Requested Party does not accept under paragraph 8.8.1 an obligation to meet the Requesting Party's requirements, negotiations to agree terms for interconnection for the provision of the service or facility may nevertheless continue, whether by further clarification of the statement of requirements or otherwise and without prejudice to the Requesting
      Party's right to request a determination from the Director General as referred to in paragraph 8.9

8.11  The provisions of this paragraph 8 are intended to establish a framework for the interconnection of the Parties' respective Systems for the provision of any service or facility not already agreed to be provided under this Agreement, but are not intended to prejudice the rights, liabilities and obligations of the Parties created by and under their
      Licences.

9. FORECASTS AND CAPACITY

9.1   The Parties shall supply to each other forecasts in accordance with Annex
      A and as may be required in a Schedule.

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9.2   The Parties shall order and provide Capacity in accordance with Annex A and as may be required in a Schedule.

10. PROVISION OF INFORMATION

10.1  Each Party shall provide free of charge, one copy of the information specific in paragraph 10.3 of the main body and in paragraphs 3, 7 and 16 of Annex A, and such other information as is reasonably required from time to time by the other Party for interconnection of the Systems and the provision of services or facilities pursuant to this Agreement.

10.2  Each Party shall promptly supply to the other upon request details of services and facilities which it provides to its Customers to which paragraph 8 may apply.

10.3  Subject to a Party's obligations of confidentiality to a Third Party, a
      Party may request and the other Party shall provide information on protocols in use by that other party which are required for interconnection, conveyance of Calls or the provision of services specified in this Agreement between the BT System and the Operator System if such other party has relevant information and the provision of such information is necessary as a consequence of the absence of international standards.

10.4  Notwithstanding any provision of this Agreement a Party shall not be obliged to provide information which is subject to a confidentiality obligation to a Third Party unless such Third Party consents to such disclosure.

10.5  The Disclosing Party will use reasonable endeavours to ensure that information disclosed is correct to the best of its knowledge at the time of provision of such information.

10.6  If a Disclosing Party provides information to a Receiving Party, the
      Disclosing Party shall have obtained all appropriate Third Party consents.

10.7  Subject to paragraph 23, the Receiving Party shall indemnify the
      Disclosing Party and keep it indemnified against all liabilities, claims, demands, damages, costs and expenses arising as a consequence of any failure by the Receiving Party to comply with the conditions imposed and identified at the time when the information was provided.

10.8  Nothing in this Agreement shall require a Party to do anything in breach of any statutory or regulatory obligation of confidentiality, including without prejudice to the generality of the foregoing, any obligation pursuant to the Data Protection Act 1998, the BT License or the Operator
      License as appropriate or any code of practice on the confidentiality of customer information issued by the Director General.

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11.   Client

11.1  If a Party's System requests CLI from the other System the originating
      System shall generate and convey CLI to the System requesting it to the extent that the originating System has such a capability.

11.2  A Party whose System receives CLI following a request pursuant to paragraph 11.1 shall only use the CLI for the following purposes:

11.2.1      routing Calls; and

11.2.2      compilation of (a) inter Party bills, and (b) Customer bills subject to such CLI not being disclosed on the Customer bill;

11.2.3      agreed administrative use in accordance with accepted industry practice from time to time which includes, at the date of this
            Agreement, call trace, malicious call identification, compilation of statistics relating to call origin and PRS Fraud prevention and detection; and

11.2.4      display to Customers subject to compliance with the "Code of
            Practice" as referred to in the definition of CLI in Annex D as such code may be amended or replaced from time to time.

11.3  A Party conveying Calls handed over from a Third Party System or an
      Authorised Overseas System shall convey, to the extent received, the CLI associated with those Calls.

11.4  Notwithstanding other provisions of this Agreement a Party must use CLI to pass telephone numbers to Emergency Organisations.

11.5  The cost of generating and conveying CLI is included in the relevant conveyance rates for Calls. Neither Party shall apply additional charges for CLI.

11.6  If a Party desires to charge separately for the generation or conveyance of CLI such Party may initiate a review of this paragraph 11 pursuant to paragraph 19.1.3 on each 1 April.

11.7  If there is a change in applicable law or regulation materially affecting the operation of the CLI, the Parties shall change the operation of CLI to the extent necessary to comply with the applicable law or regulation.

12. BT SERVICES

12.1  For a BT service or facility the Operator shall pay to BT the charges specified from time tot time in the Carrier Price List.

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12.2  BT may from time to time vary the charge for a BT service or facility by publication in the Carrier Price List and such new charge shall take effect on the Effective Sate, being a date not less than 28 days after the date of such publication. Notwithstanding the aforesaid, BT may vary the charge which has retrospective effect for a BT service or facility by publication in the Carrier Price List if the variation is a result of:

12.2.1      a variation of a charge which has retrospective effect payable by or to BT in respect of any Schedule 2 Public Operator or an Authorised
            Overseas System; or

12.2.2      an order, direction, determination or requirement of the Director
            General or any other regulatory authority or body of competent jurisdiction.

12.3  The date of publication in the Carrier Price List shall be the date that
      BT first makes the contents of the Carrier Price List available on the
      Internet or commences distribution of the printer version of the Carrier
      Price List containing the relevant entries to persons other than BT including, without limitation to the Operator, whichever is earlier. If there is a difference between the contents of the Carrier Price List available on the Internet and the contents of the printed version of the
      Carrier Price List, the contents of the printed version of the Carrier
      Price List shall prevail.

12.4  As soon as reasonably practicable following an order, direction, determination or consent (for the purposes of this paragraph 12 a
      "determination" which expression includes a redetermination referred to in paragraph 12.5) by the Director General of a charge (or the means of calculating that charge) for a BT services or facility, BT shall make any necessary alterations to the Carrier Price List so that it accords with such determination.

12.5  If a determination referred to in paragraph 12.4 is subject to a legal challenge, the Parties shall, without prejudice, treat the determination as valid until the conclusion of the legal proceedings, unless the court otherwise directs. If the court finds the determination to be unlawful then the Parties agree to revert to the charges payable immediately prior to such determination being made and BT shall make any necessary alterations to the Carrier Price List. As soon as reasonably practicable following a re-determination by the Director General (as a result of a legal challenge) of a charge (or the means of calculating that charge) for a BT service or facility, BT shall make any necessary alterations to the
      Carrier Price List so that it accords with such re-determination.

12.6  If any charge (or means of calculating that charge) for a BT service or facility has retrospective effect (for whatever reason) then VT shall, as soon as reasonably practicable following the publication in the Carrier
      Price List, adjust and recalculate the charges in respect of such service

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      or facility using the new charge and calculate the interest for any sum overpaid or underpaid at the Oftel Interest Rate.

12.7  BT shall ensure that a charge for a BT service or facility specified in the Carrier Price List accords with the full list of Standard Services maintained y BT pursuant to Condition 69.3 of the BT Licence.

12.8  If there is a difference between a charge for a BT service or facility specified in the Carrier Price List and a charge determined by the
      Director General, the charge is determined by the Director General shall prevail.

12.9  As soon as reasonably practicable following an alteration to the Carrier
      Price List BT shall send a copy of the alterations to the Carrier Price
      List to the Operator.

12.10 The provisions of this paragraph 12 are not intended to prejudice the rights, liabilities and obligations of the Parties created by and under the Licences.

13. OPERATOR SERVICES

13.1  For an Operator service or facility BT shall pay to the Operator the charges specified from time to time in the Carrier Price List.

13.2  The Operator may from time to time by sending to such a person, as BT may notify to the Operator from time to time, a notice in writing in duplicate request a variation to a charge for an Operator service or facility
      ("Charge Change Notice"). Such notice shall specify the proposed new charge and the date on which it is proposed that the variation is to become effective ("Charge Change Proposal"). BT shall within 4 Working
      Days of receipt of such notice acknowledge receipt and within a reasonable time notify the Operator in writing of acceptance or rejection of the proposed variation.

13.3  BT may from time to time by sending to such person, as the Operator may notify to BT from time to time, a notice in writing in duplicate request a variation to a charge for an Operator service or facility ("Charge Change
      Request"). Such notice shall specify the proposed new charge and the date on which it is proposed that the variation is to become effective ("Charge
      Change Proposal"). The Operator shall within 4 Working Days of receipt of such notice acknowledge receipt and within 14 days of receipt of such notice notify BT in writing of acceptance or rejection of the proposed variation. If the Operator has not accepted the Charge Change Proposal within 14 days of receipt of such notice (or such longer period as may be agreed in writing) the proposed variation shall be deemed to have been rejected.

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13.4  If the Party receiving a Charge Change Notice accepts the Charge Change
      Proposal the Parties shall forthwith enter into an agreement to modify the
      Agreement in accordance with the Charge Change Proposal.

13.5  If the Party receiving a Charge Change Notice rejects the Charge Change
      Proposal the Parties shall forthwith negotiate in good faith.

13.6  If following rejection of a Charge Change Proposal and negotiation, the
      Parties agree that the Charge Change Notice requires further modification, the Party who sent the Charge Change Notice may send a further Charge
      Change Notice.

13.7  If following rejection of a Charge Change Proposal and negotiation the
      Parties fail to reach agreement within 14 days of the rejection of the
      Charge Change Proposal, either Party may, not later than 1 month after the expiration of such 14 days period, refer the matters in dispute to the
      Director General.

13.8  If the Director General upholds the Charge Change Proposal in the Charge
      Change Notice without modification the Charge Change Proposal shall take effect on the date specified in the Charge Change Notice and the Parties shall forthwith enter into an agreement to modify the Agreement in accordance with this paragraph 13.8.

13.9  If the Director General does not uphold the Charge Change Proposal in the
      Charge Change Notice without modification then that Charge Change Notice shall cease to be of any effect. In the event that the Director General proceeds to make an order, direction, determination or requirement following a referral pursuant to paragraph 13.6 then the Party who sent the Charge Change Notice shall send a further Charge Change Notice in accordance with the order, direction, determination or requirement of the
      Director General and the Parties shall forthwith enter into an agreement to modify the Agreement in accordance with this paragraph 13.9.

13.10 As soon as reasonably practicable following agreement of a charge (or the means of calculating that charge) for an Operator service or facility, BT shall make any necessary alterations to the Carrier Price List so that it accords with that agreement.

13.11 As soon as reasonably practicable following an order, direction, determination, requirement or consent (for the purposed of this paragraph
      13 a "determination" which expression includes a redetermination referred to in paragraph 13.12) by the Director General of a charge (or the means of calculating that charge) for an Operator service or facility, BT shall make any necessary alterations to the Carrier Price List so that it accords with such determination. For the avoidance of doubt this paragraph
      13.11 does not apply to a referral pursuant to paragraph 13.7.

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13.12 If a determination referred to in paragraph 13.11 is subject to a legal challenge, the Parties shall, without prejudice, treat the determination as valid until the conclusion of the legal proceedings, unless the court otherwise directs. If the court finds the determination to be unlawful then the Parties agree to revert to the charges payable immediately prior to such determination being made and BT shall make any necessary alterations to the Carrier Price List. As soon as reasonably practicable following a redetermination by the Director General (as a result of a legal challenge) of a charge (or the means of calculating that charge) for an Operator service or facility, BT shall make any necessary alterations to the Carrier Price List so that it accords with such re-determination.

13.13 If any charge (or the means of calculating that charge) for an Operator service or facility has retrospective effect (for whatever reason) then the Operator shall, as soon as reasonably practicable following publication in the Carrier Price List, adjust and recalculate the charges in respect of such service or facility using the new charge and calculate the interest for any sum overpaid or underpaid at the Oftel Interest Rate.

13.14 If there is a difference between a charge for an Operator service or facility specified in the Carrier Price List and a charge determined by the Director General, the charge determined by the Director General shall prevail.

13.15 As soon as reasonably practicable following an alteration to the Carrier
      Price List BT shall send a copy of the alterations to the Carrier Price
      List to the Operator.

13.16 The provisions of this paragraph 13 are intended to establish a framework for establishing changes to charges for an Operator service or facility, but are not intended to prejudice the rights, liabilities and obligations of the Parties created by and under their Licences.

14. CHARGES AND PAYMENT

14.1  Each Party shall pay the charges calculated in accordance with, and within the time specified in, this Agreement.

14.2  No charges shall be payable under this Agreement by one Party to the other unless such charges are specifically referred to in this Agreement.

14.3  The charges in this Agreement are exclusive of VAT unless such charges are stated to be inclusive of VAT.

14.4  Invoices are due and payable in pounds sterling.

14.5  Each Party shall pay the other Party the relevant charges specified in this Agreement for all Calls conveyed between the Parties except that if a
      Party has a Third Party Interconnect, and the other Party has a Third

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                                  Page 16 of 29
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      Party Interconnect Agreement containing provisions such that charges for
      Calls conveyed via the Third Party Interconnect are paid directly to that other Party by that Third Party, then the first Party shall be released from payment for such Calls subject to such Calls being conveyed in agreed separate Traffic Routes.

15. BILLING

15.1  Each Party shall provide to the other invoices of all amounts due to it, calculated in accordance with the provisions of Annex B and the Carrier
      Price List.

16. SYSTEM PROTECTION SAFETY

16.1  Each Party is responsible for the safe operation of its System and shall take all reasonable and necessary steps in its operation and implementation of this Agreement to ensure that its System does not;

16.1.1      endanger the safety or health of employees,  contractors,  agents or
            Customers of the other Party; or

16.1.2      damage,  interfere with or cause any  deterioration in the operation of the other Party's System.

17. APPROVED ATTACHMENTS AND CUSTOMER EQUIPMENT

17.1  Neither Party shall connect or knowingly permit the connection to its
      System of anything that is not approved by the relevant approvals authority for attachment to its System.

17.2  If a Customer ceases wholly or partly to be a Party's Customer at any one site and becomes a Customer of the other Party, the first Party shall not hinder the second Party from:

17.2.1      gaining access to equipment rooms owned or occupied by the Customer,

17.2.2      gaining access to ducting and wiring owned by the Customer, and/or

17.2.3      obtaining consents and wayleaves from any Third Party

      as shall be required for such access.

18. NUMBERING

18.1  Each Party shall use numbers in accordance with the United Kingdom national numbering scheme and shall comply with the numbering provisions in Annex A.

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19. REVIEW

19.1  A Party may seek to amend this Agreement by serving on the other a review notice if:

19.1.1      either Party's Licence is materially  modified (whether by amendment or replacement); or

19.1.2      a material change occurs in the law or regulations  (including codes of  practice  whether  or not  having  the  force of law)  governing telecommunications in the United Kingdom; or

19.1.3      this Agreement  makes express  provision for a review or the Parties agree in writing that there should be a review; or

19.1.4      a material change (including enforcement action by any regulatory authority) occurs which affects or reasonably could be expected to affect the commercial or technical basis of the Agreement; or

19.1.5      this Agreement is assigned or transferred by the other Party except if prior written consent to the assignment or transfer is not required under paragraph 25.1; or

19.1.6      there is a general review pursuant to paragraph 19.4; or

19.1.7      this Agreement or any part thereof has ceased to be reasonable.

19.2  A review notice shall set out in reasonable detail the issues to be discussed between the Parties.

19.3  Save as provided in paragraph 19.4, a Party shall serve review notice not later than the expiration of a 6 months period commencing on the date set opposite each paragraph as follows:

            Paragraph:       Period commencing on the date:
            ---------- ---------------------------------------------------------
              19.1.1    of publication of the modifications to the Licence
              19.1.2    of occurrence of material change
              19.1.3    of entitlement or occurrence of the date of written
                        agreement
              19.1.4    of occurrence of the material change
              19.1.5    of notification of assignment or transfer
              19.1.7    of the Agreement or any part thereof has ceased to be
                        reasonable

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19.4  A Party may initiate a general review of this Agreement by serving a review notice during the period of three months commencing on 1 April 2000 and 1 April every 2 years thereafter and 1 October 2001.

19.5  On service of a review notice, the Parties shall forthwith negotiate in good faith the matters to be resolved with a view to agreeing the relevant amendments to this Agreement.

19.6  For the avoidance of doubt, the Parties agree that notwithstanding service of a review notice this Agreement shall remain in full force and effect.

20. DETERMINATION

20.1  If the Parties fail to reach agreement on the subject matter of a review notice pursuant to paragraph 19 within 3 months (or 6 months for a review notice under paragraph 19.4) in each case from the date of service of such review notice, either Party may, not later than 3 months after the expiration of the relevant period, request in writing the Director General to determine the matters upon which the Parties have failed to agree.

20.2  On receipt of a request for a determination the Director General may make an order, direction, determination or consent if he is satisfied that:

20.2.1      the  requirements of the relevant  provisions of paragraph 19.1 have been satisfied; and

20.2.2      the modifications sought in this Agreement are material.

20.3  An order, direction, determination or consent by the Director General shall be limited to the subject matter of the request for a determination.

20.4  The Parties shall enter into an agreement to modify or replace the
      Agreement in accordance with any order, direction, determination or consent of the Director General unless such order, direction, determination or consent is subject to legal challenge.

20.5  If the order, direction, determination or consent is subject to a legal challenge then the Parties shall modify or replace the Agreement at the conclusion of the legal proceedings in accordance with the Director
      General's order, direction, determination or consent and the result of the legal proceedings.

20.6  For the avoidance of doubt, order, direction, determination or consent of a charge may include an order, direction, determination or consent of the basis for calculating that charge.

20.7  The provisions of these paragraphs 19 and 20 are intended to establish a framework for the review and determination of the provisions of this
      Agreement, but are not intended to prejudice the rights, liabilities and obligations of the Parties created by and under their Licences.

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21. CONFIDENTIALITY

21.1  Subject to the following provisions of this paragraph 21, a Receiving
      Party shall keep in confidence Confidential Information and will not (and will use its reasonably endeavours to ensure that its directors, employees, and professional advisers will not) disclose such information to any Third Party.

21.2  A Receiving Party shall exercise no lesser degree of care of Confidential
      Information than would a reasonable person with knowledge of the confidential nature of the information. A Receiving Party shall exercise no lesser security or degree of care than that Party applies to its own
      Confidential Information of an equivalent nature.

21.3  A Receiving Party shall restrict disclosure of Confidential Information relating to the other Party to those persons who have a reasonable need to know, Confidential Information shall be used solely for the purposes for which it is disclosed.

21.4  A Receiving Party may disclose Confidential Information to an Associated
      Company, subject to the Associated Company undertaking to comply with obligations equivalent to those contained in this paragraph 21.

21.5  A Receiving Party may disclose Confidential Information to a contractor or agent, subject to the contractor or agent undertaking to comply with obligations equivalent to those contained in this paragraph 21.

21.6 The following shall not constitute a breach of this paragraph 21:

21.6.1      a disclosure  authorised in writing by the  Disclosing  Party to the extent of that authority; or

21.6.2      a disclosure to an Emergency Organisation; or

21.6.3      publication of all or part of this Agreement or details of it pursuant to the BT Licence or publication in the Carrier Price List or Quality Schedule except in so far as the Director General has consented to the exclusion of any matter pursuant to condition 49.3 of the BT Licence; or

21.6.4      a disclosure which is properly made pursuant to the Operator Licence or the BT Licence or a relevant statutory or other regulatory obligation; or

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21.6.5      a disclosure properly and reasonably made to the Director General under paragraph 20, or to an arbitrator, expert or any person appointed by the Parties for the resolution of a Dispute; or

21.6.6      a  disclosure  to obtain or maintain  any listing on any  recognized stock exchange,

      subject to in the case of any disclosure specified in paragraphs 21.6.4 to
      21.6.6 the Receiving Party informing the Disclosing Party as soon s reasonably practical, after such disclosure.

21.7  Unless otherwise agreed in writing, a Receiving Party shall not use the other Party's Confidential Information to provide commercial advantage to its retail business.

22. FORCE MAJEURE

22.1  Neither Party shall be liable for any breach of this Agreement caused by act of God, insurrection or civil disorder, war or military operations, national or local emergency, acts or omissions of government, highway authority or other competent authority, compliance with any statutory obligation, industrial disputes of any kind (whether or not involving BT's or the Operator's employees), fire, lightning, explosion, flood, subsidence, weather of exceptional severity, acts or omissions of persons for whom neither Party is responsible or any other case whether similar or dissimilar outside its reasonable control and any such event or circumstance is force majeure.

22.2  The Party initially affected by force majeure shall promptly notify the other of the estimated extent and duration of its inability to perform or delay n performing its obligations ("force majeure notification").

22.3  Upon cessation of the effects of the force majeure the Party initially affected by a force majeure shall promptly notify the other of such cessation.

22.4  If as a result of a force majeure, the performance by the Party initially affected of its obligations under this Agreement is affected, such Party shall, subject to the provision of paragraph 22.6, perform those of its obligations not affected by a force majeure. In performing those of its obligations not affected by a force majeure, the Party initially affected by a force majeure shall deploy its resources such that (when taken together with other obligations to its Customers and Third Parties) there is no undue discrimination against the other Party.

22.5  To the extent that a Party is prevented as a result of a force majeure from providing all of the services or facilities to be provided under this
      Agreement, the other Party shall be released to the equivalent extent from its obligations to make payment for such services or facilities or complying with its obligations in relation thereto.

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22.6  Following a force majeure notification and if the effects of such force majeure continue for:

22.6.1      a continuous period of not more than 6 months from the date of the force majeure notification (whether or not notice of cessation has been given pursuant to paragraph 22.3) any obligation outstanding shall be fulfilled by the Party initially affected by the force majeure as soon as reasonably possible after the effects of the force majeure have ended, save to the extent that such fulfilment is not longer possible or is not required by the other Party;

22.6.2      a  continuous  period of 6 months or more from the date of the force majeure  notification  (and notice of  cessation  has not been given pursuant to paragraph  22.3),  the Party receiving the force majeure notification  shall be entitled (but not obliged) to terminate  this
            Agreement  by  giving  not less than 30 days  written  notice to the other Party,  provided  that such notice shall be deemed not to have been given if notice of cessation is received by the Party receiving the force  majeure  notification  prior to the expiry of the 30 days notice.  If this Agreement is not terminated in accordance  with the provisions of this paragraph  22.6.2,  any  obligations  outstanding shall be  fulfilled  by the Party  initially  affected  by the force majeure  as soon as  reasonably  possible  after the  effects of the force majeure have ended, save to the extent that such fulfilment is no longer possible or is not required by the other Party.

23. LIMITATION OF LIABILITY

23.1  Neither Party has an obligation of any kind to the other Party beyond the obligations to exercise the reasonable skill and care of a competent telecommunications operator in performing its obligations under this
      Agreement.

23.2  Subject to paragraph 23.4 if a Party is in breach of any of its obligations under this Agreement to the Party (excluding obligations arising under this Agreement to pay moneys in the ordinary course of business), or otherwise (including liability for negligence or breach of statutory duty) such Party's liability to the other shall be limited to one million pounds sterling (Stg POUNDS 1,000,000) for any one event or series of connected events and two million pounds sterling (Stg POUNDS
      2,000,000) for all events (connected or unconnected) in any period of 12 calendar months.

23.3  Neither Party excludes or restricts its liability for death or personal injury caused by its own negligence or liability arising under Part I of the Consumer Protection Act 1987.

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23.4  Neither Party shall be liable to the other in contract, tort (including negligence or breach of statutory duty) or otherwise for loss (whether direct or indirect) of profits, business or anticipated savings, wasted expenditure or for any indirect or other consequential loss whatsoever arising in connection with the operation of this Agreement, howsoever caused.

23.5  Each provision of this paragraph 23 is a separate limitation applying and surviving even if one or more such provisions is inapplicable or held unreasonable in any circumstances.

23.6  The amounts specified in paragraph 23.2, as adjusted pursuant to this paragraph 23.6, shall be adjusted on each 1st April after the date of this
      Agreement by the percentage change in the retail price index (published in the General Index of Retail Prices (RPI) published by the Central
      Statistical Office (or any successor index)) for the month of September immediately preceding each 1st April compared with the RPI published in
      September in the previous year.

24. INTELLECTUAL PROPERTY RIGHTS.

24.1  Except as expressly provided otherwise in this Agreement, Intellectual
      Property Rights shall remain the property of the Party creating or owning the same and nothing in this Agreement shall be deemed to confer any assignment or licence of the Intellectual Property Rights of one Party to the other Party.

25. ASSIGNMENT.

25.1  Unless otherwise agreed in writing, and subject to paragraph 25.2, no rights benefits or obligations under this Agreement may be assigned or transferred, in whole or in part, by a Party without the prior written consent of the other Party.

25.2  No consent is required under paragraph 25.1, for an assignment of rights, benefits or obligations under this Agreement (in whole or in part) to a successor to al or substantially all of the assigning Party's System or to an Associated Company provided that such successor or Associated Company shall be a Schedule 2 Public Operator.

25.3  The assigning Party shall promptly give notice to the other Party of any assignment permitted to be made without the other Party's consent. No assignment shall be valid unless the assignee/successor agrees in writing to be bound by the provisions of this Agreement.

26. DISPUTES.

26.1  If a Party (the "disputing Party") wishes to invoke the dispute procedure specified in this paragraph, it shall send written notice of the Dispute

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      to the other Party's commercial contact (the "receiving Party"). The notice shall contain all relevant details including the nature and extent of the Dispute. The receiving Party shall acknowledge the receipt of such notice of the Dispute within two Working Days.

26.2  The name of each Party's commercial contact shall be as specified from time to time in the Customer Service Plan. For the purposes of this paragraph 26 no change to a commercial contact shall be effective until it has been notified to the other Party.

26.3  Following notice under paragraph 26.1, the Parties shall consult in good faith to try to resolve the Dispute. If agreement is not reached within 14 days, the Dispute may be escalated by either Party under paragraph 26.4.

26.4  If the Dispute is not resolved under paragraph 26.3, either Party may send written notice to the other Party's commercial contact requiring the
      Dispute to be escalated and stating to whom that Party has escalated the
      Dispute. The commercial contact receiving such notice shall acknowledge the receipt of such notice within four Working Days and state to whom the
      Dispute has been escalated.

26.5  Following notice under paragraph 26.4, the Parties shall work in good faith to try to resolve such Dispute, involving appropriate senior managers.

26.6  If the Dispute is not resolved at any time, either Party may refer the
      Dispute to the Director General and shall forthwith send a copy of the referral to the other Party. In the event of a reference to the Director
      General, both Parties shall compile a detailed dispute report which shall include origin, nature, extent, issues and any proposals for resolution and make their respective reports available to the Director General and each other within 28 days of the referral.

26.7  The above procedures are without prejudice to any other rights and remedies that may be available in respect of any breach of any provisions of this Agreement.

26.8  Nothing herein shall prevent a Party from:

26.8.1      seeking (including obtaining or implementing) interlocutory or other immediate relief;

26.8.2      referring the Dispute to the Director General in accordance with any right (if any) either Party may have to request a determination or other appropriate steps for its resolution.

26.9  The dispute procedure specified in this paragraph shall not apply to disputes arising out of the service of a Charge Change Notice.

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27. BREACH, SUSPENSION AND TERMINATION

27.1  If a Party's System adversely affects the normal operation of the other
      Party's System, or is a threat to any person's safety, the other Party may suspend, to the extent necessary, such of its obligations hereunder, and for such period as may be reasonable to ensure the normal operation of its
      System or reduce the threat to safety.

27.2  If a Party is in material breach of (including failure to pay a sum due under) this Agreement, the other Party may service a written notice (the
      "breach notice") on the Party in breach specifying the breach and requiring it to be remedied within:

27.2.1      30 calendar days from the date of receipt of such breach notice; or

27.2.2      in case of emergency, within such shorted period as the Party not in breach may reasonably specify.

27.3  If the Party in breach fails to remedy the breach within such reasonable period as may by specified by the Party not in breach pursuant to paragraph 27.2 the Party not in breach may, until such breach is remedied, suspend performance of such of its obligations under this Agreement as is reasonable in the circumstances.

27.4  If the Party in breach fails to remedy the breach within the period states in the breach notice the Party not in breach may terminate this Agreement on three months' written notice provided always that if the Party in breach remedies the breach within such three months' notice period, this
      Agreement shall not terminate as a result of such notice.

27.5  This Agreement may be terminated by either Party by written notice forthwith (or on the termination of such other period as such notice may specify) if the other Party:

27.5.1      is unable to pay its debt  within the meaning of section 123 (l) (e)
            of the Insolvency Act of 1986; or

27.5.2      has a receiver or administrative  receiver  appointed in relation to all or any of its assets; or

27.5.3      has an order made or a  resolution  passed for its winding up (other than for the purpose of amalgamation or reconstruction); or

27.5.4      has an administration order made in respect of its business; or

27.5.5      enters  into  a  voluntary   arrangement  under  section  1  of  the
            Insolvency Act 1986; or

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27.5.6      ceases to carry on business.

27.6  Upon termination or expiry of this Agreement each Party shall take such steps and provide such facilities as are necessary for recovery by the other Party of equipment (if any) supplied by that other Party. Each Party shall use reasonable endeavours to recover equipment made available by it.

27.7  If 30 calendar days after the termination or expiry of this Agreement, a
      Party fails to recover equipment in good condition of (fair wear and tear excepted) because of the acts or omissions of the other Party (or a Third
      Party appearing to have control of a site where such equipment is situate)
      the first Party may demand reasonable compensation from the other Party which shall be paid by the other Party within 10 calendar days of the date of the demand.

27.8  Without prejudice to a Party's right upon termination or expiry of this
      Agreement, a Party shall refund to the other a fair and equitable proportion of those periodic sums (if any) paid under the Agreement for a period extending beyond the date of such termination or expiration unless the Parties agree otherwise.

27.9  Termination or expiry of this Agreement shall not be deemed a waiver of a breach of any term or condition of this Agreement and shall be without prejudice to a Party's rights, liabilities or obligations that have accrued prior to such termination or expiry.

27.10 Notwithstanding the termination or expiry of this Agreement paragraphs
      10.6, 17.2, 21, 23, 27.6 to 27.11 inclusive shall continue in full force and effect.

27.11 Each of the Parties' rights to terminate or suspend performance of this
      Agreement pursuant to this paragraph 27 is without prejudice to any other rights or remedies available to either Party.

28. NOTICES

28.1  A notice shall duly be served if:

28.1.1      delivered by hand, at the time of actual delivery;

28.1.2      sent by facsimile, upon its receipt being confirmed;

28.1.3      sent by recorded  delivery  post,  4 calendar  days after the day of posting.

28.2  Except if otherwise specifically provided all notices and other communications relating to this Agreement shall be in writing and shall be sent as follows:

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                                  Page 26 of 29
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            If to the Operator:

            Abraham Keinan
            Managing Director
            Swiftnet Limited
            Britannia House
            958-964 High Road
            London N12 9RY

            Facsimile: 020 8446 7010

            If to BT:

            Manager BT WS&S Contracts (Swiftnet Limited)
            BT Wholesale Services and Solutions
            British Telecommunications plc
            pp 2. Building A
            Carrier Business Park
            Hazelwick Avenue
            Three Bridges
            Crawley
            West Sussex RH10 1FQ

            Facsimile: 01293 538649

            or to such other addresses as the Parties may notify from time to time pursuant to this paragraph 28.

29. ENTIRE AGREEMENT

29.1  This Agreement supersedes all previous understandings, commitments, agreements or representations whatsoever, whether oral or written, in relation to the subject matter of this Agreement.

30. VARIATIONS

30.1  Except as expressly provided in this Agreement, no variation of this
      Agreement shall be effective unless agreed in writing by the Parties and signed by a person nominated in writing on behalf of:

30.1.1      BT, by the director, UK Carrier Services (or his successor); and

30.1.2      the Operator,  by a director or the company secretary (or equivalent office holder) of the Operator.

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31. WAIVER

31.1  The waiver of any breach of, or failure to enforce, any term or condition of this Agreement shall not be construed as a waiver or a waiver of any other breach of the same or any other term or condition of this Agreement.
      No waiver shall be valid unless it is in writing and signed on behalf of the Party making this waiver.

32. NOT USED

33. INDEPENDENT CONTRACTORS AND AGENCY

33.1  Each of the Parties is and shall remain at all times an independent contractor fully responsible for its own acts or defaults (including those of its employees or agents). Neither Party is authorised and neither of the Parties nor their employees, agents or representatives shall at any time attempt to act or act on behalf of the Party to the bind the other
      Party in any manner whatsoever to any obligations. Neither Party nor its employees, agents or representatives shall engage in any acts which may lead any person to believe that such Party is an employee, agent or representative of the other Party. Nothing in this Agreement shall be deemed to constitute a partnership between the Parties.

33.2  If either Party appoints an agent for the purposes of this Agreement, and notifies the other Party, then the other Party shall deal with the appointed agent for such purposes until the first Party notifies the other
      Party that the appointment has been terminated.

34. SEVERABILITY

34.1  The invalidity or unenforceability of any provision of the Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.

35. GOVERNING LAW

35.1  The interpretation, validity and performance of this Agreement shall be governed in all respects by the laws of England and Wales and the Parties submit to the exclusive jurisdiction of the English Courts.

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IN WITNESS WHEREOF THIS AGREEMENT was entered into the day and year first before written.

            SIGNED for and on behalf of
            SWIFTNET LIMITED
            Signed:  /s/ A. Keinan
                     ----------------------------
            Name:  A. Keinan
                   ------------------------------
            Position: MD
                      ---------------------------

            SIGNED for and on behalf of
            BRITISH TELECOMMUNICATIONS plc
            Signed:  /s/
                     ----------------------------
            Name: F. Morgan-Rees
                   ------------------------------
            Position: Head of New Events and Service Providers
                      ---------------------------

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--------------------------------------------------------------------------------

           EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELECOMMUNICATIONS
                                    ANNEX A

--------------------------------------------------------------------------------

ANNEX A

PLANNING AND OPERATIONS

INDEX

A1	Definitions
A2	General
A3	Network Information
A4	Location of Switch Connections
A5	Routing Principles
A6	ISI Interconnect Link Architecture
A7	Capacity Provision
A8	Traffic Forecasts
A9	Capacity Profiles and ACOs
A10	Capacity Orders and Testing
A11	Capacity Order Timescales
A12	Numbering
A13	Technical Review Meetings
A14	Switch Testing
A15	Transmission and Signalling
A16	Performance Standards
A17	Operations
A18	Services

APPENDICES

A	BT/Operator Network Information
B	Commercial
C	Data Management Amendments

PAGE 1 of 49

NCC STANDARD
NannexA.doc

Issue: 2.7
30.05.00

1. DEFINITIONS

1.1 In this Annex, the Appendices and tables, a reference to a paragraph or Appendix, unless stated otherwise, is to a paragraph or appendix of this Annex. Words, abbreviations and expressions have the meanings given in Annex D.

2. GENERAL

2.1 This Annex details the planning and operational principles for conveying Calls between the BT System and the Operator System and provides the technical basis for the Specifications and for the Manuals. The Specifications define the characteristics of the interface between the BT System and the Operator System. The Manuals provide procedures for the provision and re-arrangement of Capacity (Provisioning Manual), testing (Operational Testing Manuals) and operations and maintenance (Operations and Maintenance Manual).

2.2 This Annex contains provisions on the planning and operation of services provided under this Agreement. The details of the interconnect between the Parties' Systems and the plans for future developments relating to interconnect shall be recorded in the Technical Master Plan. The Customer Service Plan shall contain details of the points of contact within the Operator's and BT's organisation. The Parties shall endeavour to keep these documents up to date.

2.3 If there is a written form for the exchange of information between the Parties pursuant to Annex A, such information shall be exchanged in electronic form.

3. NETWORK INFORMATION

3.1 Insofar as not previously provided, each Party shall provide to the other the information listed in Appendix A as soon as reasonably practicable and in any event not more than 20 Working Days from the date of this Agreement.

3.2 In addition to the requirements set out in paragraph 4 of the main body of this Agreement, each Party will provide to the other information on any proposed introduction, closure, replacement or modification to any Switch referred to in paragraph 3.1 and where relevant, adjustments to the Number Ranges supported by such Switches as soon as practicable and, in any event, at not less than 4 months prior to the implementation.

3.3 Each Party will provide to the other, on request, information on the availability (or otherwise) of sufficient transmission capacity at any BT or Operator building for establishing IECs from that location.

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4. LOCATION OF SWITCH CONNECTIONS

4.1 BT Switch Connections

4.1.1 The Operator shall nominate by written notice to BT, the BT Switch Connections at the following BT Exchanges identified in accordance with paragraph 3.1 (where the Operator wishes to handover Calls from the Operator System to the BT System):

(a) Any BT Tandem Exchange;

(b) Any BT DLE;

(c) Any BT ISC.

4.1.2 BT shall nominate by written notice to the Operator, BT Switch Connections where BT wishes to handover Calls (for which BT has responsibility in accordance with paragraph 5.1.3) from the BT System to the Operator System.

4.1.3 The Operator shall nominate by written notice to BT, BT Switch Connections where the Operator wishes Calls (for which the Operator has responsibility pursuant to paragraph 5.1.3) to be handed over from the BT System to the Operator System.

4.2 Operator Switch Connections

4.2.1 BT shall nominate by written notice to the Operator, Operator Switch Connections at an Operator Exchange identified in accordance with paragraph 3.1 at which BT wishes to handover Calls from the BT System to the Operator System.

4.2.2 The Operator shall nominate by written notice to BT, Operator Switch Connections at which the Operator wishes to handover Calls (for which the Operator has responsibility in accordance with paragraph 5.1.3) from the Operator System to the BT System.

4.2.3 BT shall nominate by written notice to the Operator, Operator Switch Connections where BT wishes Calls (for which BT has responsibility pursuant to paragraph 5.1.3) to be handed over from the Operator System to the BT System.

4.3 Agreement of Switch Connections

4.3.1 The Parties shall endeavour to agree which Switch Connections shall be used for the conveyance of Calls between the Parties. In the event that agreement cannot be reached either Party may notify the other in writing of a Dispute

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5. ROUTING PRINCIPLES

5.1 Responsibilities

5.1.1 Each Party shall route the other Party's traffic in accordance with the following routing principles:

(a) routing within a Party's System shall be equivalent to the routing of similar types of traffic for the generality of such Party's Customers including alternative routing where appropriate;

(b) insofar as practicable routing shall avoid analogue routing within a Party's own System. The Parties acknowledge that some International Calls and Calls to or from a Third Party's system may involve analogue routing.

5.1.2 The Parties shall develop and apply network traffic management strategies and procedures to maintain customer service quality and to protect the Parties' Systems as are appropriate. Full details of the network traffic management provisions are set out in the Operations and Maintenance Manual. These shall include:

(a) designation of specific Traffic Routes to restore service if a route loss occurs;

(b) establishment of overflow procedures if there is route congestion;

(c) establishment of special procedures for busy circuits enabling either diversion of a Call to a different routing or diversion to an agreed tone or message.

5.1.3 The responsibilities for Traffic Types are set out in Table A below. The responsibilities include choice of Switch Connections, provision of Traffic Forecasts, provision of Capacity Profiles and placing of Capacity Orders.

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TABLE A

TRAFFIC TYPE	PARTY HAVING THE RESPONSIBILITIES SET OUT IN PARAGRAPH 5.1.3
Calls to geographic telephone numbers BT to Operator Operator to BT	 BT Operator
Calls to non-geographic telephone numbers BT to Operator Operator to BT	 BT Operator
Groomed IP Network Calls BT to Operator	 BT
IP Network Calls BT to Operator Operator to BT	 BT Operator
International Calls BT to Operator to overseas Operator to BT to overseas	 BT Operator
Transit Calls BT to Operator to transit destination Operator to BT to transit destination	 BT Operator
Number Translation Services Calls BT to Operator Operator to BT	 BT Operator
Indirect Access Calls BT to Operator Operator to BT	 Operator BT
BT Operator services calls Operator to BT	 Operator
Emergency Calls Operator to BT	 Operator
Targeted Transit Calls Operator to BT to transit destination via BT to Operator	 Operator Operator
Indirect Access Transit Calls Operator to BT to transit destination via BT to Operator	 Operator Operator

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FRIACO IP Network Calls BT to Operator Operator to BT	 Operator BT

For the avoidance of doubt responsibility for traffic to numbers ported under Number Portability shall be the same as that shown above .

5.1.4 Each Party shall ensure that a Route Type is provided on each Interconnect Link for the conveyance of Traffic Types for which that Party has responsibility in accordance with paragraph 5.1.3. Where a Party wishes to segregate its traffic into different Traffic Types it may order additional Route Types in accordance with Schedule 01 or 130 as appropriate. Where a Traffic Route is used for the conveyance of Calls for both Parties in accordance with the provisions of paragraph 5.2.12(2), a single Route Type may be used.

5.2 Interconnect Traffic Route Structure

5.2.1 Subject to the provisions of paragraph 5.2.2, 5.2.3, 5.2.4, 5.2.8 and 5.2.10 the Parties shall establish Interconnect Links to convey Calls between the BT System and the Operator System on Traffic Routes between each Operator Switch Connection and at least one BT DMSU.

5.2.2 Subject to the provision of paragraph 5.2.3, if the Operator activates Number Ranges in the geographic area served by the 0171 and/or 0181 and the adjacent BT Charge Groups:

(1) Traffic Routes shall be provided between each Operator Switch Connection supporting Number Ranges in such geographic area (serviced by the 0171 and/or 0181 or the adjacent BT Charge Groups) and at least one BT DJSU.

(2) If the traffic between an Operator Switch Connection serving 0171 and/or 0181, or the adjacent BT Charge Groups and BT DMSUs in the 0171/0181 area would be less than 45 Erlangs and;

the Operator System is connected to two other DMSU Switch Connections and the Operator's Switch Connections are connected via the Operator's System ;

the Operator Switch Connection may connect to only DJSU(s).

5.2.3 If the Operator delivers traffic to a BT Switch Connection at:

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(a) a single BT DMSU; or

(b) a BT DMSU and a single BT DJSU;

and if BT chooses to deliver traffic from more than one BT Switch Connection to the Operator System, then the relevant Interconnect Link shall be for BT's exclusive use and provided at BT's expense.

5.2.4 If the Operator wishes to provide Traffic Routes to more than one BT DJSU, the Parties shall agree the combination of BT DJSUs and the Traffic Streams to be routed through them. Under normal operations alternative routing of traffic between the Traffic Routes described in paragraphs 5.2.1 and 5.2.2 will not be available.

5.2.5 A BT WAT is available for the delivery or collection of Calls to or from Number Ranges served by BT DLEs directly connected to that BT WAT and also to certain specified DMSUs and DJSUs.

5.2.6 A BT DLTE is available for the delivery or collection of Calls to or from Number Ranges served by that BT DLTE and by BT DLEs directly connected to that BT DLTE, except for Operator Groomed IP Network Calls, Operator Groomed Non-Geographic Calls and Operator IP Network Calls, . Operator FRIACO IP Network Calls. Operator Groomed IP Network Calls, Operator Groomed Non-Geographic Calls and Operator IP Network Calls, . Operator FRIACO IP Network Calls and any Calls to access the internet where no time related charges are levied directly or indirectly on a pence per minute basis by any Party ("Calls that are unmetered to the Caller") are available only from those Calling Parties directly connected to a BT DLE. Such Calls shall not be transited via a BT DLTE.

5.2.7 A BT DLE is available solely for the delivery or collection of Calls to or from the Number Ranges served by that BT DLE.

5.2.8 Subject to the provisions of paragraphs 5.2.6 and 5.2.7, where an Operator has at least one connection to a BT DMSU, and the Operator's Switch Connections are connected via the Operator's System, the Operator Switch Connection may connect to a BT DLE or DLTE only.

5.2.9 The Operator may choose to deliver International Calls (excluding those to Republic of Ireland) to the BT System to one or more BT ISC.

5.2.10 Notwithstanding the provisions of paragraph 5.2.1 if the Operator wishes to deliver only International Calls to the BT System (for conveyance to Authorised Overseas Systems other than the Republic

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of Ireland) the Operator may choose to deliver International Calls to one or more BT ISCs only.

5.2.11 If the Parties fail to agree the BT Tandem Exchanges or the BT ISC referred to in this paragraph 5.2 then either Party may notify the other in writing of a Dispute.

5.2.12 Interconnect Links shall have Traffic Routes such that:

(1) for ISI, Traffic Routes shall be established to convey only those Traffic Types for which a Party has responsibility in accordance with paragraph 5.1.3, with capacity designated as FRIACO and required for the conveyance of FRIACO IP Network Calls being established as separate Traffic Routes from all other Traffic Types; and

(2) for Customer Sited Interconnect, Traffic Routes shall be established, either:

a) in accordance with the provisions for ISI set out in (1) above; or

b) for all Traffic Types, but with capacity designated as FRIACO and required for the conveyance of FRIACO IP Network Calls being established as separate Traffic Routes from all other Traffic Types.

5.2.13 Traffic Routes shall be supported by not less than one Signalling Link Set, except that:

a) where Traffic Routes are to more than one BT ISC a Signalling Link Set may be split between the BT ISCs; or

b) where the Traffic Route is for the conveyance of only traffic for which the Operator has responsibility, pursuant to paragraph 5.1.3, to a BT DLE and that Traffic Route consists of no more than six 2Mbit/s Interconnect Links, a Single Signalling Link may be employed. Additionally, where requested by the Operator, STP working as specified by BT from time to time in the Provisioning Manual may be used to enable DLE connection; or

c) where the Traffic Route is for the delivery of Number Translation Services or IP Network Calls for which BT has responsibility, pursuant to paragraph 5.1.3, from a BT DLE and that Traffic Route consists of no more than six 2 Mbit/s Interconnect Links, a Single Signalling Link may be employed. Additionally, where requested by the Operator, STP working as

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specified by BT from time to time in the Provisioning Manual may be used to enable DLE connection.

One Signalling Link Set may be used to support up to 40x2 Mbit/s Interconnect Links, having Traffic Routes for which a Party has responsibility pursuant to paragraph 5.1.3. If a Party intends to use a Single Signalling Link it shall, unless otherwise agreed, give the other Party 25 Working Days notice prior to implementation.

5.2.14 The Party whose Switch Connection conveys the relevant Calls to the other's System shall assign Traffic Streams (identified by destination) to a particular Traffic Route. BT and the Operator shall, subject to paragraph 5.4 below, advise each other which Traffic Streams are assigned to which Traffic Route. Unless otherwise agreed, each Party shall use its reasonable endeavours to ensure that traffic is directed in accordance with the advice given to the other. Traffic so routed is primary traffic as described in paragraph 5.4.

5.2.15 Where there is a Traffic Route to or from a Switch Connection and notification has been given by either Party that the relevant Switch Connection is to be removed or Capped, then no additional Capacity shall be provided on that Traffic Route save that agreed in the ACO current on the date when notification was given.

5.2.16 If BT conveys Emergency Calls from the Operator System BT shall allocate the same priority to Emergency Calls handed over from the Operator System as it provides to Emergency Calls from BT Customers.

5.3 Interconnect Traffic Route Dimensioning

5.3.1 Except as described in paragraph 5.3.3. Traffic Routes shall be Fully Provided to carry only the traffic for which Capacity has been ordered in accordance with this Annex and such Traffic Routes shall be operational at no worse than the required grade of service.

5.3.2 Where a Traffic Route is used for the conveyance of traffic for both Parties, the forecast requirement of Capacity shall be based upon the route busy hour. The forecasts shall be based upon a proposed grade of service of better than 0.008 subject to the route dimensioning giving a grade of service of better than 0.02 at 10 per cent traffic overload and better than 0.05 at 20 per cent traffic overload, unless the Parties agree otherwise.

5.3.3 High Usage Traffic Routes to specified BT DLEs and Operator Local Exchanges

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(a) Traffic Routes to BT DLEs and Operator Local Exchanges may be dimensioned as High Usage Traffic Routes, that is to say, the target grade of service may be achieved by traffic being offered as first choice to the BT DLE or Operator Local Exchange, as the case may be, and, if Capacity is not available, as a second choice to the BT DMSU, BT DJSU, BT WAT or BT DLTE used for tandem switching pursuant to paragraph 5.2.6, or Operator Tandem Exchange, as the case may be.

(b) A High Usage Traffic Route shall have a maximum size of six 2Mbits/s systems and be designed to overflow no more than 15% of the Traffic offered to the High Usage Traffic Route. The Party having responsibility for the Traffic Type, as set out in paragraph 5.1.3, shall take network management action in accordance with paragraph (d) below to limit overflow traffic to the 15% level.

(c) This specific routing, identified in a) or b) above, encompassing either a BT DMSU, BT DJSU, BT WAT or BT DLTE used for tandem switching pursuant to paragraph 5.2.6 and a BT DLE, or an Operator Tandem Exchange and an Operator Local Exchange, as the case may be, constitutes a primary routing. Traffic shall be offered to only one BT DMSU, BT DJSU, BT WAT or BT DLTE used for tandem switching, or one Operator Tandem Exchange, as the case may be, as a primary routing.

(d) If a High Usage Traffic Route fails, or a traffic surge causes an increase in traffic being routed to the primary tandem exchange, then in order to restore traffic balance, the Party having responsibility for the Traffic Type, as set out in paragraph 5.1.3, shall undertake immediate action to implement network management controls, agreed with the other party's network management organisation, to restrict overflow traffic to the design limits set out in paragraph (b) above or such greater levels as the other party's network management organisation considers will not adversely affect that Party's primary traffic. These controls shall be implemented within 15 minutes of receipt by the Party having responsibility for the Traffic Type, as set out in paragraph 5.1.3, of notice to that effect, or of the time when the overflow traffic comes to the notice of such Party, whichever is the earlier.

(e) FRIACO Traffic Routes cannot be designated as High Usage Routes.

5.4 Interconnect Routing Rules

5.4.1 Operator to BT traffic

The Operator may convey Traffic Streams in any combination of Fully Provided Traffic Routes, except as detailed in paragraph 5.3.3, from

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Operator Switch Connections to BT Switch Connections only in accordance with routing plans agreed by the Parties for those Traffic Streams.

All traffic delivered in accordance with this paragraph shall be considered to be primary traffic

5.4.2 BT to Operator traffic

BT may convey Traffic Streams in any combination of Fully Provided Traffic Routes, except as detailed in paragraph 5.3.3, from BT Switch Connections to Operator Switch Connections only in accordance with routing plans agreed by the Parties for those Traffic Streams.

All traffic delivered in accordance with this paragraph shall be considered to be primary traffic

5.4.3 Overflow Traffic

Traffic overflowing as part of an agreed routing plan will be deemed to be included in the provisions of paragraphs 5.4.1. and 5.4.2 and shall be considered to be primary traffic .

5.4.4 Other Traffic

Traffic that is delivered other than as detailed in paragraphs 5.4.1,5.4.2 and 5.4.3 may be given a lower priority than primary traffic and should only be delivered after agreement by the parties in accordance with the provisions of the Operations and Maintenance Manual.

5.4.5 BT-Operator Indirect Access Traffic

(a) If the Parties have agreed in a Schedule to convey Indirect Access Calls, the Operator shall nominate a BT Switch Connection to receive Indirect Access Calls from each BT Tandem Exchange where applicable compliant with the technical principles contained in the Generic Transmission Interface Specification.

(b) For Indirect Access Calls originating on the BT System, BT shall arrange not less than one alternative path from the originating BT DLE to the BT Switch Connection, unless only one path is requested in writing by the Operator.

(c) For Indirect Access Calls received at a BT Switch Connection and on the Operator's written request, BT shall arrange not less than one alternative path to be provided to the Operator System. Routing from the nominated BT Switch Connection to the Operator System shall be limited to Traffic Routes from that BT Switch Connection.

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Where proportional distribution is used to facilitate such routing it shall contain routings to access up to a maximum of six Traffic Routes that are connected to the BT Switch Connection, utilising a maximum of three routing tables.

5.4.6 Operator to BT Number Translation Services Traffic

The Operator shall convey Calls for BT Number Translation Services to a BT DMSU Switch Connection which is as near as reasonably practical to the origination of the Call, having regard to any requirements necessary to identify the intended destination, or as otherwise may be agreed in writing by the Parties.

5.4.7 BT to Operator Groomed IP Network Traffic, Groomed Non-Geographic Traffic and IP Network Traffic

(a) If the Parties have agreed in a Schedule to convey Groomed IP Network Calls and/or Groomed Non-Geographic Calls and/or IP Network Calls, BT shall nominate Operator Switch Connections to receive Groomed IP Network Calls and/or Groomed Non-Geographic Calls and/or IP Network Calls (as appropriate) from each BT Switch Connection where applicable compliant with the technical principles contained in the Generic Transmission Interface Specification.

(b) For Groomed IP Network Calls and/or Groomed Non-Geographic Calls and/or IP Network Calls received at a BT Switch Connection and on the Operator's written request, BT shall arrange not less than one alternative path to be provided to the Operator System. Routing from the nominated BT Switch Connection to the Operator System shall be limited to Traffic Routes from that BT Switch Connection.

Where proportional distribution is used to facilitate such routing it shall contain routings to access up to a maximum of six Traffic Routes that are connected to the BT Switch Connection utilising a maximum of three routing tables.

(c) The aggregated Capacity for the conveyance of such Calls together with the Capacity provided for the conveyance of Number Translation Services Calls and Calls pursuant to paragraph 5.4.9 at a BT Switch Connection shall be subject to normal capacity restrictions.

5.4.8 BT to Operator Calls that are unmetered to the Caller (including Operator Groomed IP Network Calls, Operator IP Network Calls, Operator 0820 Calls and Indirect Access Calls)

(a) Subject to paragraph 5.4.8(e), notwithstanding the provisions of paragraphs 5.4.5 and 5.4.7, those Calls that are unmetered to the Caller

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shall only be delivered via BT DLEs save as modified by paragraph 5.4.8 (b), (c) or (d).

(b) Calls that are unmetered to the Caller (excluding Number Translation Services Calls that are metered to the Caller): For the periods and proportions shown below, a percentage of the total Calls that are unmetered to the Caller may be delivered via BT Tandem Exchanges provided that:

(i) by 30 September 2000, the Operator shall provide to Ready for Service state at least 67% of the Operator's Capacity for such Calls at BT DLEs; and

(ii) by 31 December 2000, the Operator must increase the percentage to at least 75% of the Operator's Capacity for such Calls at BT DLEs.

(c) Calls that are unmetered to the Caller (including Number Translation Services Calls): For the periods and proportions shown below, a percentage of the total Calls that are unmetered to the Caller may be delivered via BT Tandem Exchanges provided that:

(i) by 30 September 2000, the Operator must provide at least 40% of the Operator's Capacity for such Calls at BT DLEs; and

(ii) by 31 December 2000, the Operator must increase the percentage to at least 65% of the Operator's Capacity for such Calls at BT DLEs.

(d) Calls that are unmetered to the Caller together with all Number Translation Services Calls (whether unmetered or not): Capacity shall be distributed between BT Tandem Exchanges and BT DLEs as follows provided that:

(i) by 30 September 2000, the Operator must ensure that all such Calls are conveyed as Single Tandem Calls. To enable this, the Operator shall interconnect to all BT DLEs that are co-located with the BT Tandem Exchanges to which the Operator is connected, where the total of such Calls is greater than 15 erlangs; and

(ii) by 31 December 2000, the Operator must connect to a further 150 BT DLEs.

(e) Where the Operator has less than 100 x 2 Mbit/s Capacity for the delivery of such Calls, the provisions of this paragraph 5.4.8 shall not apply, and the Operator shall be limited for the delivery of such Calls to a maximum of 5 x 2 Mbit/s Capacity at each BT Tandem Exchange.

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(f) For the avoidance of doubt, if the Operator requires delivery of any such Calls after the dates shown in paragraphs 5.4.8 (b), (c) or (d), the Operator shall immediately be subject to the provisions of those paragraphs.

With respect to Calls under paragraphs 5.4.8 (b), (c) and (d), the arrangements which are to apply from 1 January 2001 will be reviewed in September 2000. Retained Capacity at the BT Tandem Exchanges must be in accordance with paragraph 5.3.1 and not exceed the relevant percentage.

5.4.9 BT to Operator FRIACO Traffic

(a) If the Parties have agreed in a Schedule to convey FRIACO IP Network Calls, the Operator shall nominate BT Switch Connections to convey FRIACO IP Network Calls (as appropriate) to each Operator Switch Connection where applicable compliant with the technical principles contained in the Generic Transmission Interface Specification.

(b) FRIACO IP Network Calls routing from a nominated BT Switch Connection to the Operator System shall be limited to Traffic Routes from that BT Switch Connection. BT Switch Connections shall be restricted to BT DLEs and call origination will be in accordance with paragraphs 5.2.6 and 5.2.7. For the avoidance of doubt there will be no overflow or alternative routing from the specified BT DLE Switch Connection.

Where proportional distribution is used to facilitate such routing it shall contain routings to access up to a maximum of six Traffic Routes that are connected to the BT Switch Connection utilising a maximum of three routing tables.

(c) The aggregated Capacity for the conveyance of such Calls together with the Capacity provided for the conveyance of Number Translation Services Calls and Calls pursuant to paragraph 5.4.7 at a BT Switch Connection shall be subject to normal capacity restrictions.

(d) Traffic Routes established for the conveyance of FRIACO IP Network Calls shall not be used to convey any other Traffic Types. FRIACO IP Network Calls shall not be conveyed by any Traffic Routes other than those specifically established for the conveyance of FRIACO IP Network Calls.

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5.5 **Interconnect Route Diversity and Security**

5.5.1 Where either Party requests physical route diversity it shall take account of the Signalling Links and the Traffic Routes.

5.5.2 The Traffic Route(s) between an Operator Switch Connection and the relevant BT Switch Connection shall, subject to the normal planning practices of the relevant Party, ensure that a single failure of equipment does not give rise to failure of a Traffic Route.

5.6 **Routing of International Traffic**

5.6.1 The Operator may handover International Calls to the BT System at BT DMSUs or BT ISCs. If an Operator chooses to handover International Calls direct to an ISC and has Interconnect Links to more than one BT ISC, BT shall provide the Operator with an appropriate ISC routing plan for each international destination and the Operator shall so route its International Calls.

5.6.2 Where agreed, or for NNGs allocated to the Operator for the provision of Land Mobile Radio Services for a digital service (GSM, PCN), Calls may be handed over to the Operator System from a BT ISC. Calls from an international destination to other NNG or "DE" Number Ranges assigned to the Operator shall be routed by BT from the BT ISC to the relevant BT DMSU to be handed over to the Operator System.

5.6.3 BT Basic International Outgoing Calls for conveyance to the Republic of Ireland shall be handed over to BT at a BT DMSU, unless such Calls originate in Northern Ireland and are switched only by Switches in Northern Ireland, when such Calls may be handed over to BT at designated BT Tandem Exchanges located in Northern Ireland. BT ISDN International Outgoing Calls for conveyance to the Republic of Ireland may be handed over to BT at a BT ISC.

5.7 **Record of Arrangements**

The Parties shall record the physical arrangements and Number Ranges, or part thereof, for each of the Traffic Routes on an Interconnect Link. Information shall be provided in accordance with the Provisioning Manual and a record of these arrangements shall be maintained in the Technical Master Plan.

6. ISI INTERCONNECT LINK ARCHITECTURE

ISI Interconnect Links shall be transmission systems using either PDH or SDH technology, in accordance with the interfaces set out in the Generic

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Electrical and Physical Interface Specification and, in the case of SDH, additionally in the Generic SDH Interface Specification.

6.1 ISI Interconnect Links using PDH

(a) Equipment

The manufacturer and type of equipment used to terminate the ISI Interconnect Link shall be the same at each end of the fibre and be one of those agreed and listed in the Provisioning Manual.

(b) Procedures

Operational procedures for the provision of PDH ISI Interconnect Links are described in the Provisioning Manual and their maintenance is described in the Operations and Maintenance Manual.

(c) IECs

Interconnect Extension Circuits may be used to complete ISI Interconnect Links to Remote Switch Connections.

(d) Path Protection

Where the Operator requests Path Protection using PDH, as set out in Schedule 01, the manufacturer and type of equipment used to effect the Path Protection shall be the same at each end of the fibre and be one of those agreed and listed in the Provisioning Manual as suitable for supporting Path Protection.

6.2 ISI Interconnect Links using SDH

(a) Configuration

ISI Interconnect Links using SDH technology will deliver the equivalent functionality to an ISI Interconnect Link using PDH technology.

For the avoidance of doubt if an ISI Interconnect Link uses SDH technology all traffic within the BT System flowing to or from the STM-1 or STM-4 SDH Add-Drop Multiplexor will be carried by Intrabuilding Links or IECs and there shall, unless the Operator has requested Path Protection, be one single physical path between the STM-1 or STM-4 SDH Add-Drop Multiplexors.

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(b) Equipment

The manufacturer and type of equipment that BT shall use to terminate the SDH ISI Interconnect Link shall be one of those listed in the Provisioning Manual. Subject to successful compatibility testing between each Parties' equipment, the Operator may use any equipment that conforms to the Generic SDH Interface Specification and is of the same line rate as that used by BT.

(c) Management

Neither Party shall exercise management control of the other Party's STM-1 or STM-4 SDH Add-Drop Multiplexor. In particular, the transmission messages to the other Party via the Data Communications Channel (DCC) in the Add-Drop Multiplexor section overhead shall be inhibited.

(d) Testing and Operational Procedures

If the Operator chooses to use equipment that has not been validated to ensure that it interworks with the equipment that BT uses, the Parties shall test the equipment to ensure that the performance standards are met. Unless otherwise agreed such testing shall be completed before an order for such an Interconnect Link is placed. If the Parties agree to carry out the testing after an order is received that order shall be subject to adjustment of the delivery date to include such tests. Operational procedures for the provision of SDH Interconnect Links are described in the Provisioning Manual and their maintenance is described in the Operations and Maintenance Manual.

(e) IECs

Interconnect Extension Circuits shall be provided using PDH or SDH at the suppliers election solely for the completion of ISI Interconnect Links to Remote Switch Connections.

(f) Path Protection

If the Operator requests Path Protection, all VC paths shall terminate on a single Add-drop Multiplexor at the BT Switch Connection. This configuration shall be used where VC Path Protection is deployed in the SDH equipment terminating the VC paths.

7. CAPACITY PROVISION

7.1 Initial Interconnection

Prior to the first Capacity Order being placed under this Agreement:

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7.1.1 the Operator shall provide BT with the following information:

(1) details about the proposed Operator Exchange or Exchanges, software build level and of the relevant Operator Switch Connections nominated by the Operator;

(2) details of the relevant BT Switch Connections nominated by the Operator;

(3) details of the services (as in the Schedules) which the Operator requires on the first Ready for Service Date;

(4) Number Ranges served by and that may be accessed via the Operator System;

(5) a statement of the conformity of the Operator System to the Specifications;

(6) the first Capacity Profile (as described in paragraph 9 below);

(7) the first Traffic Forecast(s) (as described in paragraph 8 below);

(8) proposed Traffic Routes, by Number Ranges (in the form set out in the Provisioning Manual);

(9) details of proposed Points of Connection and Interconnect Links;

7.1.2 BT shall provide the Operator with the following information:

(1) proposed signalling and testing requirements within the time scale set out in paragraph 14.2 below;

(2) details of the relevant Operator Switch Connections and BT Switch Connections nominated by BT (if any), within 20 Working Days of a written request by the Operator;

(3) proposed Traffic Routes by Number Ranges if the Operator is planning to use more than one Operator Switch Connection at the first Ready for Test Date, within 20 Working Days of a written request by the Operator.

7.1.3 The information specified in paragraphs 7.1.1 and 7.1.2 above shall be exchanged in the manner detailed from time to time in the Provisioning Manual. The Parties shall hold such meetings as are required for this exchange of information.

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7.2 Where the Operator is seeking an initial interconnection to the BT System to transfer traffic generated by an established customer, the Operator shall provide BT not less than 20 Working Days prior to the first planning meeting referred to in paragraph 7.1.3 above with the following information:

(1) traffic volumes from the Operator System to the BT System for each proposed BT Switch Connection;

(2) traffic volumes from the BT System to the Operator System for each proposed BT Switch Connection; and

(3) specific requirements for the transfer of the Operator's existing Number Ranges.

8. TRAFFIC FORECASTS

8.1 General

Traffic Forecasts shall be used by the Parties for planning sufficient switch and distributive network capacity to meet subsequent Capacity Order requirements. While the Parties shall use reasonable endeavours to provide accurate Traffic Forecasts, they shall not be legally binding except to the extent stated otherwise in this Agreement.

8.2 Traffic Forecast Content

8.2.1 Traffic Forecasts for each BT Switch Connection shall be prepared by the Operator for the Traffic Types listed in Table A of this Annex for which the Operator is stated to have the responsibility as defined in paragraph 5.1.3.

In addition the Operator shall prepare Traffic Forecasts for each Operator Switch Connection for the specific Traffic Types listed in Table A for which BT is stated to have the responsibilities as defined in paragraph 5.1.3. However if requested by the Operator, BT shall forecast this traffic when it is mature, that is when the Parties agree that the conditions set out in the Provisioning Manual have been met.

All Traffic Forecasts shall be in the form set out in the Provisioning Manual.

8.2.2 Where a BT ISC is used as a BT Switch Connection, Traffic Forecasts shall define the following:

(a) outgoing traffic by destination country where the busy hour traffic is expected to exceed 5 erlangs;

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(b) the total outgoing traffic for all countries where the busy hour traffic is less than 5 erlangs.

8.2.3 The Parties shall endeavour to agree for each Traffic Route immediately following the second anniversary of the Ready for Service Date of that Traffic Route whether such Traffic Route is mature. If the Parties fail to agree whether a Traffic Route is mature then either Party may notify the other in writing of a Dispute.

8.3 Forecasting Periods

8.3.1 Traffic Forecasts shall be on a rolling basis for a period of three years.

8.3.2 A Traffic Forecast provided by the Operator to BT at yearly intervals for each Switch Connection pursuant to paragraph 8.2 shall be made available at least 15 Working Days before the Technical Review Meeting immediately before the Traffic Forecast period next following. These Traffic Forecasts shall (subject as provided below) cover the following three years broken down for each quarter for the first two years.

8.3.3 For each mature Traffic Route (as defined in paragraph 8.2), BT shall supply the Operator with the Traffic Forecasts at yearly intervals, not less than 15 Working Days before the Technical Review Meeting immediately prior to the period which is the subject of the Traffic Forecast. These Traffic Forecasts shall cover the following three years broken down for each quarter for the first two years.

8.3.4 If either Party's Traffic Forecast for a category of traffic for any twelve month period at any Switch Connection has changed 10 per cent. or more since the last Traffic Forecast or where any additional Switch Connection is proposed by such Party during the next twelve months, then the changed Traffic Forecast shall be notified not later than the next Technical Review Meeting following such change or adoption of such proposal.

8.3.5 During the first two years up to the 2nd anniversary of the first Ready for Service Date, the Operator may supply Traffic Forecasts covering only two years. Thereafter, such Traffic Forecasts shall cover a period of three years.

8.4 Traffic Forecast Information

8.4.1 Traffic Forecasts supplied pursuant to paragraph 8.3 shall:

(a) be in terms of day and evening busy hour Erlangs. The day busy hour shall be within the period 0800 to 1800 hours and the

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evening busy hour shall be within the period 1800 to 0800 hours except where agreed otherwise;

(b) identify the time of the busy hour for a Traffic Route to be configured pursuant to paragraph 8.1;

(c) be in the form set out in the Provisioning Manual

(d) be authorised and signed at an appropriate level by the originating Party and acknowledged by the receiving Party.

8.5 Forecasting Evolution

8.5.1 The Parties may agree to modify the procedures in this paragraph 8 if and when additional Traffic Routes and/or Traffic Streams are identified or if presently planned Traffic Routes are subdivided.

8.5.2 The forecasting procedures shall be reviewed at the Technical Review Meeting to discuss routing and forecasting matters and to agree changes and appropriate timings for their implementation.

9. CAPACITY PROFILES AND ACOS

9.1 Before placing Capacity Orders, the Operator shall (subject to paragraph 9.2 below) supply BT with Capacity Profiles in relation to Capacity Provision and Capacity Re-arrangement at all existing and proposed Switch Connections and separately Capacity requirements for PCPOC for existing and proposed Points of Connection. In paragraphs 9 and 10 and subject to paragraph 11.4, Capacity Re-arrangement may only be initiated by the Purchaser of the Capacity which is being rearranged. Each Capacity Profile shall encompass all the Operator's requirements for Capacity and shall be identified for each relevant Switch Connection. The obligation of the Operator under this paragraph in relation to a particular Switch Connection shall cease when the information is provided by BT under paragraph 9.2.

9.2 With effect from the second anniversary of the Ready for Service Date (or such later date as the Parties may agree pursuant to paragraph 8.2.3) for each Switch Connection, BT shall supply the Operator with a Capacity Profile for Traffic Types for which BT has responsibility pursuant to paragraph 5.1.3. The Capacity Profile shall encompass all Capacity Provision or Capacity Re-arrangement requirements and be categorised for each relevant Operator Switch Connection. The Parties acknowledge that each BT Capacity Profile shall reflect the information contained in the relevant Traffic Forecast provided under paragraph 8, plus any other relevant additional information that the Operator has provided to BT (which shall include any necessary advice on the timing of Capacity Provision).

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9.3 Capacity Profiles for Capacity Provision and Capacity Re-arrangement shall be provided as described in the Provisioning Manual. The first four months of each Capacity Profile agreed in accordance with paragraph 9.5 shall form an Advance Capacity Profile (ACO) pursuant to paragraph 10.

9.4 Each Capacity Profile shall be presented to the other Party at four month intervals, not less than 15 Working Days before the relevant Technical Review Meeting.

9.5 Each Capacity Profile shall be reviewed at the relevant Technical Review Meeting. Where agreed it will be signed within 5 Working Days by the authorised representatives of each Party to signify their intention to commit to the ACO.

9.6 If the Parties fail to agree a Capacity Profile (or part thereof), then either Party may notify the other in writing of a Dispute. Only those portions of an ACO that have not been agreed shall be a Dispute. Paragraph 10 shall apply to those parts that have been agreed (and signed by the Parties).

10. CAPACITY ORDERS AND TESTING

10.1 Capacity Ordering

10.1.1 In an ACO Period the Operator may, in respect of any BT Switch Connection nominated by the Operator (for traffic handed over from the Operator System to the BT System), and, during the period ending two years after the first Ready for Test Date, in respect of any Operator Switch Connection nominated by BT (for traffic handed over from the BT System to the Operator System), place Capacity Orders up to the amount of the aggregate Capacity Provision (i.e. Capacity to be provided plus the provide element of Capacity to be rearranged) shown in the relevant ACOs for each such Switch Connection and place Capacity Orders in respect of PCPOC at the same physical location as the specified Points of Connection shown in the relevant ACO plus the greater of (a) 10 per cent. of such Capacity and (b) 4 x 2Mbit/s units of Capacity , where such Capacity is shown as being greater than zero . Within these limits each Party shall provide such Capacity that it is to provide within the time scales laid down in paragraph 11.

10.1.2 In an ACO Period the Operator shall place Capacity Orders for a minimum of 80 per cent. of the aggregate Capacity specified in the relevant ACOs for each Switch Connection and separately for Capacity for PCPOC, for each Point of Connection, other than Capacity required at any Operator Switch Connection for incoming traffic from the BT System. Failure by the Operator to place such

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Capacity Orders shall result in pre-payment charges being paid by the Operator in accordance with paragraph 1 of Appendix B. Pre-payment charges arising with respect to a specific Switch Connection or, for PCPOC, Point of Connection shall be accepted as pre-payment for future Capacity Orders in respect of Capacity for the same Switch Connection or, for PCPOC, Point of Connection placed within 12 months of the end of the relevant ACO Period (thereby being credited against any charges payable by the Operator in respect of such Capacity Order(s)).

10.1.3 Capacity Orders placed by the Operator (on behalf of BT) for Capacity in respect of Traffic Types for which BT has the responsibility pursuant to paragraph 5.1.3, and any increase in order quantities above those agreed in the relevant ACO (subject to the limits set out in paragraph 10.1.1) shall require written agreement from BT prior to the placing of the relevant Capacity Order. If the Parties fail to agree an increase in a Capacity Order, either Party may notify the other in writing of a Dispute.

10.1.4 Within any ACO Period commencing two years after the Ready for Service Date for a particular Switch Connection, BT may place Capacity Orders for Capacity required at that Operator Switch Connection for Traffic Types for which BT has the responsibility pursuant to paragraph 5.1.3, up to the amount of the aggregate Capacity Provision (i.e. Capacity to be provided, plus the provide element of Capacity to be rearranged) shown in the relevant ACOs for such Operator Switch Connection plus, for any Operator Switch Connection, the greater of (a) 10 per cent. of such Capacity and (b) 4 x 2Mbit/s units of Capacity , where such Capacity is shown as being greater than zero. The Operator shall provide such Capacity within the relevant time scales specified in paragraph 11.

10.1.5 Within any ACO Period commencing two years after the Ready for Service Date of a Switch Connection, BT shall place Capacity Orders for a minimum of 80 per cent. of the aggregate Capacity specified in the relevant ACOs for that Operator Switch Connection. Failure by BT to place such Capacity Orders shall result in pre-payment charges being paid by BT in accordance with the provisions set out in paragraph 1 of Appendix B. Pre-payment charges arising with respect to a specific Operator Switch Connection will be accepted as pre-payment for future Capacity Provision Orders in respect of Capacity at the same Switch Connection placed within 12 months of the end of the relevant ACO Period (thereby being credited against any charges payable by BT in respect of such Capacity Order(s)).

10.1.6 If no ACO is provided or Capacity Orders are placed by the ordering Party in excess of the relevant limit in paragraph 10.1.1 or 10.1.4:

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(1) the Supplier shall not be obliged to meet the time scales set out in paragraph 11 for that part of the Capacity Order in excess of the relevant limit;

(2) the time scales shall be agreed in writing for the provision of excess Capacity and the Ready for Test Dates shall be not later than 6 months after the date of receipt of a relevant Capacity Order; and

(3) the Supplier of Capacity in excess of the relevant limit may raise charges to cover additional costs that it may incur arising directly from the provision of Capacity outside the normal planning process. Neither Party may incur such additional costs or provide Capacity outside the ACO process without the prior written approval of the other.

10.1.7 Each Capacity Order will be in the form set out in the Provisioning Manual and shall include all the information required by that form.

10.1.8 The tributary allocation charts as set out in the Provisioning Manual, shall be amended by BT, unless agreed otherwise, and included in the Technical Master Plan.

10.2 Testing Timetables for 2Mbit/s Interconnect Links

10.2.1

(1) BT and the Operator shall commence testing Capacity not later than 25 Working Days after the relevant scheduled Ready for Test Date. Unless agreed otherwise, the Purchaser shall provide the Supplier with a minimum of 15 Working Days notice of the date on which testing should commence. The Parties shall co-operate to ensure that testing is reasonably spread across the 25 Working Days following the date on which such Capacity is made ready for testing. The Parties shall use reasonable endeavours to complete testing in the shortest appropriate time.

(2) If for any reason the Purchaser expects to be unable to proceed jointly with the Supplier in testing of any Capacity, the Purchaser shall notify the Supplier in writing as soon as possible and where such notice is less than 5 Working Days before the scheduled Ready for Test Date, the provisions set out in paragraph 3 of Appendix B of this Annex shall apply. Testing shall then be re-scheduled by agreement and commenced on such re-scheduled date. In the event of testing failing the Parties shall use reasonable endeavours to ensure testing is recommenced and concluded as quickly as possible.

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(3) The Parties shall agree the required test facilities. The Parties shall make such test facilities available from the date required by the other Party. If specified test facilities are missing or incorrect, Capacity Orders or Data Management Amendments will not commence until the facilities are made available.

(4) If the Party providing Capacity fails to commence testing of that Capacity by a date 25 Working Days after the relevant periods of time specified in paragraph 11 below, then (without prejudice to the other Party's rights and remedies under the Agreement) the Party providing such Capacity shall pay, on demand, to the other Party liquidated damages for such delay calculated in accordance with the provisions of paragraph 2 of Appendix B for up to a maximum of 25 Working Days.

(5) If the Parties fail to agree an acceptable date for the testing of the Capacity (pursuant to 10.2.1 (2)) either Party may notify the other in writing of a Dispute.

10.2.2 On the Ready for Test Date the Supplier shall notify the Purchaser that such Capacity is Ready for Testing. Such notice shall be in the form set out in the Provisioning Manual.

10.2.3 As soon after the Ready for Service Date as is practical, both Parties shall certify that the Capacity has been satisfactorily tested by signing the certificate set out in the Provisioning Manual.

10.3 Congestion

Where a Traffic Route is used for the conveyance of traffic for both Parties and either Party detects the grade of service referred to in paragraph 5.3.2 not being met because of non-transient causes or identifies a trend that will lead to such grade of service not being met in the current or next ACO Period, the Operator shall order Route Augmentation such that the problem or potential problem is alleviated.

10.4 Testing and Commissioning Procedures

The Parties shall jointly test the Capacity and any service specific items and make any necessary adjustment to ensure that the Capacity meets the agreed performance standards and Specification(s). Details of the testing procedures are included in the Operational Testing Manuals.

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11. CAPACITY ORDER TIMESCALES

11.1 Timescales for Provision of Capacity

The timescales for the provision of Capacity Ready for Testing are subject to the provisions set out in Schedules 01 and 130 (as appropriate) and, paragraph 10.1.6. The time scales are set out in paragraphs 11.1.3 to 11.1.6 inclusive and are concurrent with those set out in paragraph 11.1.1 and 11.1.2):

11.1.1 Capacity Provision at a Switch Connection for a Traffic Route passing through a new Point of Connection on an Interconnect Link using PDH or SDH:

6 months following the date of receipt of the relevant Capacity Order.

11.1.2 Capacity Provision or Capacity Re-arrangement at a Switch Connection requiring a change of technology from PDH to SDH or SDH to PDH for a new or existing Traffic Route at an existing Point of Connection:

6 months following the date of receipt of the relevant Capacity Order.

11.1.3 New Traffic Routes between Switch Connections through an established Point of Connection using the same technology, including the provision of new Traffic Routes by way of additional Customer Sited Interconnectfrom a particular Operators site:

65 Working Days following the date of receipt of the relevant Capacity Order.

11.1.4 Route Augmentation using the same technology, including the provision of additional Customer Sited Interconnect between the same Switch Connections:

25 Working Days following the date of receipt of the relevant Capacity Order.

11.1.5 New Traffic Routes over IECs at a Switch Connection using the same technology:

75 Working Days following the date of receipt of the relevant Capacity Order.

11.1.6 Route Augmentation using the same technology on Traffic Routes to Remote Switch Connections.

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35 Working Days following the date of receipt of the relevant Capacity Order.

11.1.7 Capacity Re-arrangements involving the provision of new Traffic Routes using the same technology or a new technology already in service at the relevant Switch Connection:

65 Working Days following the date of receipt of the relevant Capacity Order.

11.1.8 Capacity Re-arrangements between established Switch Connection involving Route Augmentation using the same technology or a new technology already in service at the relevant Switch Connection:

25 Working Days following the date of receipt of the relevant Capacity Order.

11.1.9 Capacity Re-arrangements involving the provision of new Traffic Routes requiring IECs using the same technology or a new technology already in service at the relevant Switch Connection:

75 Working Days following the date of receipt of the relevant Capacity Order.

11.1.10 Path Protection - on a date such as the Parties shall agree.

11.1.11 Capacity Provision for the first order for PCPOC at an existing Point of Connection:

30 Working Days from receipt of the relevant Capacity Order.

11.1.12 Additional Capacity on an existing PCPOC:

10 Working Days from receipt of the relevant Capacity Order.

11.2 Removal of Capacity

11.2.1 Subject to the relevant Schedules if either Party requires the removal of Capacity it paid for (or for which payment is due by that Party under this Agreement), an order identifying the Capacity and the date from which it is no longer required (a "removal order") may be placed by that Party on the other Party. The Party receiving the removal order will remove the Capacity not later than 30 Working Days from the date of receipt of the removal order. However this timescale may be extended if agreed in writing by the Parties in order to coincide with a planned programme of work .

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11.2.2 If either Party requires the removal of Capacity paid for by the other Party (or for which payment is due by the other Party under this Agreement) or the removal of Capacity used for bothway working then a written request shall be sent to the other Party detailing the requirement and giving the reasons for its removal. If the Party receiving the request agrees to the removal of the Capacity such Party shall issue a removal order to the Party requesting the removal. This Capacity will then be removed by the Supplier within 30 Working Days from the date of receipt of the removal order or such other date as the Parties may agree. Agreement to a removal request shall not be withheld where it can be demonstrated that the requirement for the Capacity is not supported by the current agreed Traffic Forecast. However, if the Party receiving the request still does not agree then that Party may notify the other in writing of a Dispute and Capacity shall not be removed until agreement has been reached or the Dispute is resolved.

11.2.3 A removal certificate shall be issued to the Party who paid (or who is responsible for payment) for the Capacity on completion of the removal work.

11.2.4 For the avoidance of doubt, if payment for Capacity provided and subsequently removed pursuant to this paragraph 11 has not been made at the time of such removal such payment shall remain due and payable.

11.2.5 If pursuant to this paragraph 11.2 Capacity is removed, a proportion of the relevant connection charge shall be repaid to the Party requesting the removal. The amount to be repaid shall be that set out in paragraph 4 of Appendix B to this Annex.

11.3 Order Amendment

11.3.1 Capacity Orders, except those for PCPOC, may be amended as follows:

(a) Capacity Orders which incorporate agreed amendments requested by the Supplier or are corrections of simple typing mistakes which do not affect the Ready for Test Date nor the implementation by the Supplier will not incur any charges.

(b) Capacity Orders may be withdrawn free of charge up to 10 Working Days from receipt of the relevant Capacity Order by the Supplier. Capacity Orders, including any placed in the last 10 Working Days of an ACO Period which bring the total orders up to 80% of the Capacity specified in the ACO, and subsequently cancelled within 10 Working Days of placing

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those orders shall not be included in the amount of Capacity ordered in the relevant ACO Period.

(c) Capacity Orders may be amended at a charge, details of which are specified from time to time in the Carrier Price List, up to 10 Working Days from receipt of the Capacity Order by the Supplier. The original date that the Capacity Order was placed will apply for the purpose of identifying the Ready for Test Date.

(d) Capacity Order amendments received after 10 Working Days from receipt of the original Capacity Order by the Supplier which do not have a material affect on the order (i.e. editorial change, data build change only, without change of Supplier's Switch Connection or other change which the Parties reasonably agree does not materially affect the Capacity Provision within the stated time scales) will be accepted by the Supplier without a change in the Ready for Test Date at a charge which is set out in the Carrier Price List.

Where an amendment involves data build changes, the order amendment must be received by the Supplier not later than 10 Working Days before the Ready for Test Date

11.3.2 If a Capacity Order is amended other than as set out in (a) (b) (c) or (d) above, and the amendment is to reduce the Capacity originally ordered, the Purchaser shall pay the charge set out in paragraph 5 of Appendix B. The Supplier shall accept such an amendment without a change in the Ready for Test Date.

11.3.3 Apart from as detailed in 11.3.1 (a) (b) and 11.3.2 , no amendments of Capacity Orders will be accepted after 10 Working Days from receipt of the Capacity Order by the Supplier .

11.3.4 The Supplier may extend a Ready for Test Date where there have been two or more order amendments to any matter included in the order form set out in the Provisioning Manual during the first 10 Working Days following receipt of a Capacity Order.

11.4 Capacity Re-arrangement

Capacity Re-arrangement may be requested as follows:

(a) The Purchaser may request in writing Capacity Re-arrangement, and the Supplier shall carry out the necessary work in accordance with the time scales set out in paragraph 11.1.

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(b) If the Supplier requests Capacity Re-arrangement of Capacity previously provided by the Supplier, the Supplier shall notify the Purchaser in writing giving reasons for its request. If the Purchaser accepts the request it shall confirm the same in writing. The Supplier shall then at its own expense carry out the Capacity Re-arrangement in accordance with the request. The Purchaser shall not unreasonably withhold or delay consent to such request provided that arrangements are made, in accordance with this Agreement where applicable, to ensure that no loss is caused to or suffered by the Purchaser as a result of the Capacity Re-arrangement.

(c) The Supplier shall issue a certificate to the Purchaser on completion of work carried out pursuant to paragraph 11.4 (a) or (b). The Purchaser may submit requests for Capacity Re-arrangement in writing to the Supplier at any time after the earlier of Ready For Service Date or one month after Ready For Test Date.

(d) On completion of a Capacity Re-arrangement the original Capacity is deemed terminated and replaced by the rearranged Capacity.

11.5 Cancellation of Order

At any time prior to the Ready for Test Date a Party may by written notice to the other cancel a Capacity Order for Capacity on a 2Mbit/s Interconnect Link it had placed. If a Capacity Order is cancelled more than 10 Working Days after placement of the Capacity Order, the cancelling Party shall pay a cancellation charge as set out in paragraph 6 of Appendix B. Capacity Orders, including any placed in the last 10 Working Days of an ACO Period which bring the total Capacity Orders up to 80% of the Capacity specified in the ACO, and subsequently cancelled within 10 Working Days of placing those orders shall not be included in the amount of Capacity ordered in the relevant ACO period.

11.6 General

The Party in receipt of a Capacity Order shall make the relevant Capacity available and Ready for Testing within the time scale specified in paragraph 11.1. The receiving Party shall notify the ordering Party of such receipt within one Working Day of receipt.

12. NUMBERING

12.1 Numbering Orders

Subject to paragraph 8 of the main body of the Agreement, the Party in receipt of a request by the other Party to implement numbering orders for Number Ranges and associated changes to data in the System shall do so in accordance with Appendix C.

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12.2 Number flow

12.2.1 The Parties shall convey to each other telephone numbers in the national and international number formats from time to time in force.

12.2.2 For IDD Calls to or from a BT ISC where C 7 (IUP) signalling is used, all digits including the international prefix (two leading zeros), shall be conveyed across the interface from the sending Party's System to the other Party's System.

12.2.3 For IDD Calls to a BT ISC, where C 7 (TUP) signalling is used, the Operator shall convey all digits except the international prefix. For Calls from a BT ISC where C 7 (TUP) signalling is used BT shall convey all digits including the leading zero of the national number.

12.3 Number Information

At Appropriate intervals each Party shall inform the other of all numbering additions and changes to Number Ranges within their respective Systems that may affect Call routing.

13. TECHNICAL REVIEW MEETINGS

13.1 The first Technical Review Meeting shall occur at either Party's written request not later than 1 month from the initial in-service date. Subsequent Technical Review Meetings shall occur at no greater than four monthly intervals thereafter, not less than 5 Working Days prior to the start of the relevant ACO period next following.

13.2 At Technical Review Meetings the Traffic Forecast referred to in paragraph 8 above shall be discussed and the Capacity Profiles referred to in paragraph 9 shall be agreed.

14. SWITCH TESTING

14.1 Testing Principles

Each Party shall have the right to require testing of the other Party's Switch(es) to confirm correct interworking. The testing varies according to the Switch manufacturer, the software build level and the method of implementation. The scope of the testing shall follow the relevant ITU-T guidelines.

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14.2 Testing Information

14.2.1 Not later than 10 Working Days after a written request by one Party, the other Party shall provide an initial indication of the level of testing required, having been given details of Switch hardware and software build level , services, and a statement of conformity of the Party's System to the specifications as detailed in paragraph 7.1.1 . The Parties shall agree exact test requirements and timescales.

14.2.2 If, owing to the default of one of the Parties the testing procedures vary substantially from the test procedures agreed pursuant to this paragraph, the other Party may levy a reasonable charge for its direct costs resulting from such default.

14.3 Where BT requests testing, the following provisions shall apply:

14.3.1 Reduced Level of Testing

A Switch proposed as an Operator Exchange, of the same type previously successfully tested for the same type of interconnect, at the same software build will need the minimum of testing. A list of such Switches is set out in the Provisioning Manual. Commissioning and Acceptance Testing ("CAT") of such an Operator Exchange may take approximately four weeks. For additional Operator Exchanges, Traffic Routes and Capacity interconnected to the BT System, operational testing at a suitable level will take place as described in the Operational Testing Manuals.

14.3.2 Intermediate Level of Testing

A Switch proposed as an Operator Exchange of a type previously successfully tested at a different software build or implementation, will need additional testing, if such different build or different implementation could reasonably be considered likely to adversely affect Call processing. Both Network Inter- working Tests ("NIT") using BT captive models and CAT will be required, which may take approximately eight weeks.

14.3.3 Full Switch Testing

A Switch proposed as an Operator Exchange or major build change of an existing Operator Exchange not previously successfully tested for the same type of interconnect shall require Interface Validation Testing ("IVT") by the Operator, using a protocol simulator, which may take the Operator about six weeks. The total testing duration for IVT, NIT and CAT may be approximately 14 weeks. The period of time specified in 14.3.2 and 14.3.3 may, subject to the availability of

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the necessary BT captive models at the Operator's written request, be concurrent with the time scale set out in paragraph 11.1.1 above.

14.4 Where the Operator requests testing it will employ testing no more onerous and be of no greater duration than those set out in paragraph 14.3.

14.5 In the event that the Parties fail to agree any test procedure and/or time scale, then either Party may notify the other in writing of a Dispute.

15. TRANSMISSION AND SIGNALLING

15.1 Transmission

Interconnection of the BT System and the Operator System shall be based on digital technology operating at 2Mbit/s in accordance with the Generic Transmission Interface Specification and, if appropriate, the Generic SDH Interface Specification.

15.2 Synchronisation

15.2.1 The Parties shall comply with the applicable synchronisation provisions of the Generic Electrical and Physical Interface Specification. Where requested, BT shall supply synchronisation from the highest order available within the relevant part of the BT System.

15.2.2 Where SDH equipment is used as part of an ISI Interconnect Link, synchronisation of the relevant SDH equipment shall be provided in accordance with ITU-T Recommendation G.803. However the STM-N timing quality should not be assumed to be referable to a clock of ITU-T Recommendation G.811 standard.

15.3 Echo Control

15.3.1 If International Calls are conveyed by the Operator to a BT ISC or handed over to the Operator by BT directly from a BT ISC, the Parties shall obtain the correct echo control by conveying signalling information in accordance with the Generic Transmission Interface Specification and the Generic C7 Signalling Interface Specification.

15.3.2 Some Calls within the UK require echo control. The Parties shall obtain the correct echo control by conveying signalling information in accordance with the Generic Transmission Interface Specification and the Generic C7 Signalling Interface Specification.

15.4 Signalling

The Parties shall comply with the applicable signalling provisions of the Generic C7 Signalling Interface Specification.

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15.5 Circuit Selection

Where bothway working is employed, the following circuit selection protocols shall apply:

(1) Circuit Selection Protocols

(a) BT shall use the forward sequential protocol, starting from the first traffic circuit and selecting sequentially until a free circuit is found.

(b) The Operator shall use the backward sequential protocol, starting from the last traffic circuit and selecting sequentially until a free circuit is found.

(2) Direction of search

(a) From BT to Operator, direction of traffic circuit 1 to Z.

(b) From Operator to BT, direction of traffic circuit Z to 1.

15.6 Dual Seizure

BT shall have dual seizure priority.

15.7 If operational intervention occurs due to network failure, the provisions of paragraphs 15.5 and 15.6 may be temporarily varied, for a period not exceeding 6 months, if agreed in writing by the Parties.

15.8 Numbering of traffic circuits

Circuits shall be identified pursuant to the Generic Signalling Interface Specification.

15.9 Answer Signals

Each Party shall provide the other with details of the timing and circumstances for the provision of all Answer Signals sent from that Party's System including those for all types of Calls.

16. PERFORMANCE STANDARDS

16.1 General

16.1.1 The Parties shall co-operate to maintain the overall quality of the conveyance of Calls and adopt the general principles on standards, techniques and methodology for the achievement of quality in

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telecommunications networks and services contained in the relevant ITU-T standards.

16.1.2 The Parties shall agree operational management strategies to protect service quality and to alleviate short term overloads due to abnormal conditions and address congestion due to under provisioning.

16.2 Call Service Performance

16.2.1 The Parties shall agree relevant service parameters and measurements for the monitoring of service performance. These will typically include sample sizes, frequency, time and performance threshold criteria. This data includes actual measurements of exchange or route busy hour traffic (Erlangs), lost communications (overflows), number of Calls alternatively routed, Answer Seize Ratio ("ASR") and busy hour call attempts. This shall be exchanged on a monthly basis. Exception reports shall be provided where standards have not been met or if performance thresholds have not been attained. The Parties shall use their reasonable endeavours to detect and correct adverse trends before they result in adverse performance.

16.2.2 If a service performance problem is identified, the Parties shall exchange information about the problem, including the information set out in paragraph 16.2.1 above together with the following information:

(1) critical levels for traffic and unsuccessful Call attempts;

(2) information on sources of traffic;

(3) information on timing synchronisation and slippage rates.

16.2.3 Where congestion occurs on a Traffic Route used for the conveyance of Traffic for both Parties, the Parties shall agree and apply appropriate network management procedures in accordance with the provision described in the Operations and Maintenance Manual. Where such agreement cannot be reached, either Party may apply appropriate network management procedures to Traffic originating in its System to alleviate the problem.

16.2.4 The Parties shall use reasonable endeavours to identify and resolve the problem and if the Parties fail to resolve the problem it shall become a Dispute.

16.3 Interconnect Link Service Performance

Transmission performance standards over an Interconnect Link shall be based on availability, errored seconds and severely errored seconds over a one month period.

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16.4 Information on Performance Standards

Each Party ("the first Party") shall provide to the other, as the other Party may reasonably require, information on the performance standards of the first Party's System from time to time for the purpose of the other Party verifying the performance by the first Party of its obligations under this Agreement, including without limitation the performance standards referred to in this paragraph 16, routine maintenance time scales and fault repair times as set out in the Operations and Maintenance Manual.

17. OPERATIONS

17.1 General

17.1.1 Each Party shall be responsible for the safety and operation of its own System.

17.1.2 The Operations and Maintenance Manual details the responsibilities, methods and procedures for the operation and maintenance of the interconnection of the Systems. Details of contacts are given in the Customer Service Plan.

17.2 Fault Identification and Reporting

17.2.1 Each Party will advise its Customers to report all faults to its fault reporting centre.

17.2.2 If a Party's Customer reports a fault to the fault reporting centre of the other Party, that Party will inform the Customer of the correct number to which to report the fault.

17.2.3 If a major fault occurs which affects both Parties' Systems, initial responsibility for identifying the fault rests with the Party who first becomes aware of the fault.

17.2.4 If a Party identifies a fault occurring in its System which may have an adverse effect on the other Party's System, the first Party shall promptly inform the other Party of the problem and the actions being taken to resolve the problem.

17.2.5 Each Party shall bear the costs of its own fault reporting centre.

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17.3 Speed of Response

Indicative response times for different fault conditions are set out in the Operations and Maintenance Manual , response time being the time from the reporting of the fault until remedial action begins.

17.4 Service Restoration

The service restoration procedures set out in the Operations and Maintenance Manual are based on the following:

(1) service restoration shall take priority over the clearance of faults not affecting service unless it is agreed that a fault be treated as a higher priority;

(2) the relevant Party shall automatically bring in available standby Capacity and/or carry out network management actions to restore service;

(3) the relevant Party shall observe equipment alarms and carry out testing to identify the nature and location of the fault in co-operation with the other Party as necessary;

(4) if possible, the relevant Party shall rectify the fault immediately, if not, the other Party must be notified and kept informed of progress on a regular basis;

(5) if temporary repairs are made, the other Party must be informed and given the estimated timescale and service impact of full repair; and

(6) priority shall be given by the relevant Party to faults with the highest service loss impact on the number of Customers or the volume of traffic affected.

17.5 Restoration Times and Procedure

Indicative restoration times and procedures are set out in the Operations and Maintenance Manual.

17.6 Planned Maintenance/Works

17.6.1 Each Party shall provide not less than 3 Working Days notice of any planned maintenance which may affect the other's System. Each Party shall use its reasonable endeavours to minimise disruption and where possible provide alternative routing at no charge to the other Party for a reasonable period of time with respect to the cause of the disruption.

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17.6.2 If a Party reasonably considers that the interconnection arrangements are at risk and maintenance repair activity is essential, that Party shall give as much advance notice to the other Party as is reasonably practicable.

18. SERVICES

18.1 Introduction

This paragraph 18 sets out the technical requirements relating to the services provided in accordance with particular Schedules.

18.2 BT Operator Services

The arrangements for routing Calls from the Operator System to the services listed below are via a BT Switch Connection being a BT DMSU . The digits forwarded from the Operator System to the BT System shall be those below together with the two identification digits appropriate to the Operator as network address digits. The Operator shall use the identification digits agreed with BT:

Service	Digits
National Operator Assistance Service	100
Emergency Service	999
DQ Service	192
International Operator Assistance Service	155
IDQ Service	153
Blind or Disabled Service	195

each service being as defined in the appropriate Schedules.

18.3 CLI

CLI shall be requested and provided in a manner consistent with the Generic C7 Signalling Interface Specification. However CLI is not available for Operator Basic International Incoming Calls or BT Basic International Outgoing Calls.

18.4 Malicious Call Identification

Where a Party assists the police in identification of Calling Parties with malicious intent the Parties shall co-operate and when appropriate use CLI, such use being subject to paragraphs 11 and 21 of the main body of this Agreement.

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18.5 Emergency Call Routing and Signalling

The handing over of Emergency Calls to the BT System at agreed BT Tandem Exchanges is subject to the following conditions:

(1) Trunk reservation, physical separation or other appropriate method shall ensure the availability of emergency circuits to carry Emergency Calls in the Interconnect Link;

(2) The BT Switch Connection being a BT DMSU shall route Emergency Calls to the BT Operator. Alternative routing shall be applied by the BT System when required and where this alternative routing fails, the BT System shall return a terminal congestion indication to the Operator;

(3) Where possible, the Operator System shall present the relevant BT DMSU with an Initial and Final Addressing Message ("IFAM") containing the protection bit set.

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APPENDIX A

BT/OPERATOR NETWORK INFORMATION

1. OPERATOR INFORMATION

1.1 Names and Addresses of all Operator Exchanges within the area covered by the BT System.

1.2 Address of each Operator building within the area covered by the BT System which is capable of supporting IECs.

2. OPERATOR NUMBERING INFORMATION

2.1 Number Ranges of Operator Exchanges within the area covered by the BT System and unless the Operator is only providing Land Mobile Radio Services (as defined in the BT Licence) the interconnectivity of and functionality provided by Operator Exchanges used for the conveyance of Calls pursuant to this Agreement.

3. BT INFORMATION

3.1 Names and addresses of BT ISCs.

3.2 Names and addresses of BT Tandem Exchanges

3.3 Names and addresses of BT DLEs

3.4 Address of each BT building which is capable of supporting IECs.

4. BT NUMBERING INFORMATION

4.1 Number Ranges of BT DLEs, BT DLTEs and of those exchanges which are connected by a BT DLE alone to the remainder of the BT System.

4.2 For each BT DLE and BT DLTE , the names of the BT Tandem Exchanges which are the Parent BT Exchanges.

4.3 For each BT DLE , where appropriate, the name of the BT DLTE.

5. BT/OPERATOR INFORMATION

5.1 Addresses of relevant ISI locations together with annotated Ordnance Survey map extracts.

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APPENDIX B

COMMERCIAL

1. PRE-PAYMENT CHARGES

1.1 If either Party (the "Defaulting Party") in any ACO Period, places Capacity Orders on the other Party for less than the minimum Capacity specified pursuant to either paragraph 10.1.2 or 10.1.5 of Annex A, then the Defaulting Party shall pay to the other Party not later than 30 Working Days from the end of such ACO Period the prepayment charges calculated in accordance with paragraph 1.2 of this Appendix.

1.2 Prepayment charges are calculated in accordance with the following formula:

A = ((80% x B)-C) x D

Where:

A is the prepayment charge payable;

B is the aggregate Capacity Provision (by number of units 2Mbit/s Capacity) specified for the relevant ACO Period in the relevant ACO (not including if the Defaulting Party is the Operator, Capacity required for traffic handed over from the BT System for which BT has the responsibilities set out in Annex A , paragraph 5.1.3);

C the Capacity (by number of units of 2Mbit/s Capacity) ordered during such ACO Period not including cancellations of Capacity Orders made during or after the relevant ACO Period;

D is for Interconnect Links half the Intrabuilding Link connection charge applicable for the ACO Period, as detailed in the Carrier Price List from time to time or for PCPOC the "fixed charge for subsequent circuits where BT plant exists" as set out in the BT Retail Price List from time to time.

2. LIQUIDATED DAMAGES IN RESPECT OF TESTING CAPACITY

2.1 The liquidated damages referred to in paragraph 10.2.1(4) of Annex A shall be for 2Mbit/s Interconnect Links 1.5% of Intrabuilding Link connection charge specified from time to time in the Carrier Price List or for PCPOC, 1.5% of the "fixed charge for subsequent circuits where BT plant exists" as set out in the BT Retail Price List for time to time for each 2Mbit/s unit of Capacity which is subject of the relevant Capacity Order, multiplied by the number of Working Days calculated from a date 25 Working Days after the

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date on which the Capacity should have been Ready for Testing pursuant to paragraph 11 of Annex A, except that no liquidated damages shall be payable if the Purchaser causes a delay to the Ready for Service date by failing to complete the testing of the Capacity in the time period set out in paragraph 10.2.1(1) of Annex A.

3. CANCELLATION CHARGES IN RESPECT OF LATE NOTIFICATION OF TESTING

3.1 If the notice by the Purchaser, pursuant to paragraph 10.2.1(2) of Annex A is given less than five Working Days before the scheduled Ready for Test Date, the Purchaser shall pay, on demand, a cancellation charge of 20% of the relevant connection charge, or charges, specified from time to time in the Carrier Price List and referred to in Schedule 01 or 130 as appropriate.

4. REMOVAL OF CAPACITY

4.1 If, pursuant to paragraph 11.2 of Annex A, Capacity is removed within the period Y which shall not exceed 10 years, a proportion of the relevant connection charge shall be repaid to the Party requesting the removal. The amount to be repaid shall be:

$$R = (0.466 \times C) - \frac{(0.466 \times C \times Y)}{10}$$

where:

R is the amount to be repaid

C is the relevant connection charge referred to in Schedule 01 or 130 as appropriate and specified from time to time in the Carrier Price List

Y is the number of years between the Ready for Test Date for the relevant Capacity and the date of the removal order rounded up to the next whole year.

5. ORDER AMENDMENT

5.1 The charge payable pursuant to paragraph 11.3.2 of Annex A shall be 50% of the difference between the connection charges specified from time to time in the Carrier Price List, for the originally ordered and the amended Capacity Order.

6. ORDER CANCELLATION

6.1 The charge payable pursuant to paragraph 11.5 of Annex A shall be 50% of the applicable connection charge specified from time to time in the Carrier Price List.

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APPENDIX C

DATA MANAGEMENT AMENDMENTS

1. **Introduction**

1.1 This Appendix applies to Data Management Amendments made pursuant to a request by a Party (the "Requesting Party") in the System of the other Party (the "Changing Party").

1.2 The Parties acknowledge that no individual charges shall be invoiced by either Party in respect of a Data Management Amendment requested under paragraphs 2 to 5 of this Appendix (inclusive).

2 **New Numbering Requirements**

2.1 The initial provision by the Changing Party to the Requesting Party of a service or facility (which the Changing Party provides under interconnect agreement(s) to Third Party Operator(s)) requiring data changes on a Switch necessary for a group of Call destinations for which the same retail charges apply ("Charge Band") to set up Traffic Streams for Number Ranges and Access Codes, which data changes apply to:

(a) a new AFN;

(b) a new NNG

(c) discrimination of a single D digit, or DE digit on a new NNG;

(d) discrimination of more than one D digit, or DE digit on a new NNG;

(e) a new Access Code;

(f) a new Targeted Transit Prefix Code;

(g) initial service establishment for Number Portability Prefix Codes (both geographic and non-geographic).

2.2 Additional provision by the Changing Party to the Requesting Party of a service or facility requiring data changes on a Switch necessary for a group of Call destinations for which the same retail charges apply ("Charge Band") to set up Traffic Streams for Number Ranges and Access Codes, which changes do not involve routing changes and which data changes apply to:

(a) an additional AFN;

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(b) an additional NNG within a geographic number range or non-geographic mobile number range;

(c) an additional NNG other than in paragraph 2.2 (b) above;

(d) additional discrimination of a single D digit, or DE digit on a new NNG;

(e) additional discrimination of more than one D digit, or DE digit on a new NNG;

(f) additional discrimination of a single D digit, or DE digit on an existing NNG;

(g) additional discrimination of more than one D digit, or DE digit on an existing NNG;

(h) an additional Access Code;

(i) a subsequent Targeted Transit Prefix Code.

3 Traffic Stream Changes on a Switch

3.1 The data changes on a Switch necessary to alter the destination of an existing Traffic Stream, which do not require:

(i) Interconnect Link changes, or

(ii) the provision of an additional Interconnect Link, or

(iii) any additional numbering (whether Number Range, access code or prefix code),

which changes apply to an existing:

(a) AFN;

(b) NNG;

(c) NNG with routing discrimination down to one or more D digit combinations;

(d) NNG with routing discrimination down to one or more DE digit combinations;

(e) Access Code;

(f) Targeted Transit Prefix Code.

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3.2 The data changes on a Switch necessary to alter the destination of an existing Traffic Stream, which data changes require Interconnect Link changes, the provision of an additional Interconnect Link and/or additional Switch capacity, and any additional numbering changes to an NNG or AFN, which data changes apply to an existing:

(a) AFN;

(b) NNG;

(c) NNG with routing discrimination down to one or more D digit combinations;

(d) NNG with routing discrimination down to one or more DE digit combinations;

(e) Access Code;

(f) Targeted Transit Prefix Code.

4 Changes to Charge Band Allocation

4.1 The data changes on a Switch necessary because of a change required by the Requesting Party to the charges payable by the Parties under a relevant Schedule, to relocate the Number Ranges from an allocated Charge Band to another current Charge Band which data changes apply to:

(a) NNG(s);

(b) NNG(s) with charging discrimination down to one or more D digit combinations;

(c) NNG(s) with charging discrimination down to one or more DE digit combinations.

5 Differential D Digit Charging Discrimination

5.1 The data changes on a Switch necessary to expand an existing NNG to an NNG with charging discrimination to a minimum of two D digits.

6. Orders for Data Management Amendments

6.1 The Requesting Party shall submit to the Changing Party a written request for a Data Management Amendment using the appropriate form and specified pre-requisites contained in the New Services Manual (or its successor document) to provide the Changing Party with the information necessary to enable it to produce an implementation programme.

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7. Implementation Process

7.1 Subject to paragraphs 7.3, 7.4 and 7.6, if the Requesting Party requires an implementation programme for Data Management Amendments being a date of completion not less than:

7.1.1 30 Working Days from the date of acceptance of the order for Data Management Amendments set out in paragraphs 2.2 (a), (b), (f), (g) and 3.1of this Appendix ;

7.1.2 40 Working Days from the date of acceptance of the order for Data Management Amendments set out in paragraphs 2.1, 2.2 (c), (d), (e), (h), (i), 3.2, 4 and 5 of this Appendix ;

the Changing Party shall achieve such completion date.

7.2 The Parties may, on an occasional basis, agree in writing a completion date for provision of a service or facility which date is less than 30 Working Days or 40 Working Days under paragraph 7.1.1 or paragraph 7.1.2, respectively. The Changing Party shall use its reasonable endeavours to achieve such date of completion.

7.3 Exceptionally, if the Changing Party is unable to meet a requested date it shall notify the Requesting Party as soon as practicable, and the Parties will enter into good faith negotiations to agree an alternative date.

7.4 If the Requesting Party requires data changes requiring a series of Data Management Amendments which necessitate timing and/or sequencing of data changes for the implementation of such Data Management Amendments, including, for the avoidance of doubt, the provision or re-arrangement of any network element or capacity in either Party's System, the Requesting Party shall provide to the Changing Party necessary information to enable the Changing Party to produce an implementation programme.

7.5 Pursuant to paragraph 7.4 above, the Changing Party shall use reasonable endeavours to minimise the time taken to complete the implementation programme, taking into account the timescales set out in paragraph 7.1 above for individual Data Management Amendments together with the dependencies (in terms of timing and/or sequencing of data changes) between each Data Management Amendment within the implementation programme.

7.6 As soon as practical and not later than two Working Days from the date of receipt, the Changing Party shall acknowledge in writing receipt of the order. The Changing Party shall proceed with the implementation programme of the Data Management Amendment and complete such

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programme not later than the agreed date of completion provided that the following pre-requisites are met:

7.6.1 the Parties have agreed in writing the relevant Schedule(s) specifying, as appropriate, the Number Range(s) applying from time to time, or the service is launched pursuant to paragraph 8 of the main body of the Agreement to which such Data Management Amendment order relates;

7.6.2 the Requesting Party has given written confirmation to the Changing Party that the Number Ranges have been allocated to the Requesting Party by the Director General for use by the Requesting Party or the Requesting Party provides written authority, from the Third Party Operator to whom the Number Range has been allocated, to carry out the requested Data Management Amendment;

7.6.3 the Parties have agreed such test facilities as may reasonably be required and the Requesting Party has provided such test facilities (including, without limitation, such number of test lines and appropriate tone/announcement) by the time of commencement of the implementation programme;

7.6.4 the Changing Party has agreed the routing plans submitted by the Requesting Party and the Requesting Party has provided the routing plan reference to the Changing Party prior to commencement of the implementation programme;

7.6.5 the order form has been completed correctly;

and sufficient Capacity (for testing of the Data Management Amendment) is ready for service or has been ordered with a Ready For Service Date being prior to the commencement date of the implementation programme.

7.7 Completion of the implementation programme is subject to the ongoing availability of sufficient test facilities.

7.8 If any of the provisions of paragraphs 7.6 and/or 7.7 above are not being complied with, the Changing Party may suspend the implementation programme and shall advise the Requesting Party that work shall not recommence until:

7.8.1 the Requesting Party gives written confirmation that the provisions of paragraphs 7.6 and/or 7.7 above (as the case may be) have been met; and

7.8.2 the Parties agree any amendments to the implementation programme, such agreement not to be unreasonably withheld or delayed;

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and if work does not recommence within 60 Working Days of notification of suspension, the Data Management Amendment order (subject to the Changing Party giving not less than 60 Working Days' notice) shall be deemed a cancellation by the Requesting Party.

7.9 A revision of the implementation programme in accordance with paragraph 7.8 above may result in the implementation period being extended to such period as is greater than the periods set out in paragraph 7.1 above or provided under paragraph 7.4 above plus the period of delay.

7.10 On completion of the implementation programme, the Changing Party shall give written confirmation to the Requesting Party of full implementation of the Data Management order.

7.11 A reference to a matter being agreed between the Parties means such agreement not to be unreasonably withheld or delayed. If agreement between the Parties is not reached pursuant to paragraph 7.4 either Party may notify the other in writing of a Dispute.

8 Data Management Amendments which are individually chargeable

8.1 Subject to the provisions of this Agreement, for Data Management Amendments which are individually chargeable, the Changing Party shall install necessary changes (including data changes) for it :

8.1.1 to provide Data Management Amendments subsequent to service establishment of a specific code or service to modify, add or change codes and routings for Number Portability Prefix Codes (both geographic and non-geographic);

8.1.2 to enable reciprocal transfer of Number Blocks involving the transfer of 10,000 consecutive telephone numbers with the same E digit together with associated ongoing per-Switch conditioning;

8.1.3 being BT, to route Emergency Calls to appropriate Emergency Centres;

or for such other services or facilities as are notified from time to time.

9 Quotations for individually chargeable Data Management Amendments

9.1 This paragraph 9 applies to Data Management Amendments associated with services and facilities referred to in paragraph 8 above . The Requesting Party shall submit to the Changing Party a written request for a quotation for Data Management Amendments in relation to services to be provided under the appropriate Schedule of this Agreement and with such request provide to

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the Changing Party in writing the information necessary to enable the Changing Party to produce an implementation programme.

9.2 As soon as reasonably practicable, the Changing Party shall provide a written quotation and implementation programme both of which shall be provided not later than 20 Working Days from receipt of the Requesting Party's request for a quotation.

9.3 A quotation shall remain valid for three months from the date of issue of the relevant quotation.

9.4 The Changing Party shall compile the quotation on the basis of the minimum cost to the Requesting Party that is consistent with good engineering practice in executing carrying out work in the BT System or the OperatorChanging Party's System (as the case may be)..

9.5 The implementation programme and charge shall be subject to the Parties' written agreement. If agreement between the Parties pursuant to this paragraph 9.5 is not reached either Party may notify the other in writing of a Dispute.

10 Charging

10.1 For implementation by the Changing Party of a Data Management Amendment order referred to in paragraph 8 above, the Requesting Party shall pay the charges quoted by the Changing Party and payment shall be due on the Changing Party giving written confirmation to the Requesting Party of the full implementation of the Data Management Amendment order.

10.2 Charges for each type of Data Management Amendment shall be specified from time to time in the Carrier Price List.

10.3 If, prior to completion of the implementation programme agreed pursuant to paragraph 7 or paragraph 9.5 of this Appendix, the Requesting Party:

(a) requests a material alteration to the implementation programme, or

(b) cancels the order,

the Requesting Party shall pay to the Changing Party its reasonable charges for the work carried out pursuant to the Data Management Amendment order.

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--------------------------------------------------------------------------------

           EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELECOMMUNICATIONS
                                    ANNEX B

--------------------------------------------------------------------------------

ANNEX B

BILLING AND PAYMENT

INDEX

1	Definitions
2	Recording of Billing Information
3	Exchange of Billing Information
4	Invoices
5	Payment
6	Disputes
7	"TIBS" System Change Notification

1. DEFINITIONS

1.1 In this Annex, a reference to a paragraph, unless stated otherwise, is to a paragraph of this Annex. Words and expressions have the meaning given in Annex D.

2. RECORDING OF BILLING INFORMATION

2.1 Subject to paragraph 2.2, each Party shall for those Calls for which it is the Billing Party collect for each individual Call, record (whether in bulk or on an itemised Call basis) and process in accordance with paragraph 2.4 the Billing Information.

2.2 The Parties acknowledge that INCA or other Billing Systems may not be capable of collecting and/or recording and/or processing all types of Calls. BT or the Operator (as applicable) shall, as appropriate, collect (for each individual Call), record (whether in bulk or on an itemised Call basis) and process (in accordance with paragraph 2.4) Billing Information for the types of Call for which INCA or other Billing Systems are not operational and in respect of which the other Party is the Billing Party.

2.3 The types of Calls for which INCA or other Billing Systems are not operational are as described from time to time in the Billing Manual.

2.4 There shall be recorded for each Call for which there is an entry in the Carrier Price List the following:

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2.4.1 Interconnect Link identifier (unless otherwise specified in the Billing Manual); and

2.4.2 the dialled digits and/or such other information as may be agreed; and

2.4.3 CLI (if available); and

2.4.4 the date and time when the Answer Signal is received by the Party providing the Billing Information;

2.4.5 Chargeable Call Duration (whether measured or derived).

2.5 The Billing Party shall provide with the invoice appropriate support Billing Information as described in the Billing Manual to enable the non-billing Party to validate the invoice.

3. EXCHANGE OF BILLING INFORMATION

3.1 The Billing Party shall process the information specified in paragraph 2.4 so as to produce such information (including, if applicable, the call segments listed from time to time in the Carrier Price List) by the applicable time of day/period in summary form and to complete and carry out in the following matrix comprising of generic Interconnect Usage Report as follows:

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Table A.1

Call Type	Daytime			Evening			Weekend			Total		
as per Carrier Price List	Call# N_D	Duration M_D	Revenue R_D	Call# N_E	Duration M_E	Revenue R_E	Call# N_W	Duration M_W	Revenue R_W	Call# N	Duration M	Revenue R
TOTAL	ΣN_D	ΣM_D	ΣR_D	ΣN_E	ΣM_E	ΣR_E	ΣN_W	ΣM_W	ΣR_W	ΣN	ΣM	ΣR

or such other form of Interconnect Usage Report as the Parties may from time to time reasonably agree.

Where: N = the total number of Calls

M = the total Chargeable Call Duration

F = appropriate rate per Call

G = appropriate rate per minute

and where R = N x F; or

R = M x G; or

R = (N x F) + (M x G)

as appropriate in accordance with the Carrier Price List being the amount to be shown on the relevant invoice.

for the relevant entry in the Carrier Price List.

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3.2 The Operator shall supply BT with Billing Information recorded by it pursuant to paragraph 2.2 not later than ten Working Days after the end of each Billing Period. Subject to receipt pursuant to paragraph 3.3.1 of the necessary TIBS Information (if any) from BT, the Operator shall, not later than ten Working Days after the end of each Billing Period, supply to BT the latest TIBS Billing Information and Refund Report.

3.3 BT shall supply the Operator with Billing Information as follows:

3.3.1 BT shall use its reasonable endeavours to supply to the Operator on average four times each week the latest TIBS Information and such other relevant information as may be agreed from time to time in writing. Without prejudice to any dispute resolution provision in this Agreement it is hereby acknowledged that TIBS Information shall be relied upon by the Operator to calculate charges payable by Operator Customers using the Operator System;

3.3.2 BT shall supply to the Operator the Carrier Chargeband Reference Data together with such other data as the Parties may agree. Such Carrier Chargeband Reference Data (including changes thereto) shall be supplied on a quarterly basis at such times as shall be agreed on public access Internet or by dial-up modem.

3.4 The Operator shall supply Billing Information in respect of the Operator System to BT such information, being the Operator's equivalent of the Billing Information contained in paragraph 3.3.2, to be supplied at such time and in such form as BT may reasonably require. All Billing Information provided under paragraphs 3.2 to 3.4 shall be sent by such means as are described in the Billing Manual.

3.5 The Operator shall process the TIBS Information as soon as practicable. If the Operator asks questions about the TIBS Information, it shall use its reasonable endeavours to do so as soon as practicable after receipt of the tapes or receipt by electronic transfer, as applicable. The Operator shall return tapes (if any) to BT when the TIBS Information has been processed.

3.6 The Parties acknowledge that the primary method of exchanging Billing Information is the completion by the Billing Party of the appropriate Interconnect Usage Report and the sending of such reports (or a summary thereof) to the other Party.

3.7 The Billing Party shall store Billing Information in such summary format and in such amounts as shall be sufficient to recalculate the amounts due from one Party to the other to take account of changes in the relevant entries of the Carrier Price List.

3.8 If the System or the Billing System of either Party malfunctions and fails to provide all of the Billing Information necessary for the Billing Party to

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prepare an invoice, the other Party shall at the request and reasonable expense of the Billing Party use its reasonable endeavours to supply the missing Billing Information to the Billing Party. There shall be no legal liability on the Billing Party for the preparation of an incorrect invoice resulting from inaccuracies in such Billing Information provided by the other Party to the Billing Party. The Parties acknowledge that Billing Information supplied by the other Party pursuant to this paragraph shall have been supplied via a verification system (rather than a Billing System) and such other Party cannot warrant that the information is free of error.

3.9 If the Parties' monitoring of their respective Billing Information indicates a persistent inconsistency in reconciling Billing Information provided by the Parties' respective Billing Systems, the Parties shall use their reasonable endeavours to ascertain the cause of such inconsistency, including, subject to the Parties agreement, the reference of the matter for investigation and resolution by such appropriate independent consultant as the Parties may agree, or in default of agreement, as may be nominated by the President of the Institute of Chartered Accountants in England and Wales. Such independent consultant shall act as an expert and not as arbitrator and whose decision, in the absence of manifest error, shall be final and binding. The Parties shall co-operate in such investigation. The independent consultant's costs for such investigation shall be paid by the Parties in such proportions as the independent consultant shall decide.

3.10 Save as may be otherwise provided in a Schedule, charges shall not be payable under this Agreement by either Party to the other for the conveyance of a Call if the Call is not connected when there is a "ring" tone with no reply, an "engaged" tone or "number unobtainable" tone.

3.11 For the avoidance of doubt, if a Chargeable Call Duration extends over 2 or more charge rate periods the Call shall be recorded as a single Call in the charge rate period applying at the commencement of the Call and the Chargeable Call Duration shall be apportioned and recorded in each of the charge rate periods applicable to that Call.

4. INVOICES

4.1 At the end of each Billing Period the Billing Party shall use its reasonable endeavours to submit to the other Party, within a reasonable time, invoices for charges for Calls and other services for which the Billing Party is entitled to charge the other Party during such Billing Period.

4.2 Following the end of each Billing Period and provided that the relevant Billing Information has been supplied in accordance with paragraph 3:

4.2.1 the Operator shall use its reasonable endeavours to submit to BT invoices for charges for Calls and other services for which the Operator is entitled to charge BT during such Billing Period; and

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4.2.2 BT shall use its reasonable endeavours to submit to the Operator invoices for charges for services provided to the Operator by BT (being services the subject of TIBS Billing Information and Refund Reports) during such Billing Period and save for international Transfer Charge Calls (to the extent not previously invoiced) the two immediately preceding Billing Periods;

4.2.3 for international Transfer Charge Calls the provisions of paragraph 4.2.2 shall apply save that subject to the provisions of 4.2.4 BT shall submit an invoice for an international Transfer Charge Call not later than 10 months from the date of such a Call;

4.2.4 BT shall use its reasonable endeavours to notify in writing the Operator of any notification which BT has received from an Authorised Overseas System, as a result of which notification, BT reasonably expects that BT would not be capable of submitting invoices for international Transfer Charge Calls within the period specified in paragraph 4.2.3. Any such notification to be sent to the Operator by BT shall be given not later than 6 months from the date of the relevant international Charge Calls. If such notification is given, BT may submit an invoice after 10 months from the date of the relevant international Transfer Charge Call.

4.3 All charges payable under this Agreement shall be calculated in accordance with this Agreement and at the rates specified from time to time in the Carrier Price List. Invoices for charges shall be invoiced and paid for in accordance with paragraphs 14 and 15 of the main body of this Agreement together with the relevant Schedule and the Carrier Price List, as appropriate. Detailed invoicing procedures are described in the Billing Manual.

4.4 For the avoidance of doubt, an invoice (including an invoice based on estimated information) shall be dated as of the date of despatch of that invoice.

4.5 For services (other than Calls) the Billing Party shall provide with the invoice appropriate Billing Information as described in the Billing Manual to enable the non-billing Party to accurately process the invoice for such services. Detailed invoicing procedures are described in the Billing Manual.

4.6 If the Operator fails to supply to BT pursuant to paragraph 2 or paragraph 3.2 Billing Information necessary for BT to deliver an invoice under paragraph 4.2.2 (other than due to an act or omission of BT) the following provisions shall apply:

4.6.1 BT may deliver an invoice ("estimated invoice") for an amount due to BT for such period, such amount being equal to the relevant amount

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contained in BT's invoice for the immediately preceding Billing Period as increased for decreased by the Relevant Percentage. For the purpose of this paragraph "Relevant Percentage" means the percentage increase or decrease in the aggregate amounts due to BT under this Agreement over the last two months for which Billing Information shall have been supplied by the Operator in accordance with paragraphs 2 or 3.2.

4.6.2 Following the supply by the Operator of the necessary Billing Information relating to the Billing Period for which an estimated invoice has been delivered to BT the amounts due to BT in respect of any subsequent invoice(s) submitted to the Operator shall be adjusted accordingly by the amount over or under paid by the Operator in respect of the estimated invoice, save to the extent already paid or refunded:

4.6.3 Any payment due to BT (or any refund due to the Operator) as appropriate shall be made pursuant to paragraph 4.6.2 together with interest on such additional payment or refund, such interest calculated at the Default Interest Rate as at the date being 30 calendar days from the date of despatch of the estimated invoice. Such interest shall be payable (in the case of an additional payment due) from and including the day after the Due Date, or (in the case of a refund) the later of the date of payment of the original amount to be refunded and the Due Date, in each case ending on the date of payment or, as the case may be, the date of refund in full. Such interest shall accrue from day to day and shall not be compounded.

4.7 A calculation of interest at the Oftel Interest Rate shall be calculated on a daily basis from and including the date of payment of the original amount to be adjusted up to and including the date on which the adjusted amount is paid.

5. PAYMENT

5.1 Subject as stated below, all charges due by one Party to the other under this Agreement shall be payable by the Due Date.

5.2 If, pursuant to paragraph 6.1, either Party shall have notified the other of a dispute relating to such invoice and such dispute shall not have been resolved before the Due Date, and if the amount in dispute represents:

5.2.1 less than 5 per cent. of the total amount (excluding VAT) of the relevant invoice, the total amount invoiced; or

5.2.2 5 per cent. or more of the total amount (excluding VAT) of the relevant invoice, the amount in dispute may be withheld until the dispute is resolved and the balance;

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shall be due and payable on the Due Date.

5.3 Notwithstanding notification of a dispute pursuant to paragraphs 6.1 or 6.5, if a Party fails to pay on the Due Date any amount due under this Agreement or shall overpay any amount, the payee or, as the case may be (subject to paragraph 5.5) the over-payer, shall pay or be paid interest at the Default Interest Rate as at the Due Date or date of the overpayment in respect of any such amount outstanding.

5.4 Interest at the Default Interest Rate shall be payable (for late payment) from and including the day after the Due Date or (in the case of a refund) the later of the date of payment of the original amount to be refunded and the Due Date, in each case ending on the date of payment or, as the case may be, refund in full. Such interest at the Default Interest Rate shall accrue day by day and shall not be compounded.

5.5 If such overpayment results from information provided by the overpayer (which is not attributable to information provided by the payee Party), the payee Party shall be under no obligation to pay any interest at the Default Interest Rate on the amount overpaid.

5.6 If a recalculation and adjustment is required pursuant to paragraphs 12 or 13 of the main body of this Agreement, the amount of such adjustment together with interest calculated at the Oftel Interest Rate shall be calculated and paid accordingly.

5.7 Without prejudice to the provisions of paragraphs 5.1 to 5.5 (inclusive) a Party shall pay pursuant to paragraph 5.6 to the other the amount of the adjustment together with interest calculated at the Oftel Interest Rate calculated from the Due Date to the date on which the adjustment is paid (both dates inclusive).

5.8 VAT shall be added to all or any part of the charges under this Agreement and shall be paid by the Party responsible for making such payment.

6. DISPUTES

6.1 Each Party shall use its reasonable endeavours to resolve disputes with the other. If either Party ("the disputing Party") disputes the accuracy of an invoice delivered under this Agreement the disputing Party shall, as soon as practicable, notify in writing the other Party's billing liaison contact of the nature and extent of the problem. If the problem remains unresolved on the last but one Working Day before the date when the relevant invoice is due for payment, the disputing Party may invoke the formal billing dispute procedures set out in paragraph 6.2 by written notification to the other, such notification to be given not later than five Working Days after the Due Date of the relevant invoice. The disputing Party shall include with such notice

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all details reasonably necessary to substantiate its claim, which details shall be reasonably capable of being verified by the other Party.

6.2 Following a notification made under paragraph 6.1 that either Party wishes to invoke the formal billing dispute procedures, the Parties shall consult and endeavour to resolve the dispute at level 1 of consultation and if agreement cannot be reached within 15 Working Days, shall escalate the disagreement to level 2. If agreement cannot be reached within 10 Working Days at level 2, the matter shall be escalated to level 3. Each Party shall inform the other in writing of the name of its representative at each level of consultation. Subject to paragraph 6.7, each Party shall use the above dispute resolution procedure for any dispute under this Annex to the fullest extent to try to resolve such dispute. The Parties may agree in writing to extend the above timescales.

6.3 Notwithstanding the provisions of paragraph 6.1, if the Parties fail to resolve any dispute either, in not less than two months (for a dispute notified pursuant to paragraph 6.2), or, in not less than three months (for a dispute notified pursuant to paragraph 6.5) in each case from the Due Date of the relevant disputed invoice (or such extended period as the Parties may agree) either Party may (by written notice to the other to such effect) refer the dispute for investigation and resolution by such chartered accountants as the Parties may agree, or in default of agreement, as may be nominated by the President of the Institute of Chartered Accountants in England and Wales. Such chartered accountants shall act as an expert and not as arbitrator and whose decision, in the absence of evidence of manifest error, shall be final and binding. The Parties shall co-operate in such investigation and, if any sums are found to be due or overpaid in respect of the disputed invoice such sum shall be paid or refunded (with interest payable or paid pursuant to paragraph 5.3), as the case may be, within 10 Working Days from the date of resolution or earlier settlement between the Parties.

6.4 The costs of the chartered accountant agreed or nominated pursuant to paragraph 6.3 shall be paid by the disputing Party unless the relevant invoice is established to have been incorrect by more than the lesser of (a) 5 per cent. of the total amount of the charges (excluding VAT) specified in the invoice and (b) £5,000 (excluding VAT), when the Billing Party shall pay such costs.

6.5 Notwithstanding the provisions of paragraph 6.1 a Party may by written notice raise a dispute regarding any invoice delivered under this Agreement at any time following five Working Days after the Due Date, save that no such notice shall be given more than 12 months after the date of the relevant invoice. If notice under this paragraph 6.5 is given after the latest date for giving notice specified in paragraph 6.1, the preceding provisions of this paragraph 6 shall apply mutatis mutandis, save that in paragraph 6.2 in relation to the number of Working Days "15" and "10" shall be substituted by "30" and "20", respectively.

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6.7 Though it is the good faith intention of the Parties to use the above dispute resolution procedures to the fullest extent to try to resolve such a dispute, nothing in this Annex shall prevent either Party seeking, obtaining or implementing interlocutory or other immediate relief in respect of any dispute or referring, in accordance with any right it may have under the other Party's Licence or its Licence, any matter relating to this Annex or any dispute arising in relation to this Annex, to the Director General requesting him to make a determination or take other appropriate steps for its resolution.

7. "TIBS" SYSTEM CHANGE NOTIFICATION

7.1 BT shall notify the Operator by giving not less than 6 months written notice if BT is proposing a replacement of, or fundamental change in TIBS.

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           EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELECOMMUNICATIONS
                                    ANNEX C

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ANNEX C

SCHEDULE 130

Customer Sited Interconnect

1. **Definitions**

1.1 In this Schedule, a reference to a paragraph or Appendix, unless stated otherwise, is to a paragraph or Appendix of this Schedule. Words and expressions have the meaning given in Annex D, except as shown below:

"2 Mbit/s CSI Interconnect Link"	a portion of an Interconnect Link comprising a 2 Mbit/s Path, an Intrabuilding Link located at the BT Switch Connection, and, as appropriate, a Signalling Link;
"Base Circuit"	a nominated 2 Mbit/s CSI Interconnect Link between the BT and Operator Switch Connections in respect of which Separated Circuits may be ordered by the Operator and provided by BT;
"Full Separation"	the provision of Site Entry Separation plus separate physical paths for 2 Mbit/s CSI Interconnect Links to the relevant BT building containing the BT Switch Connection;
"Local End Separation"	the provision of Site Entry Separation with each duct having separate physical paths for 2 Mbit/s CSI Interconnect Links to the BT building containing the relevant local serving exchange;
"Separated Circuit"	a 2 Mbit/s CSI Interconnect Link that has Separation in respect of a Base Circuit;
"Separation"	one of Site Entry Separation, Local End Separation or Full Separation applicable to 2 Mbit/s CSI Interconnect Links provided using PDH techology;
"Site Entry Separation"	the provision of two separate ducts having different entry points to the Operator premises.

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2. Description of Service

2.1 This Schedule applies to the provision of Customer Sited Interconnect ("CSI") by BT, at the Operator's request, by the Operator ordering CSI in units of single 2Mbit/s CSI Interconnect Link.

2.2 Each 2Mbit/s CSI Interconnect Link contains not more than 30 traffic circuits and may, if required, contain a Signalling Link. A 2Mbit/s CSI Interconnect Link is a component of a Traffic Route and a Traffic Stream.

2.3 Unless otherwise agreed, a 2Mbit/s CSI Interconnect Link may convey Traffic Types of both Parties.

3. Provision of Service

3.1 The Operator shall provide at its expense at the Operator building housing the Point of Connection, suitable accommodation for the BT equipment at the agreed Point of Connection.

3.2 Subject to the provisions of this Schedule, BT shall provide the 2Mbit/s Path and the Intrabuilding Link which form part of the Interconnect Link.

3.3 The Operator shall provide BT with access to the BT equipment at the Point of Connection at reasonable times for provision and or maintenance of 2Mbit/s CSI Interconnect Links. If consent is required from a Third Party, the Operator shall procure such consent. BT undertakes not to damage or destroy equipment forming part of the Operator System whilst providing or maintaining 2Mbit/s CSI Interconnect Links. If such damage or destruction does occur, then subject to the provisions of the main body of the Agreement, BT shall pay the reasonable cost of repair or replacement of such equipment, fair wear and tear excepted.

3.4 Subject to BT obtaining all necessary consents, BT shall provide 2Mbit/s Paths by optical fibre. If BT is unable to obtain such consents BT, after notifying the Operator in writing, may:

3.4.1 suspend its obligations under the relevant order until such time as the necessary consents are obtained; and/or

3.4.2 notify the Operator that, subject to the payment of additional charges (if any), BT shall provide (as a temporary or permanent measure) that 2 Mbit/s Path by radio.

3.5 If pursuant to paragraph 3.4.2 the Operator notifies BT that the Operator does not accept provision by the use of radio, BT's obligation to provide that 2Mbit/s CSI Interconnect Link shall be suspended until such time as the necessary consents are obtained.

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3.6 If BT notifies the Operator of its intention to suspend its obligation to provide a 2Mbit/s CSI Interconnect Link in accordance with this paragraph:-

3.6.1 BT shall, if practicable, inform the Operator of the date when BT reasonably expects the necessary consents to be available; and

3.6.2 the Operator may notify BT in writing of the cancellation of the order for that 2Mbit/s CSI Interconnect Link without the pre-payment provisions of Annex A being invoked.

3.7 If pursuant to paragraph 3.4.2 the Operator notifies BT that the Operator accepts provision by the use of radio, BT shall so provide the 2Mbit/s Path, provided that all necessary consents are obtained.

3.8 If a 2Mbit/s Path has been provided by radio, BT at its cost, may, at its discretion, provide in substitution a 2Mbit/s Path by optical fibre.

3.9 If the BT equipment at the Point of Connection requires a continuous mains electricity supply and electricity connection points, they shall be supplied, where specified by BT, by the Operator at its expense. Such electricity shall be available at the same level of supply, protection and continuity as that available to the Operator equipment.

3.10 Forecasting, provisioning, routing principles and test procedures are specified in Annex A.

3.11 The Operator shall provide and maintain, at its expense, the portion of the Interconnect Link from the Point of Connection to the Operator Switch Connection.

3.12 The Operator shall be solely responsible for any loss, theft or destruction of, or damage (reasonable wear and tear excepted) to BT equipment in the accommodation housing the agreed Point of Connection, howsoever caused (unless caused by BT or its agents), occurring at any time while such BT equipment is so located.

3.13 BT shall provide and maintain the 2Mbit/s Path and any relevant Separation to engineering standards not less than those used by BT to provide its BT 2Mbit/s digital wide band service to BT Customers.

4. Separation

4.1 When placing an order for or Rearrangement of a 2 Mbit/s Interconnect Link, the Operator may request Separation. The Operator shall specify the type of Separation required and BT shall, subject to its ability to do so, supply the relevant Separation in accordance with the timescales for

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Capacity Provision set out in paragraph 11.1.1 of Annex A for the first Separation and paragraph 11.1.3 or 11.1.4 of Annex A, as appropriate.

4.2 BT shall provide Separation, where practical, by ensuring that the Base Circuit and Separated Circuit enter the Operator premises by ducts not less than five metres apart. If BT provides new duct at the Operator's expense, BT shall provide the duct by the shortest practical route. The Separated Circuit shall be terminated at the same BT Switch Connection and Operator Switch Connection as its associated Base Circuit.

4.3 If a 2 Mbit/s CSI Interconnect Link fails, BT's restoration or repair of service may result in Separation being suspended for the particular 2 Mbit/s CSI Interconnect Links. BT shall reinstate the Separation as soon as reasonably practical and during the period of time from failure to reinstatement of Separation no additional payments for Separation shall be payable if the service has been unavailable for more than 24 hours.

4.4 If the Separation is found to have diminished, because of changes to the BT System or otherwise, the Parties shall consult with a view to reinstating the Separation. If BT is unable to reinstate the Separation, the Operator may terminate the relevant Capacity on the 2 Mbit/s CSI Interconnect Link that is no longer Separated, or, continue to use the Capacity without Separation, and no premium payment for Separation shall be payable for this Capacity.

5. Signalling

5.1 When ordering the first 2Mbit/s CSI Interconnect Links between a specific BT Switch Connection and a specific Operator Switch Connection the Requesting Party shall order a Signalling Link Set, or in accordance with the provisions of Annex A, a Single Signalling Link, and specify the Route Type(s);

5.2 Where a Single Signalling Link exists, the Requesting Party shall order an additional Signalling Link to complete a Signalling Link Set if the total number of 2Mbit/s CSI Interconnection Links between a specific BT Switch Connection and a specific Operator Switch Connection exceed 6 times 2Mbit/s.

5.3 The Requesting Party shall order an additional Signalling Link Set if the total number of 2 Mbit/s Interconnection Links between a specific BT Switch Connection and a specific Operator Switch Connection exceed 40 times 2Mbit/s or multiples of 40 times 2Mbit/s.

5.4 An order for a Signalling Link shall include an order for an Intrabuilding Link and an order for a Signalling Link Set shall include an order for two Intrabuilding Links.

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6. Route Types

6.1 Each Traffic Route is provided with a Route Type. Where a Party orders an additional Route Type it shall specify the required Traffic Types.

7. Rearrangements

7.1 The Operator may request, in accordance with Annex A, the rearrangement of Intrabuilding Links on the Operator's side of the Point of Connection, or, in the building housing the BT Switch Connection. A change necessitating a 2Mbit/s Path being moved from one building to another building shall be termination of, and the provision of a new 2Mbit/s CSI Interconnect Link.

7.2 If the Operator requests Separation of an existing 2 Mbit/s CSI Interconnect Link such request shall be an order for a new 2 Mbit/s CSI Interconnect Link for the capacity on the Separated Circuit and a termination of the relevant Capacity on the Base Circuit.

8. Charges

8.1 Subject to the provisions of this paragraph 8, for each 2Mbit/s CSI Interconnect Link, each Signalling Link Set and Route Type ordered by the Operator, the Operator shall pay to BT the connection and rental charges specified from time to time, in the Carrier Price List.

8.2 An Intrabuilding Link charge applies to each order for 2 Mbit/s CSI Interconnect Links. If an Intrabuilding Link contains a Signalling Link which supports unidirectional traffic the charge for that Intrabuilding Link is included in the Single Signalling Link, or Signalling Link Set, charge as the case may be.

8.3 There are two different Signalling Link Set charges in respect of 2 Mbit/s CSI Interconnect Links, namely, a charge for such a Link conveying unidirectional traffic (including, notwithstanding such Calls being conveyed in the opposite direction, Indirect Access Calls) and a charge for such a Link carrying bothway traffic.

8.4 The Single Signalling Link or Signalling Link Set charge includes one single Route Type. Charges for additional Route Types are payable as specified from time to time in the Carrier Price List.

8.5 Charges for re-arrangements, pursuant to paragraph 7.1, are payable as specified, from time to time, in the Carrier Price List. In addition, if the Operator has ordered Separation of 2 Mbit/s CSI Interconnect Links previously provided, the Operator shall pay a charge for the provision of Separated Circuits and for termination of Base Circuits set out from time to time in the Carrier Price List.

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8.6 BT shall apply its retail terms and conditions for the provision by BT of ducting required for CSI and for Separation. The Operator shall pay to BT duct charges specified from time to time in the BT Retail Price List for "Megastream Charges" - "Ancillary Charges". For Full Separation the Operator shall pay the charge set out from time to time in the Carrier Price List. The provisions set out in paragraph 8.8 shall not apply to such charges.

8.7 The Operator shall pay the relevant connection charges specified from time to time in the Carrier Price List for each provided 2Mbit/s CSI Interconnect Link.

8.8 Where initial interconnection is provided by means of Customer Sited Interconnect:

8.8.1 If traffic for which the Operator has responsibility pursuant to paragraph 5.1.4 of Annex A is conveyed unidirectionally either to or from the Operator System rental shall be paid by the Operator in full.

8.8.2 If traffic is conveyed in both directions between the Parties' Systems, until the sooner of the next Quarter Day after a period of six months from the launch of the Operators initial commercial service utilising Interconnect Links, or nine months after the provision of the first 2Mbit/s CSI Interconnect Link, the Operator shall, unless otherwise agreed in writing, pay rental for 2Mbit/s CSI Interconnect Links in accordance with the following formula:

$$R_p = \frac{R_t}{2}$$

Where:

R_p is the rental payable
R_t is the sum of all 2Mbit/s CSI Interconnect Link rental calculated from the relevant charges specified from time to time in the Carrier Price List.

8.8.3 Subject to paragraph 8.8.1 after the period referred to in the preceding paragraph, or such other date as the Parties may agree in writing, the Operator shall pay rental for 2Mbit/s CSI Interconnect Links in accordance with the following formula:

$$R_p = R_t \times \frac{C_g}{C_t}$$

Where:

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R_p is the rental payable

R_t is the sum of each and every 2Mbit/s CSI Interconnect Link rental calculated from the relevant charges specified from time to time in the Carrier Price List;

and, taken from the relevant Interconnect Usage Reports of the first three months of the period of four months preceding the due rental date:

C_o is the total Call minutes for Calls conveyed from the Operator to BT (but including Indirect Access Calls conveyed to the Operator and such other Call types as may be agreed)

C_t is the total Call minutes between the Parties.

8.8.4 Following the submission of the first bill pursuant to paragraph 8.8.3 the calculation pursuant to that paragraph shall be applied to the preceding period for which the calculation in paragraph 8.8.2 applied, and any over or under payment by Operator shall be rectified by adjustment of the next following invoice for 2Mbit/s CSI Interconnect Links.

8.9 Where interconnection between the Parties exists prior to the provision of Customer Sited Interconnect, the rental for 2Mbit/s CSI Interconnect Links shall be calculated in accordance with the formula set down in paragraph 8.8.3.

8.10 A connection charge payable pursuant to this Schedule shall be that applicable, from time to time, at the time of placement of the order.

8.11 A rental charge payable pursuant to this Schedule shall be the then current rental charge for the relevant rental period or portion thereof, which shall be the due date referred to in paragraph 8.12.

8.12 Connection and rental charges shall be due on the later of:

8.12.1 the date for the commencement of service of that 2 Mbit/s CSI Interconnect Link specified by the Operator in the relevant order, or

8.12.2 the date which is the earlier of the relevant Ready for Service Date or 30 days after the relevant Ready for Test Date.

Rental charges shall be payable in accordance with the periodicity specified in the Carrier Price List.

8.13 In addition to the charges specified from time to time in the Carrier Price List, each Party shall, if applicable, make the additional payments specified in Appendix C of Annex A.

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           EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELECOMMUNICATIONS
                                    ANNEX D

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ANNEX D

DEFINITIONS

In this Agreement, words and expressions have the following meanings:

"Access Code" a three or four digit code or a number commencing with the digits 0800 followed by a six or seven digit number which initiates an Indirect Access Call;

"ACO Period" the period covered by an Advance Capacity Order;

"Act" Telecommunications Act 1984;

"Address Complete Message" a signalling message required by the originating System to indicate that sufficient address digits have been received and that a transmission path should be set up;

"Advance Capacity Order" that part of the Capacity Profile which sets out the Capacity ordering intentions of the relevant Party over the first four months of the Capacity Profile and has the contractual consequences outlined in Annex A;

"AFN" the first three digits immediately after a Director Area Number;

"Agreement" this agreement, the Carrier Price List, the Annexes, Schedules, Appendices and Specifications;

"Ancillary Service"

(a) a service which does not solely comprise the conveyance of Calls; or

(b) a Call, except a Transfer Charge Call, where the Calling Party is not required to pay all of the charges associated with that Call; or

(c) a Call where the Calling Party is charged at a rate which includes an

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element over and above the charge for conveyance of that Call;

"Annex"	annex A, B, C or D attached to this Agreement;
"Answer Signal"	the signal required by the originating network to indicate that the transmission path is complete;
"Appendix"	an appendix to a Schedule in Annex C;
"ASR"	the Answer Seize Ratio expressed as a percentage of Calls, which were successfully switched and which received an answer, compared to Call attempts, during a particular measurement period;
"Associated Company"	in relation to a Party:- (a) its Subsidiary or Holding Company of that Party or another Subsidiary of such Holding Company; or (b) an associated company (as defined in Statement of Standard Accounting Practice No. 1 issued by the Institute of Chartered Accountants in England and Wales) of that Party's Holding Company;
"Authorised Overseas System"	has the meaning in schedule 1, part 1 of the BT Licence as in force at the date of this Agreement;
"Billing Information"	such information provided pursuant to Annex B by one Party to the other including, without limitation: (a) such information as is necessary to ascertain the charges payable by each Party under this Agreement; and (b) Interconnect Usage Reports, TIBS Billing Information and Refund Reports, information provided by INCA, and by the Operator's equivalent of TIBS and/or INCA;

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"Billing Party"	the Party to whom charges are payable by the other Party pursuant to this Agreement;
"Billing Period"	unless otherwise agreed in writing, the period of a calendar month commencing on the first day of a month;
"Billing System"	a system to collate Billing Information and prepare invoices relating to charges payable by each Party under this Agreement;
"British Isles"	United Kingdom, Channel Islands, Isle of Man and Republic of Ireland;
"BT"	British Telecommunications public limited company;
"BT Analogue Local Exchange" or "BT ALE"	a TXE 4 or TXE 4A analogue local Switch in the BT System;
"BT Basic International Incoming Call"	a Call, received by the Operator System from an Authorised Overseas System, comprising the minimum service features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;
"BT Basic International Outgoing Call"	a Call, destined for an Authorised Overseas System, comprising the minimum service features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;
"BT Basic Operator to Operator Transit Call"	a Call comprising the minimum service features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System destined for the Operator System, if a rate

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for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;

"BT Basic Telephony Call"	a Call, comprising the minimum service features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;
"BT Basic Transit Call"	a Call comprising the minimum service features necessary to support a speech path through the BT System, handed over from the Operator System to the BT System destined for a Third Party Operator's system, being a Call available for the conveyance of Messages;
"BT Charge Group"	a geographical area designated from time to time by BT, and used for retail charges as specified in the BT Retail Price List;
"BT Digital Local Exchange" or "BT DLE"	a digital Switch in the BT System which Switch connects by that Switch alone Calls from analogue exchanges, RCUs or Exchange Lines;
"BT DJSU"	a digital tandem Switch in the London Director Area (currently known as a Digital Junction Switching Unit) in the BT System which provides access to certain BT Digital Local Exchanges, BT DLTEs, BT ALEs and/or other BT DJSUs in such Director Area and adjacent BT Charge Groups;
"BT DLTE"	a digital Switch in the BT System which Switch connects by that Switch alone Calls from analogue exchanges, RCUs or Exchange Lines and which provides access to directly connected BT Digital Local Exchanges and directly connected BT ALEs;

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"BT DMSU" a digital tandem Switch (currently known as a Digital Main Switching Unit) in the BT System, which provides access to other BT Exchanges;

"BT Exchange" a BT Analogue Local Exchange, a BT Digital Local Exchange, a BT DLTE, a BT Tandem Exchange or a BT ISC and such other Switch which the Parties may from time to time agree is a BT Exchange;

"BT International Incoming Call" either a BT Basic International Incoming Call or a BT ISDN International Incoming Call;

"BT International Outgoing Call" either a BT Basic International Outgoing Call or a BT ISDN International Outgoing Call;

"BT ISC" a BT Exchange notified to the Operator pursuant to paragraph 3.1.1 of Annex A which is used exclusively for switching Calls to, or received from Authorised Overseas Systems;

"BT ISDN International Incoming Call" a Call, received by the Operator System from an Authorised Overseas System, comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;

"BT ISDN International Outgoing Call" a Call, destined for an Authorised Overseas System, comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI

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Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;

"BT ISDN Operator to Operator Transit Call" a Call comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for the Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;

"BT ISDN Telephony Call" a Call, comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to the BT System, destined for a telephone number of a BT Network Termination Point, being a Call available for the conveyance of Messages;

"BT ISDN Transit Call" a Call comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the Operator System to

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the BT System, destined for a Third Party Operator's system, being a Call available for the conveyance of Messages;
"BT Licence"	the licence granted to BT pursuant to section 7 of the Act under which BT runs the BT System;
"BT Operator"	a person who answers Calls for directory or operator assistance, Emergency Calls and other similar Calls for BT;
"BT Operator to Operator Transit Call"	either a BT Basic Operator to Operator Transit Call or a BT ISDN Operator to Operator Transit Call;
"BT Payphone Access Levy"	the charge payable by the Operator for the use of a BT Public Call Box or a BT Temporary Call Box (each as defined in schedule 1, part 1 of the BT Licence as in force at 27 September 1999) to originate a Call.
"BT PRS Call"	a Call to a PRS: (a) for which if such Call originated on the BT System, the person responsible for payment would pay a charge higher than that which would apply to a directly dialled BT Telephony Call of equivalent distance and duration; and (b) where payment is made by BT to a BT PRS Service Provider and where payment takes into account the number or duration of Calls to that BT PRS Service Provider;
"BT PRS Service Provider"	a person having a contract with BT for the delivery of BT PRS Calls;
"BT PRS Sub Service Provider"	a person having an arrangement for the delivery of BT PRS Calls, whether or not legally binding, with a BT PRS Service Provider;

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"BT Retail Price List"	the retail price list published by BT from time to time pursuant to Condition 7 of the BT Licence;
"BT Switch Connection"	a BT Exchange at which Calls handed over: (a) from the Operator System are initially switched; or (b) to the Operator System are finally switched; by BT;
"BT System"	the applicable system described in Annex A of the BT Licence as in force at the date of this Agreement;
"BT Tandem Exchange"	a BT DMSU or a BT DJSU, BT DLTE or BT WAT;
"BT Telemessage"	has the meaning given to the term "Telemessage" in the BT Retail Price List;
"BT Telephony Call"	either a BT Basic Telephony Call or a BT ISDN Telephony Call;
"BT Transit Call"	either a BT Basic Transit Call or a BT ISDN Transit Call;
"BT WAT"	a digital Switch in the BT System which provides access only to directly connected BT DLEs;
"Call"	a transmission path through Telecommunication Systems for the sending of Messages, and a reference to conveyance of a Call by a Party means the establishment by that Party of a transmission path through that Party's System and the conveyance by that Party in accordance with this Agreement of a Message (if any) over such transmission path;
"Called Party"	a person who receives a Call;

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"Calling Party"	a person who initiates a Call;
"Capacity"	capacity in units of 2 Mbit/s;
"Capacity Order"	an order for Capacity placed by one Party on the other, pursuant to Annex A;
"Capacity Profile"	a profile of future Capacity ordering intentions over a 12 month period as presented by one Party to the other pursuant to Annex A;
"Capacity Provision"	the provision of new or additional Capacity;
"Capacity Re-arrangement"	the re-use of Capacity on 2 Mbit/s Interconnect Links previously provided by one Party to the other, where, in each case, the Point of Connection and the buildings containing the Switch Connections of the providing Party remain the same;
"Capped"	a DMSU (or other Switch type) which has reached maximum loading and will remain operational but will not provide additional Capacity;
"Carrier Price List"	the price list having that name which contains charges for Standard Services consistent with the full list of Standard Services maintained by BT pursuant to Condition 69 of the BT Licence, charges for services provided by the Operator and some other charges and information;
"Carrier Charge Band Reference Data"	such reference data (including EBC matrix, complementary retail file and associated files) as BT shall from time to time make available to the Operator, being data for the preparation and validation of Billing Information for Calls;
"Chargeable Call"	a Call for which a charge is made pursuant to this Agreement;
"Chargeable Call Duration"	the duration of a Chargeable Call measured:

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(a) for a Call (other than an International Call), to the nearest second (or such greater accuracy as the Parties may agree in writing);

(b) for an International Call to not less than the nearest second;

commencing with the receipt of an Answer Signal and ceasing with the receipt of a Release Signal at the point of recording by the Party recording the relevant Billing Information;

"CLI" has the meaning given to Calling Line Identification in the "Code of Practice for Network Operators in relation to Calling Line Identification Display Services and other Related Services" dated December 1996 as the same may be amended or replaced from time to time;

"Competitive Standard Service" a Standard Service the market for which is determined by the Director General to be competitive pursuant to Condition 47.10 of the BT Licence;

"Condition" a condition of the BT Licence or the Operator Licence as the case may be as in force at the date of this Agreement, unless otherwise stated;

"Confidential Information" any information, in whatever form, which in the case of written or electronic information is clearly designated as confidential and which, in the case of information disclosed orally, is identified at the time of disclosure as being confidential or is by its nature confidential and including such Confidential Information already disclosed by either Party to the other prior to the date of this Agreement but excluding any information which:

(a) is in or comes into the public domain other than by reason of a breach of this Agreement; or

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(b) is previously known on a non-confidential basis to the Receiving Party at the time of its receipt; or

(c) is independently generated, developed or discovered at any time by or for the Receiving Party; or

(d) is subsequently received from a Third Party without any restriction on disclosure;

"Customer" as the context requires:

(a) a person having a contract with either or both Parties for the provision of telecommunication services by means of that Party's System; or

(b) a user of telecommunication apparatus directly connected to the BT System or the Operator System; or

(c) a person having a contract with a reseller of telecommunication services to be provided by means of either the BT System or the Operator System or a user of telecommunication apparatus authorised by that person;

"Customer Sited Interconnect" an Interconnect Link provided pursuant to Schedule 130 of Annex C;

"Customer Service Plan" a document containing details of individuals, addresses and telephone numbers for ordering or maintenance of the services provided pursuant to this Agreement;

"D" the first digit immediately following the NNG;

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"Data Management Amendment"	such reconfiguration of the BT System or the Operator System as is necessary for access, routing and charging of Calls;
"Daytime"	the period of time between 0800 and 1800 on Monday to Friday or such other period of time as shall be agreed between the Parties;
"DE"	the first two digits immediately following the NNG;
"Default Interest Rate"	four per cent (4%) above the rate per annum as displayed on the "LIBP" page (or such other page whatever its designation on which London Inter-Bank Offered Rates of major banks for three months sterling deposits are for the time being displayed) on the Reuters Monitor Money Rates Services provided that if the offered rates of less than two banks are so displayed then "LIBOR" shall be the arithmetic mean as determined by the Party charging interest of the offered quotations of two leading clearing banks in London, selected by such Party for three months sterling deposits. Such interest shall be calculated on a daily basis;
"Director Area"	an area comprising certain major United Kingdom conurbations which area is delimited by a Director Area Number;
"Director Area Number"	the code (excluding the leading zero) comprising 3 digits for telephone numbers in certain major United Kingdom conurbations;
"Director General"	the Director General of Telecommunications;
"Disclosing Party"	a Party disclosing information to the other Party;
"Dispute"	a disagreement between the Parties excluding breaches of this Agreement;

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"Due Date"	a date which is 30 calendar days after the date of an invoice;
"E"	the first digit immediately following the D;
"Effective Date"	a date referred to by that name in the Carrier Price List or in a Schedule being the date on which a charge or a variation of a charge referred to in the Carrier Price List or a Schedule takes effect;
"Emergency Call"	a 999 or 112 Call handed over from the Operator System to the BT System;
"Emergency Centre"	premises where BT Operators answer Emergency Calls;
"Emergency Organisation"	the relevant local public police, fire, ambulance and coastguard services and other similar organisation providing assistance to the public in emergencies;
"ETSI"	the European Telecommunications Standards Institute;
"Evening"	periods of time not being either Daytime or Weekend or such other period of time as shall be agreed between the Parties;
"Exchange Line"	has the meaning in schedule 1 part 1 of the BT Licence as in force at the date of this Agreement;
"Fully Provided"	Capacity on a Traffic Route which will carry all the relevant Traffic Streams at the planned grade of service;
"G703 Interface"	an interface meeting the requirements of ITU-T Recommendation G703 (Geneva 1991);
"Generic Electrical and Physical Interface Specification"	BT's Generic Electrical and Physical Interface Specification, as amended or substituted from time to time with the Parties' agreement including without

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limitation changes pursuant to paragraphs 3.2 or 3.3 of Annex A;
"Generic SDH Interface Specification"	BT's Generic Synchronous Digital Hierarchy Interface Specification, as amended or substituted from time to time with the Parties' agreement including without limitation changes pursuant to paragraphs 3.2 and 3.3 of Annex A;
"Generic C7 Signalling Interface Specification"	BT's Generic C7 Signalling Interface Specification, as amended or substituted from time to time with the Parties' agreement including without limitation changes pursuant to paragraphs 3.2 or 3.3 of Annex A;
"Generic Transmission Interface Specification"	BT's Generic Transmission Interface Specification, as amended or substituted from time to time with the Parties' agreement including without limitation changes pursuant to paragraphs 3.2 or 3.3 of Annex A;
"GSM"	Global System for Mobile Communications;
"Holding Company"	has the meaning in sections 736 and 736A of the Companies Act 1985;
"INCA"	BT's Inter Network Call Accounting System as the same may be developed from time to time;
"Incoming Calls"	Calls handed over at a Point of Connection by BT to the Operator other than Indirect Access Calls;
"Indirect Access Call"	a Call where a Calling Party on one Party's System has chosen to convey that Call to the other Party's System by prefixing that Call with an Access Code;

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"In-span Interconnect"	an Interconnect Link provided pursuant to Schedule 01;
"Intellectual Property Rights"	any patent, petty patent, registered design, registered trade or service mark, copyright, design right, semi-conductor topography right, know-how or any similar right exercisable in any part of the world including any application therefor;
"Interconnect Extension Circuit" or "IEC"	a Link, being part of a 2Mbit/s ISI Interconnect Link, between the Muliplexor in a Remote Switch Connection and the Multiplexor terminating the ISI Interconnect Link;
"Interconnect Link"	a Link connecting a BT Switch Connection and an Operator Switch Connection passing through a Point of Connection;
"Interconnect Usage Report"	a report in the same or substantially the same form as specified in the Billing Manual;
"International Call"	a Call received by the BT System from: (a) an Authorised Overseas System; or (b) the Operator System destined for an Authorised Overseas System; or a Call received by the Operator System from: (a) an Authorised Overseas System, or (b) the BT System destined for an Authorised Overseas System;
"Intrabuilding Link"	a connection between a BT or an Operator Switch Connection and the G703 Interface on the Multiplexor forming part of an Interconnect Link;
"Invoice Date"	the date on which an invoice is despatched;

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"ISI Interconnect Link"	a portion of an Interconnect Link being that cable (or fibres within that cable) and LTE's between an Operator building and a BT building over which a number of 2Mbit/s ISI Interconnect Links are provided;
"ITU-T"	the Telecommunications Standards Bureau (formerly the International Telegraph and Telephone Consultative Committee) of the International Telecommunications Union;
"Land Mobile Radio Service"	has the meaning in schedule 1, part 1 of the BT Licence as in force at 27 September 1999;
"Licence"	the BT Licence or, as the context requires, the Operator Licence;
"Line"	the transmission medium between the two LTE's forming part of the 2Mbit/s Path;
"Link"	telecommunication apparatus (which has the meaning in paragraph 1 (1) of schedule 2 to the Act as in force at the date of this Agreement) necessary to establish one or more transmission paths;
"Manual"	manual referred to in this Agreement of working practices between the Parties;
"2 Mbit/s Interconnect Link"	an Interconnect Link of 2 Mbit/s Capacity provided by either In-Span Interconnect or Customer Sited Interconnect;
"2 Mbit/s Path"	the transmission layer (comprising the Multiplexors, LTE and a Line) between the 2.048Mbit/s G703 interfaces of the Multiplexor located at the Operator building (housing the Point of Connection) and the Multiplexor located at the BT Switch Connection;
"Message"	has the meaning in schedule 1, part 1 of the BT Licence as in force at the date of this Agreement;

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"Mobile Call"	a Call to an Operator Customer using a mobile handset if the Operator Customer using mobile terminal apparatus would receive that Call by means of wireless telegraphy if the handset was switched on and within range of a base transceiver station forming part of the Operator System unless: (a) the Operator Customer on a temporary basis has chosen to divert that Call to another number; or (b) the Operator System when the mobile handset is turned off or out of range from a base transceiver station returns a message to that effect to the Calling Party;
"Multiplexor"	the multiplexing equipment which serves an Intrabuilding Link and where appropriate an IEC;
"Network Provider"	in relation to each Standard Service, any person who has required it, and with whom BT is obliged to enter into an agreement to provide that Standard Service under Condition 45 of the BT Licence;
"Network Termination Point"	has the meaning in schedule 1 part 1 of the BT Licence as in force at the date of this Agreement;
"NICC"	Network Interoperability Consultative Committee;
"NNG"	a national number group being the code (excluding the leading zero) comprising for UK telephone numbers (a) for geographical numbers (excluding Director Area Number,) four digits (b) for non-geographic numbers, three digits;
"Number"	has the meaning in schedule 1, part 1 of the BT Licence as in force at 27September 1999;

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"Number Range"	Director Area Number, NNG, AFN, D, E, and/or DE as appropriate;
"Number Translation Services Call"	a Call to non-geographic telephone numbers (other than a Calls destined for a mobile handset) if the Party receiving the Call translates the dialled digits and routes the Call in accordance with such translation, including without limitation, PRS Calls, Local Call Fee Access Services Calls, Freephone Calls, National Call Services Calls and other specially charged services;
"OCHC"	an operator Call handling centre which routes Calls to BT Operators from Customers seeking assistance with connection to another telephone number;
"Oftel Interest Rate"	three eighths of one per cent (3/8%) above the London Inter Bank Offered Rate being the rate per annum of the offered quotation for sterling deposits for delivery on the due date for payment for a period of three months as displayed on page 3750 on the Telerate Service (or any other page that may replace page 3750 on that service) at or about 11 am London time on the due date of payment provided that if such a rate is not so displayed London Inter Bank Offered Rate shall mean the rate quoted by National Westminster Bank PLC to leading banks in the London interbank market at or about 11 am London time on the due date of payment for the offering of sterling deposits of a comparable amount for a period of three months. Such interest shall be calculated on a daily basis;
"Operator"	the other Party to this Agreement;
"Operator Basic BT to BT Transit Call"	a Call comprising the minimum service features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System destined for the BT System, if a rate for such a Call is specified from time to time in

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the Carrier Price List, being a Call available for the conveyance of Messages;

"Operator Basic International Incoming Call" a Call, received by the BT System from an Authorised Overseas System, comprising the minimum service features necessary to support a speech path through the BT System, handed over from BT System to the Operator System destined for a telephone number of an Operator Network Termination Point, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of messages;

"Operator Basic International Outgoing Call" a Call, destined for an Authorised Overseas System, comprising the minimum service features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;

"Operator Basic Telephony Call" a Call, comprising the minimum service features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System, destined for a telephone number of an Operator Network Termination Point, being a Call available for the conveyance of Messages;

"Operator Basic Transit Call" a Call comprising the minimum service features necessary to support a speech path through the BT System, handed over from the BT System to the Operator System destined for a Third Party Operator's system, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;

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"Operator BT to BT Transit Call" either an Operator Basic BT to BT Transit Call or an Operator ISDN BT to BT Transit Call;

"Operator Exchange" an Operator Local Exchange, Operator Mobile Exchange or Operator Tandem Exchange and such other Switch which the Parties may from time to time agree is an Operator Exchange;

"Operator International Incoming Call" either an Operator Basic International Incoming Call or an Operator ISDN International Incoming Call;

"Operator International Outgoing Call" either an Operator Basic International Outgoing Call or an Operator ISDN International Outgoing Call;

"Operator ISDN BT to BT Transit Call" a Call comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for the BT System, if a rate for such a Call is specified from time to time in the Carrier Price List being a Call available for the conveyance of Messages;

"Operator ISDN International Incoming Call" a Call, received by the BT System from an Authorised Overseas System, comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for a telephone number of an Operator Network Termination Point, if a rate for such a Call

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is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;

"Operator ISDN International Outgoing Call"

a Call, destined for an Authorised Overseas System, comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, if a rate for such a Call is specified from time to time in the Carrier Price List, being a Call available for the conveyance of Messages;

"Operator ISDN Telephony Call"

a Call, comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for a telephone number of an Operator Network Termination Point, being a Call available for the conveyance of Messages;

"Operator ISDN Transit Call"

a Call comprising service features additional to the minimum features necessary to support a speech path through the BT System, being service features described as bearer services, teleservices or supplementary services in the ETSI Memorandum of Understanding on the Implementation of European ISDN Service, handed over from the BT System to the Operator System, destined for a Third Party Operator's system, if a rate for such a Call is specified from time to time in the Carrier

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Price List being a Call available for the conveyance of Messages;

"Operator Licence" — the licence granted pursuant to section 7 of the Act under which the Operator runs the Operator System;

"Operator Licensed Area" — the geographical area in which the Operator is permitted pursuant to the Operator Licence to provide telecommunication services;

"Operator Local Exchange" — a digital Switch, except an Operator Mobile Exchange, in the Operator System which Switch connects by that Switch alone Calls from Network Termination Points in the Operator System;

"Operator Mobile Exchange" — a digital Switch in the Operator's System which Switch connects by that Switch those Calls from base stations and/or base station controllers in the Operator System providing a Land Mobile Radio Service for handsets;

"Operator's Operator" — a person who answers Calls for directory or operator assistance or other similar Calls for the Operator;

"Operator PRS Call" — a Call to a PRS:

(a) for which if originated on the Operator System, the person responsible for payment would pay at a rate higher than that which would apply to a directly dialled Operator Telephony Call of equivalent distance and duration; and

(b) if payment is made by the Operator to a Operator PRS Service Provider and if payment takes into account the number or duration of Calls to that the Operator PRS Service Provider;

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"Operator PRS Service Provider"	a person having a contract with the Operator for the delivery of Operator PRS Calls;
"Operator PRS Sub Service Provider"	a person having an arrangement for the delivery of Operator PRS Calls, whether or not legally binding, with an Operator PRS Service Provider, directly or indirectly;
"Operator System"	the Telecommunication System run by the Operator pursuant to the Operator Licence as in force at the date of this Agreement;
"Operator Switch Connection"	an Operator Exchange at which Calls handed over: (a) from the BT System are initially switched; or (b) to the BT System are finally switched; by the Operator;
"Operator Tandem Exchange"	a digital tandem Switch in the Operator System which provides access to Operator Local Exchanges or Operator Mobile Exchanges;
"Operator Telephony Call"	either an Operator Basic Telephony Call or an Operator ISDN Telephony Call;
"Operator Transit Call"	either an Operator Basic Transit Call or an Operator ISDN Transit Call;
"Outgoing Call"	a Call handed over at a Point of Connection by the Operator to BT;
"Parent BT Exchange"	a BT Tandem Exchange which has a direct connection to a BT DLE, BT DLTE or BT ALE for the conveyance of Calls in the ordinary course of business;
"Party"	a party to this Agreement;

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"Path Protection"	resilience improvement of an ISI Interconnect Link as described in Schedule 01 of Annex C;
"PDH"	plesiochronous digital hierarchy;
"Point of Connection"	a physical point where the BT System and the Operator System are connected for Calls to be handed over from one System to the other;
"Private Circuits from a Point of Connection (PCPOC)"	a digital private circuit of 2Mbit/s Capacity provided by BT from the same physical location as a Point of Connection to the premises of an Operator's Customer;
"PRS" or "Premium Rate Service"	an entertainment or information service: (a) which is accessed by means of a Call and consists of, or includes the sending of, speech, music, other sounds or signals to the Calling Party; and (b) for which payment is made by means of Call charges;
"PRS Fraud"	either: a loss suffered by the Operator because of the non payment of charges for BT PRS Calls, in circumstances when the BT PRS Service Provider or the BT PRS Sub Service Provider organises or arranges for BT PRS Calls to be made to his PRS in circumstances when there is a reasonable expectation that the Calling Party or the person responsible for payment does not intend to pay or will seek to avoid payment for all or part of the Call charges; or a loss suffered by BT because of the non payment of charges for Operator PRS Calls, in circumstances when the Operator PRS Service Provider or the Operator PRS Sub Service Provider organises or arranges for

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Operator PRS Calls to be made to his PRS in circumstances when there is a reasonable expectation that the Calling Party or the person responsible for payment does not intend to pay or will seek to avoid payment for all or part of the Call charges;

"Purchaser" the Party to whom Capacity is provided by the Supplier;

"Quality Schedule" has the meaning in schedule 1, part 1 of the BT Licence as in force at 27 September 1999;

"Quarter Days" 1 January, 1 April, 1 July and 1 October in each and every year;

"RCU" a remote concentrator unit supported by a BT DLTE or a BT DLE;

"Ready for Service Date" the date on which testing of Capacity at a Switch Connection is satisfactorily completed and such Capacity is ready for service (in accordance with this Agreement);

"Ready for Test Date" the date on which Capacity at a Switch Connection is Ready for Testing;

"Ready for Testing" when the Supplier has satisfactorily completed the provisioning of that part of an Interconnect Link that is under his direct control;

"Receiving Party" a Party receiving information from the Disclosing Party;

"Release Signal" a signal which indicates that the transmission path of a Call has been disconnected;

"Remote Switch Connection" a BT Switch Connection or an Operator Switch Connection which:

(a) is accessed via a BT or Operator building notified from time to time pursuant to paragraph 3 of Annex A

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as being suitable for supporting IECs; and

(b) is connected by an BT IEC or an Operator IEC, as the context requires;

"Route Augmentation"	additional Capacity on an established Traffic Route;
"Route Type"	the segregation of Capacity within a Traffic Route for the conveyance of certain Traffic Types;
"Schedule"	a schedule in Annex C of this Agreement;
"Schedule 2 Public Operator"	has the meaning in schedule 1, part 1 of the BT Licence as in force at 27 September 1999
"SDH"	synchronous digital hierarchy;
"Signalling Link"	a 64 Kbit/s digital path within a 2 Mbit/s Interconnect Link between two ITU-T 7 signalling nodes which is used for signalling;
"Signalling Link Set"	a pair of Signalling Links each within a separate 2 Mbit/s system on an Interconnect Link;
"Single Signalling Link"	a Signalling Link being the only Signalling Link between a specific BT Switch Connection and a specific Operator Switch Connection;
"Specification"	one of the Generic Electrical and Physical Interface Specification, the Generic C7 Signalling Interface Specification, the Generic Transmission Interface Specification and the Generic SDH Interface Specification;
"Standard Service"	a service, including, without limitation, a Competitive Standard Service, which a Network Provider has required from BT and which BT is obliged to provide, or to

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enter into an agreement to provide, under Condition 45 of the BT Licence;

"Subsidiary" has the meaning in sections 736 and 736A of the Companies Act 1985;

"Supplier" the Party providing Capacity to the other Party;

"Switch" telecommunication apparatus within a System which performs the function of switching and routing Calls;

"Switch Connection" a BT Switch Connection or, as the context requires, an Operator Switch Connection;

"System" the BT System or, as the context requires, the Operator System;

"System Alteration" a change (other than a Data Management Amendment) to a Party's System, which requires a change to be made to the other Party's System to allow the continuance of the conveyance of Calls across a Point of Connection pursuant to this Agreement;

"Target Performance" has the meaning in schedule 1, part 1 of the BT Licence as in force at 27 September 1999;

"Targeted Transit" a service whereby a Call prefixed by an agreed four digit network address code is handed over to the BT System, for handover by BT to a specified switch connection in a telecommunications system of a Third Party Operator;

"Technical Master Plan" a document recording details of the Points of Connection and the plans for development of further Points of Connection;

"Technical Review Meeting" a technical meeting pursuant to paragraph 13 of Annex A;

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"Telecommunication System"	a telecommunication system within the United Kingdom as defined in section 4 of the Act or an Authorised Overseas System;
"Third Party"	a person other than BT or the Operator;
"Third Party Interconnect"	interconnect using a Third Party ISI Interconnect Link;
"Third Party Interconnect Agreement"	either: (a) an agreement between BT and a Third Party Operator pursuant to Condition 45 as it applies from time to time of the BT Licence or the equivalent Condition of the Third Party Operator licence; or (b) an agreement between the Operator and a Third Party Operator pursuant to the Condition equivalent to Condition 45 of the BT Licence contained in either the Operator or Third Party Operator licences;
"Third Party ISI Interconnect Link"	an Interconnect Link as defined in Schedule 01;
"Third Party Operator"	a person being neither the Operator nor BT who is a Schedule 2 Public Operator licensed under the Act to run a telecommunications system within the United Kingdom;
"TIBS"	BT's Telecommunications Input Billing System, which records information on certain Calls which use the services of a BT Operator or the operator of a Third Party;
"TIBS Billing Information and Refund Report"	reports in the same or substantially the same form as in the Billing Manual;
"TIBS Information"	itemised Call records of the services provided by BT Operators or the operator of a Third Party to the Operator which would

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have resulted in a charge from BT had the Calling Parties been BT Customers, together with reports relating to Transfer Charge Calls, ineffective calls, and any other records which will result in charges to be paid by or to the Operator for such services;

"Traffic Forecast" a forecast of traffic at a BT Switch Connection or Operator Switch Connection, such forecast provided by one Party to the other pursuant to paragraph 8 of Annex A;

"Traffic Route" discrete and identifiable units of 2 Mbit/s Capacity within an Interconnect Link;

"Traffic Stream" a group of Calls carried from a specific place in one Party's System to a specific place in the other Party's System;

"Traffic Type" a different identifiable type of Call;

"Transfer Charge Call" a Call for which the Called Party is requested and agrees to pay the cost of a Call from the Calling Party;

"VAT" United Kingdom Value Added Tax;

"Weekend" period of time between 2400 on Friday and 2400 on Sunday or such other period of time as shall be agreed between the Parties;

"Working Day" any day other than Saturdays, Sundays, public or bank holidays in the United Kingdom.

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           EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELECOMMUNICATIONS
                                     SPEC A

--------------------------------------------------------------------------------

Issue G

April 2000

GENERIC
ELECTRICAL & PHYSICAL
INTERFACE SPECIFICATION

I/C Specification 0200

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GENERIC ELECTRICAL & PHYSICAL INTERFACE SPECIFICATION

CONTENTS

1. GENERAL 3
2. PHYSICAL INTERFACE FOR CUSTOMER SITED INTERCONNECT 3
   - 2.1 2M/bit/s Presented Customer Sited Interconnect 3
   - 2.2 Customer Sited Interconnect Aggregate 4
3. ELECTRICAL INTERFACE 4
   - 3.1. General Characteristics 5
   - 3.2. Specifications at the output ports 5
   - 3.3. Specifications at the input ports 5
   - 3.4. Earthing of screen 5
     - 3.4.1. Output Ports 5
     - 3.4.2. Input Ports 5
   - 3.5. Interference 5
   - 3.6. Jitter 5
     - 3.6.1. Maximum jitter at output ports 5
     - 3.6.2. Tolerance of input ports to jitter and wander 6
     - 3.6.3. Measurement of Jitter 6
   - 3.7. Wander at BT and Operator input ports 6
4. BT AND OPERATOR SYSTEM SYNCHRONISATION 6
   - 4.1. Operator System Synchronisation 6
   - 4.2. Deriving synchronisation from the BT System 7
5. FUNCTIONAL CHARACTERISTICS OF THE INTERFACE 7
   - 5.1. Signalling 7
   - 5.2. Timeslot '0' 8
   - 5.3. Alarm Indication Signal (AIS) 8
   - 5.4. Channel Time Slot Encoding 8
6. SAFETY AND PROTECTION 8
   - 6.1. Dangerous Voltages 8
   - 6.2. Radiation Hazards 9
7. REFERENCES 9
8. GLOSSARY 9
9 HISTORY 11

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1. GENERAL

This document defines the physical and electrical characteristics of Interconnect Links, between the BT System and the Operator System. All sections apply with the exception of sections 2 and 3 which only apply to Customer Sited Interconnect (CSI) Interconnect Links.
All references to ITU Recommendations refer to the White Book unless otherwise indicated.

2. PHYSICAL INTERFACE FOR CUSTOMER SITED INTERCONNECT

The interconnection between the BT System and the Operator System shall be provided by a BT digital path that terminates on a BT Circuit Termination Unit (CTU) located within the building housing the Operator Switch, the Operator Digital Distribution Frame (DDF) or Operator Equipment Optical Interface.

2.1 2M/bit/s Presented Customer Sited Interconnect

The BT CTU will present a G703 interface via two 75 ohm coaxial cables direct to either the Operator Switch or an Operator Digital Distribution Frame (DDF). The Point of Connection shall be the 75 ohm G703 coaxial connector at the BT end of the cables connecting the CTU to the Operator Switch or the Operator DDF (See Fig 1). The coaxial cables connecting the CTU to the Operator Switch shall have a loss not exceeding 6dB at 1024 kHz (see Fig 1). The cables connecting the BT CTU to the Operator System shall be provided and maintained by the Operator.

CUSTOMER SITED INTERCONNECT - ELECTRICAL INTERFACE

Operator System
BT System
Go Direction
Output Port
Input Port
COAXIAL CABLES
Return Direction
Input Port
Output Port
0.1uf
0.1uf
Circuit Terminating Unit

Notes:

1. The physical interface will be the coaxial connectors at the BT end of the coaxial cables
2. BNC /Type 43 Connectors
3. Option for Earthing

FIGURE 1

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2.2 Customer Sited Interconnect Aggregate

The BT CTU shall present either an electrical or optical STM-1 or STM-4 interface which shall conform to the Technical Recommendation Specified in the Generic Synchronous Digital Hierarchy Interface Specification 0120.

The BT CTU Electrical interface shall be presented via two 75 ohm coaxial cables direct to either the Operator Switch or an Operator Digital Distribution Frame (DDF). The Point of Connection shall be the 75 ohm G703 coaxial connector at the BT end of the cables connecting the CTU to the Operator Switch or the Operator Digital Distribution Frame (See Fig 1).

The BT CTU Optical Interface shall be presented via two Optical fibres direct to the Operator Equipment Optical Interface. The Point of Connection shall be the FC type Optical connector at the BT end of the fibres connecting the CTU to the Operator Equipment Optical Interface (See Fig 2).

The cables and Optical fibres connecting the BT CTU to the Operator System shall be provided and maintained by the Operator.

CUSTOMER SITED INTERCONNECT - OPTICAL INTERFACE

Operator System
BT System
Go Direction
2
1
1
Output Port
Input Port
Ad-Drop Mux
OPTICAL FIBRES
Ad-Drop Mux
Input Port
Output Port
1
1
2
Return Direction
Circuit Terminating Unit

Notes:

1. The physical interface will be a FCType Optical connector.
2. The Point of Interconnect will be the FC Type Optical connectors at the BT end of the optical fibres.

FIGURE 2

3. ELECTRICAL INTERFACE

The electrical interface for CSI Aggregate shall conform to the Technical Recommendation Specified in the Generic Synchronous Digital Hierarchy Interface Specification 0120.

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The following section shall apply to a 2Mbit/s electrical interface using the coaxial pair option of ITU-T Recommendation G.703 (Physical/Electrical Characteristics of Hierarchical Digital Exchanges).

3.1. General Characteristics

These shall conform with section 6.1 of ITU-T Rec. G703

3.2. Specifications at the output ports

These shall conform with section 6.2 of ITU-T Rec. G.703 (Table 6).

3.3. Specifications at the input ports

These shall conform with section 6.3 of ITU-T Recommendation G.703.

3.4. Earthing of screen

3.4.1. Output Ports

At output ports the cable screen shall be bonded to the equipment metalwork at the equipment boundary or as near as possible to it.

3.4.2. Input Ports

The input port cable screen shall be earthed via a capacitor (typically 0.1 μF) to the equipment. Provision shall be also made at this point for providing a DC connection to earth. The equipment shall be set-up with the DC earth not connected, this is illustrated in figure 1.
A suitable ferrite tube ferrule should be threaded onto the cable so as to be located at a point between the bonding point and the equipment circuitry

3.5. Interference

The input ports shall tolerate, without error, interference from a non synchronous standard test signal (ITU-T Recommendation 0.151- Error Performance Measuring Equipment for Digital Systems At The Primary Bit Rate and Above) at a level 18dB lower than the wanted signal.

3.6. Jitter

3.6.1. Maximum jitter at output ports

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Under worst case operating conditions (i.e. fault free) the output jitter shall not exceed 0.05 UI when measured in the frequency range 20 Hz to 100 kHz.

Note: This assumes that the Operator Switch meets:

1. the input jitter tolerances given in section 3.6.2.
2. the jitter transfer function given in Figure 5 of ITU-T Recommendation Q.551 (Transmission Characteristics of Digital Exchanges).

3.6.2. Tolerance of input ports to jitter and wander

The tolerance of both the BT and the Operator input ports to jitter shall be as defined in section 3.1.1 of ITU-T Recommendation G.823 (Jitter And Wander Tolerance of Digital Input Ports).

3.6.3. Measurement of Jitter

A jitter measuring set conforming to the requirements of ITU-T Recommendation O.171 (Timing Jitter Measuring Equipment for Digital Systems) shall be used. BT and the Operator shall co-operate in the application of testing methods as described in ITU-T Recommendation G.823 (The Control of Jitter and Wander Within Digital Networks Which Are Based on the 2048 kbit/s Hierarchy).

3.7. Wander at BT and Operator input ports

The tolerance of the BT and Operator input ports to wander shall be as defined in section 3.1.1 of ITU-T Recommendation G.823 .

4. BT AND OPERATOR SYSTEM SYNCHRONISATION

4.1. Operator System Synchronisation

To ensure synchronisation with the BT System, the Operator System shall employ a synchronisation system which is time traceable to a source complying with the requirements of ITU-T recommendations G.811.

The performance of digital clocks, which derive shall comply with the objective slip rate characteristics given in ITU-T recommendations G.811 and G.822 for the purpose of minimising timing perturbations in general and slip rates in particular.

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4.2. Deriving synchronisation from the BT System

If the Operator System is to derive synchronisation from the BT System it shall take its timing from BT nominated synchronisation feeds in a master/slave relationship.

The BT System employs a central master clock to maintain a co-operatively synchronised system within ITU-T recommended frequency limits.

The synchronisation utilities that co-operate to establish the synchronous clock rate are geographically located to ensure that any point in the BT System is contained within an 18 microsecond phase deviation (wander).

Where suitable, the synchronisation feeds may be taken from 2Mbit/s Interconnection Links carrying traffic between the BT and Operator Switch Connections.

If the Operator Switch is taking timing information from the BT System via a 2 Mbit/s Interconnect Links which fails (i.e. AIS is detected) then it must meet the following requirements:

A. Switching synchronisation to an alternative 2Mbit/s Interconnect Links, if available.

B. If no such synchronisation is available, entering holdover mode and keeping within the limits of holdover operation specified in section 2.2.3 of ITU-T Recommendation G.812 (Holdover Operation).

5. FUNCTIONAL CHARACTERISTICS OF THE INTERFACE

Functional characteristics of the 2Mbit/s interface shall be in accordance with ITU-T Recommendations G.704 (Synchronous Frame Structures used at Primary and Secondary Hierarchical Levels) and G.706 (Frame Alignment and Cyclic Redundancy Check (CRC) Procedures Relating To Basic Frame Structures Defined In Rec. G704) with the following additions and clarification's:

5.1. Signalling

If Time Slot 16 is not required for signalling information, it must not be used as a traffic carrying channel within the BT System.
Signalling across the interface is not specified in this document.

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5.2. Timeslot '0'

Chapter 2.3 of Rec. G.704 (Basic Frame Structure at 2048 kbit/s) applies. Bits 4-7 in time slot zero not containing the frame alignment signal should be set to "1". The use of bit 8 for the return direction shall be determined by BT at each location. On some systems bit 8 will be set to "1" in the go and return direction. On other systems when BT detects one or more errors in the frame alignment word, this bit 8, in the return TSO "not" word, will be set at a "1" state on two successive occasions; when no errors are detected bit 8 will be set to the "0" state. If possible, the Operator Switch should make the same use of this bit 8, if not it should be tolerant to the sending of bit 8 in the return direction and set it to "0" in the go direction.

5.3. Alarm Indication Signal (AIS)

Under certain fault conditions AIS is used in the BT System. AIS is indicated by a continuous stream of binary 1's. When transmitted AIS is controlled by a free running 2048 kbit/s crystal oscillator (accuracy within ± 50 ppm).

The strategy for detecting the presence of AIS should be such that AIS is detectable, even in the presence of an error ratio of 1 in 1000. However, a signal with all bits except the frame alignment word in the '1' state, should not be mistaken as an AIS.

5.4. Channel Time Slot Encoding

The 64 kbit/s channel time slots comprising the 2048 kbit/s stream shall carry 'A' law encoded information as defined in ITU-T Recommendation G.711 (Pulse Code Modulation (PCM) Of Voice Frequencies).

The idle channel bit pattern transmitted over the Interconnect Link shall be compliant with ITU-T Recommendation Q.522 section 2.12 (Bit Patterns Generated By The Exchange In Idle Channel Time slots).

6. SAFETY AND PROTECTION

6.1. Dangerous Voltages

In order to protect personnel and equipment on both sides of a Point Of Connection, it is necessary to provide protection against the transmission of excessive voltage across the interface.
Excessive voltages shall be as defined in BS 6301: 1989. For equipment which uses or generates excessive voltages the interface shall be electrically isolated from those voltages. Suitable devices are described in BS 6301: 1989.

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6.2. Radiation Hazards

Where radio equipment is used, arrangements shall be made to protect all personnel from levels of radiation exceeding 1 milliwatt per square centimetre.

7. REFERENCES

ITU-T

G.703 Physical/Electrical Characteristics of Hierarchical Digital Exchanges

G.704 Synchronous Frame Structures used at Primary and Secondary Hierarchical Levels.

G.706 Frame Alignment and Cyclic Redundancy Check (CRC) Procedures Relating To Basic Frame Structures Defined In Rec. G704

G.711 Pulse Code Modulation (PCM) Of Voice Frequencies.

G.811 International Connections Terminating on Synchronous Network Nodes

G.812 section 2.2.3 (Holdover Operation).

G.823 The Control of Jitter and Wander Within Digital Networks Which Are Based on the 2048 KBIT/S Hierarchy

G.823 section 3.1.1 Jitter And Wander Tolerance of Digital Input Ports

G.957 Optical Interfaces For Equipments And Systems Relating To The Synchronous Digital Hicrarchy

0.151 Error Performance Measuring Equipment for Digital Systems At The Primary Bit Rate and Above

O.171 Timing Jitter Measuring Equipment for Digital Systems

Q.522 Section 2.12 Bit Patterns Generated By The Exchange In Idle Channel Time slots

Q.551 Transmission Characteristics of Digital Exchanges

BS6301 1989. Safety Requirements for Apparatus for Connection to British Telecommunication Networks

8. GLOSSARY

µF - Micro Farad
µs - Microsecond
2Mbit/s- 2048kbit/s
AIS - Alarm Indications Signal
BS - British Standard
CTU - Circuit Terminating Unit.
dB - Decibel
DC - Direct Current
DDF - Digital Distribution Frame
ITU-T - International Telecommunication Union - Telecommunications

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kbit/s - KiloBits per second
kHz - Kilo Hertz
Mbit/s - Megabits per second
SDH - Synchronous Digital Hierarchy
ppm - Parts per million
UI - Unit Interval

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9 HISTORY

Issue 1	January 1994	
Issue 2 draft 1	June 1994	
Issue 2	July 1994	
Issue A	August 1994	
Issue B	Sept 1994	
Issue C	January 1996	
Issue D	February 1997	
Issue E	June 1998	
Issue F	January 1999	
Issue G	April 2000	Aggregate STM 4 added for CSI in 2.2

END OF SPECIFICATION

BT Interoperability and Technical Regulatory Services
PP 2D27, Angel Centre
403 St John Street
London EC1V 4PL

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           EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELECOMMUNICATIONS
                                     SPEC B

--------------------------------------------------------------------------------

Issue E

June 1998

GENERIC

SIGNALLING SYSTEM No.7

SPECIFICATION

I/C Specification 0300

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CONTENTS

A. OVERVIEW ... 3

B. PARTS OF SIGNALLING SYSTEM NO.7 ... 4

B.1 MESSAGE TRANSFER PART (MANDATORY) ... 4
B.2 USER PARTS ... 4
B.2.1 INTERCONNECT USER PART (OPTIONAL) ... 4
B.2.2 ENVELOPED INTEGRATED SERVICES USER PART (OPTIONAL) ... 4
B.2.3 ETSI INTEGRATED SERVICES USER PART (OPTIONAL) ... 5
B.2.4 TELEPHONY USER PART (OPTIONAL) ... 5
B.2.5 ITU-T INTEGRATED SERVICES USER PART (OPTIONAL) ... 5
B.3 ITU-T SIGNALLING CONNECTION CONTROL PART (OPTIONAL) ... 6

C. AVALIBILITY ... 6

D. INTERWORKING ... 7

E. SERVICES ... 7

F. TESTING ... 8

G. GLOSSARY ... 8

H. HISTORY ... 8

APPENDIX 1 - SIGNALLING INTERCONNECT OPTIONS ... 9

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GENERIC SIGNALLING SYSTEM No.7 SPECIFICATIONS

A. OVERVIEW

1. The ITU-T common channel signalling system number seven (SS No.7 (or C7)) shall be used as the signalling system for the conveyance of PSTN and ISDN telephony calls between the Operator System and the BT System. *(The available Parts of the signalling System are more fully defined in section B).*

2. BT and the Operator shall support at least one User Part and Message Transfer Part (MTP) on each Interconnect Link. The User Parts at each end of the signalling link shall be compatible.

3. The interconnect schematic of BT's Signalling System No.7 (SSNo.7) is shown in Fig 1.

Env ISUP
Env ISUP
SCCP
IUP
IUP
ETSI ISUP
IUP
ETSI ISUP
UK Network
International Network
Local
Env ISUP
Trunk
ESTI ISUP
Inter-National
BT Network
ITU-T Q767
ETSI ISUP
TUP
UK National MTP
International MTP

Figure 1 - Signalling System No.7 –Network Schematic

4. The conveyance of PSTN and ISDN calls between the Operator System and the BT System within the UK shall use the national MTP and IUP, unless otherwise agreed between the Operator and BT.

5. For the conveyance of Connectionless Services in support of mobile telephony, the BT System and Operator System, may agree to use the SCCP and MTP.

6. Where the Operator System is connected to the international signalling domain, (i.e. International MTP), the conveyance of PSTN and ISDN calls between the Systems shall use either the TUP, or the ETSI ISDN-UP or the ITU-T ISDN-UP, unless otherwise agreed between the Operator and BT.

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7. The Operator and BT shall agree which services and features listed in the supplement to this Agreement shall be supported across the interface before BT shall be obliged to convey SSNo.7 signalling messages.

B. PARTS OF SIGNALLING SYSTEM No.7

B.1 MESSAGE TRANSFER PART (MANDATORY)

1. The BT System and Operator System when interconnected in the national signalling domain shall comply with the specification of the SSNo.7 Message Transfer Part (MTP) as defined in the Public Network Operators - Interconnect Standards Committee (PNO-ISC) Specification Number 5 and when interconnected in the international signalling domain to International Telecommunication Union – (Technical) (ITU-T) recommendations Q701 to 710 (inclusive) and Q791.

B.2 USER PARTS

1. Subject to their availability, the Operator and BT shall agree to use at least one of the User Parts, defined further in the following sub-sections. The generic availability of these User Parts on the various BT System Types is provided in Section C.

2. Subject to availability, the Operator and BT may agree to support a combination of User Parts between their Systems. The combinations that can be offered on a route by route basis are defined in Appendix 1 to this specification.

B.2.1 INTERCONNECT USER PART (OPTIONAL)

1. The BT System and Operator System shall comply with the specification of the SSNo.7 Interconnect User Part as defined in PNO-ISC Specification Number 6, with the following exceptions:

a) Where the BT System and Operator System support propriety extensions to IUP they shall comply with the PNO-ISC Information Document PNO-ISC/INFO/004,

b) If the BT or Operator System does not support a propriety extension to IUP, that System shall respond with a Connection Not Admitted message in response to a request for a service not supported.

B.2.2 INTERCONNECT USER PART with ENVELOPED ISUP (OPTIONAL)

1. The BT System and Operator System shall comply with the specification of the SSNo.7 Enveloped ISDN User Part as defined in section 6 of the PNO-ISC Information Document PNO-ISC/INFO/004.

2. The BT System and Operator System shall use the UK numbering scheme, as used across the IUP interface, for the enveloped ISUP interface. (i.e. the national and international prefixes (0 and 00) shall be conveyed)

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B.2.3 EUROPEAN TECHNICAL STANDARDS INSTITUTE -ISDN USER PART (ETSI ISDN-UP or ETSI ISUP) (OPTIONAL)

1. When using ETSI ISUP, within the national MTP, the BT System and Operator System shall comply with the specification of the SSNo.7 ETSI ISDN User Part, with options and modifications to the ITU-T recommendations Q761-764 (inclusive), as specified in PNO-ISC Specification Number Seven issue 1.

2. When using ETSI ISUP, within the international MTP, the BT System and Operator System shall comply with the specification of the ETSI ISUP- Version 2, with the options and modifications to the international ITU recommendations Q761-764.

3. Where the Operator System or BT System does not support a particular ISUP message, parameter or value, the ISUP compatibility procedures shall be invoked. i.e. unless otherwise agreed, the Operator and BT shall use the ISUP compatibility mechanism to ensure that different capabilities in one System do not adversely affect the other System.

4. For international calls the BT System currently supports solely an ISDN 64kbit/s unrestricted bearer service. Other International ISDN bearer requests shall be routed, and charged, as international telephony calls, providing the correct prefix and/or route is selected.

5. International ISDN 64kbit/s calls shall convey an ISDN prefix digit zero over ETSI ISUP routes, unless otherwise agreed.

B.2.4 TELEPHONY USER PART (OPTIONAL)

1. The BT System and Operator System shall comply with the specification of the SSNo.7 Telephony User Part as defined in the ITU-T Recommendations Q.721- Q.724 inclusive.

2. SSNo.7 Telephony User Part is only available for the conveyance of International calls and shall only be supported by connection via the international MTP.

3. The services supported by the TUP are limited to telephony and 64kbit/s unrestricted bearer service. No other features listed in the supplement to this specification shall be supported across the interconnect. (ISDN speech and ISDN 3.1 kHz calls will be treated as telephony calls).

B2.5 ITU-T ISDN USER PART (OPTIONAL)

1. The BT System and Operator System shall comply with the specification of the ITU-T Signalling recommendation Q767.

2. ITU-T Signalling recommendation Q767 is only available for the conveyance of International calls and shall only be supported by connection to the international MTP.

3. The bearer services supported are limited to telephony and 64kbit/s unrestricted, ISDN speech and ISDN 3.1 kHz calls will be treated as telephony calls. The supplementary services shall be supported as defined in the supplement to this specification However the ability of the BT system to transit these services with Authorised Overseas

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Administrations will be limited by the capability of the connection BT has with them. This capability may be restricted by the technical function of the international route being used and / or the regulatory regime applied to the Authorised Overseas Administration.

B3 SIGNALLING CONNECTION CONTROL PART (OPTIONAL)

1. Where the BT System and a UK GSM Mobile Operator System have agreed the support of Non Circuit Related Signalling (NCRS) services to enable Global Systems for Mobile (GSM) telephony users to have GSM Roaming Services when travelling abroad, they shall comply with Connectionless Signalling Protocols of the Signalling Connection Control Part as defined ITU-T recommendations Q711-714 (inclusive).

C. AVAILABILITY

BT System Type	UK National MTP			
	IUP	Enveloped ISUP	ETSI ISDN-UP (V2)	SCCP
ALE	Yes	No	No	No
DLE	Yes	Yes	No	No
DMSU	Yes	Yes	Yes	No
DJSU	Yes	Yes	Yes	No
DLTE	Yes	Yes	Yes	No
ISC	Yes	No	Yes	Yes
	International MTP			
	ITU-T TUP Q721-724	ITU-T ISUP Q767	ETSI ISUP V2	
ISC	Yes	Yes	Yes	

Table 1 – SS No.7 Signalling Parts available at various BT System Types.

1. The Parts of the signalling system shall be used between the Operator System and the BT System until such time as agreed between the Operator and BT, or as otherwise lawfully directed by the Director General, Oftel, or the European Union.

2. BT shall advise the Operator if interconnection of a particular User Part is not available at a specific Point of Connection, for example if due to operational constraints.

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D. INTERWORKING

1. The Operator and BT shall interwork the ETSI ISUP and IUP signalling systems as necessary (e.g. transit calls) in accordance with PNO-ISC specification number 8, where the conveyance of the service or feature defined is compatible on each of the User Parts.

2. The Operator and BT shall interwork "IUP with enveloped ISUP" with the IUP signalling system as defined in Section 6 of PNO-ISC Information Document PNO-ISC/INFO/004.

3. The number of different versions and implementations of the signalling system makes the delivery of end to end services and features complex. BT remains responsible for the conveyance of Signalling Messages within the BT System. BT can have no responsibility or liability for the acts or omissions of any third party telecommunications operator or overseas administration in respect of any signalling message handed over to or received from such third party. BT cannot guarantee that all services and features that transit the BT System will interwork satisfactorily end to end.

4. Additionally international services and features that transit the BT System may be limited by the terms of agreements between BT and an Authorised Overseas Administration, which may be applied to maintain the technical viability of the international interconnect or be a regulatory requirement imposed on the Authorised Overseas Administrations network.

5. BT and the Operator shall co-operate in accordance with Annex A of this Agreement to minimise any service disruption that may arise, for example due to signalling system incompatibilities.

E. SERVICES

1. The Supplement to this specification lists the schedules that can be supported and the services and features available on each of the User Parts listed in sections B. Initially some of the services shown may not be supported on the BT System. BT intends to make these services available as the capability is developed on the BT System

2. The services available may vary from those identified in the supplement depending on whether the BT System or the Operator System is originating, terminating or transiting, a particular service schedule.

3. The Operator and BT shall inform each other of changes to the interface, services or features according to the terms and conditions defined in this Agreement.

4. Subject to items 1 and 2 above, the BT System shall support the list of services and/or features identified in the supplement to this Agreement

5. Subject to items 1 and 2 above, BT may invoke any of the services or features identified for a particular User Part in the supplement to this Specification. Subject to items 1 and 2 above, BT and the Operator shall not invoke services or features not included in the supplement to this Specification, for a particular User Part.

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F. TESTING

1. The Operator and BT shall confirm in writing that their implementation conforms to the relevant specifications and identify any deviations from that specification to be agreed between the parties before BT shall be obliged to convey SSNo.7 signalling messages.

2. BT and the Operator agree to test the SSNo.7 signalling interface in accordance with Annex A of this Agreement.

3. The testing shall be completed to both Parties' satisfaction before BT shall be obliged to convey SSNo.7 signalling messages.

4. Where the Operator or BT enhance the interface by adding a service or feature after interconnection has been provided, the Parties shall inform each other, provide details of the changes and agree any additional testing that may be deemed necessary in accordance with the terms and conditions in this Agreement.

G. GLOSSARY

IAM	Initial Address Message
IFAM	Initial and Final Address Message
ISC	International Switching Centre
ISDN	Integrated Services Digital Network
ISUP	ISDN User Part
IUP	Interconnect User Part
MTP	Message Transfer Part
PNO	Public Network Operator
PNO-ISC	Public Network Operators - Interconnect Standards Committee (Secretary) peter.clarke@cwcom.co.uk
PSTN	Public Switched Telephony Network
SCCP	Signalling Connection Control Part
TUP	Telephony User Part

H. HISTORY

Issue 1.0	January 1994; Issue 1.1 February 1994; Issue 1.2 April 1994
Issue A	August 1994
Issue B	August 1994
Issue C	January 1996
Issue D	January 1998
Issue E	June 1998

BT Interconnect Standards
PP 09A14, Delta Point
35 Wellesley Road
Croydon CR9 2YZ

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APPENDIX 1 - SIGNALLING INTERCONNECT OPTIONS

Option Available on the National MTP

1
Operator System
IUP Signalling Route
IUP Traffic Route
BT System
2
Operator System
IUP with Enveloped ISUP Signalling Route
IUP with Enveloped ISUP Traffic Route
BT System
3
Operator System
ETSI ISUP Signalling Route
ETSI ISUP Traffic Route
BT System
4
Operator System
Shared IUP/ ETSI ISUP Signalling Route
IUP Traffic Route
ETSI ISUP Traffic Route
BT System
5
Operator System
IUP Signalling Route
IUP Traffic Route
ETSI ISUP Signalling Route
ETSI ISUP Traffic Route
BT System
6.
Operator System
SCCP Signalling Route
Plus Either Option 1.3.or 4
BT System

7. Shared SCCP included on a Signalling Route of Options 1,3,or 4

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Options available on the International MTP

1

Operator System
TUP Signalling Route
TUP Traffic Route
BT System

2

Operator System
ETSI ISUP Signalling Route
ETSI ISUP Traffic Route
BT System

3

Operator System
ITU-T Signalling Route
ITU-T Traffic Route
BT System

4

Operator System
Shared TUP/ ETSI or ITU-T ISUP Signalling Route
TUP Traffic Route
ETSI ISUP Traffic Route
BT System

5

Operator System
TUP Signalling Route
TUP Traffic Route
ETSI or ITU-T ISUP Signalling Route
ETSI or ITU-T ISUP Traffic Route
BT System

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--------------------------------------------------------------------------------

           EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELECOMMUNICATIONS
                                     SPEC C

--------------------------------------------------------------------------------

GENERIC
TRANSMISSION
INTERFACE SPECIFICATION

I/C Specification 0100

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GENERIC TRANSMISSION INTERFACE SPECIFICATION

CONTENTS:

1. GENERAL 3

2. RESPONSIBILITIES 3

3. RELEVANT PARAMETERS 4

4. OVERALL TRANSMISSION LOSS 4

4.1 LOUDNESS RATING (LR) 4

5. APPORTIONMENT OF OVERALL LOUDNESS RATING (OLR) 4

5.1 END TO END REQUIREMENTS 4
5.2 GSM/PCN LOUDNESS CONTROL 5
5.3 RLR AND RECEIVE GSM VOLUME CONTROL 5

6. TRANSMISSION TIME 5

6.1 TRANSMISSION DELAYS WITHIN THE FIXED NETWORK - WITHOUT ECHO CONTROL 5
6.2 PREFERRED APPORTIONMENT OF TRANSMISSION DELAY 6
6.3 CALLS THAT INVOLVE AN INTERNATIONAL GATEWAY 6
6.4 MAXIMUM DELAY UNDER ROUTE FAILURE CONDITIONS. 6
6.5 TRANSMISSION DELAYS WITHIN THE FIXED NETWORK - WITH ECHO CONTROL 6
6.6 TRANSMISSION DELAYS INVOLVING DIGITAL MOBILE/WIRELESS ACCESS 7
6.6.1 Transmission Delays Between Digital Mobile/wireless access and the Fixed Network - With echo control 7
6.6.2 Transmission Delays Within Digital Mobile/wireless access Networks - With echo control. 7
6.7 TRANSMISSION DELAYS ON INTERNATIONAL CALLS - WITH ECHO CONTROL 7

7. ECHO LOSS 7

7.1 GSM/PCN ECHO LOSS 8
7.2 ECHO CONTROL - INTERNATIONAL CONFORMANCE 8
7.3 ECHO CONTROL - GSM 8

8. STABILITY LOSS 8

9. QUANTISING DISTORTION 9

9.1 FIXED NETWORK LIMITS 9
9.2 MOBILE NETWORK LIMITS 9

10. CODING STANDARDS 9

11. NOISE 10

12. ATTENUATION DISTORTION 10

13. GROUP DELAY DISTORTION 10

13.1 SIDETONE MASKING RATING - NORMAL TELEPHONY CUSTOMER TO BT PSTN. 10
13.2 SIDETONE MASKING RATING BT PSTN TO GSM/PCN 11

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14. ERROR PERFORMANCE 11

15. NON SPEECH LEVELS 11

16. GSM/PCN HEADSET AND HANDSET SENSITIVITY/FREQUENCY CHARACTERISTICS 11

17. REFERENCES 12

18. HISTORY 13

GENERAL

This Specification sets out the transmission requirements and objectives to be met by BT and the Operator for the interconnection of the BT and Operator Systems. The requirements are based on the relevant International Telecommunications Union (ITU), European Telecommunications Standards Institute (ETSI) and Public Network Operator - Interest Group (PNO-IG) Recommendations.

References to Global Systems Mobile / Personal Communications Networks (GSM/PCN) are based upon ETSI/ GSM recommendation. 3.5 phase 1. This recommendation is currently under review and will be updated to ETSI 300 540 GSM Phase 2.

End to end requirements involve the performance of Customer equipment which is outside BT and the Operators controls.

Customer networks as referred to throughout this document typically consist of at least one item of Customer Premises Equipment (CPE) situated beyond the Network Terminating Point (NTP).

Where this Specification sets out matters that the Parties endeavour to agree, and agreement is not reached, such matters shall be disputes.

RESPONSIBILITIES

The responsibility for overall transmission quality is held by the Party selected by the Customer to carry the Call. If the Call is an indirect access Call then the indirect access Operator is responsible for the end to end quality of the Call.

If the overall transmission quality for a Call cannot be met because either Party is unable to comply with the reasonable requests of the other Party, then neither Party will be obliged to convey the Call.

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RELEVANT PARAMETERS

Overall performance is affected by the following parameters:

Overall loss
Transmission Time (Absolute delay and propagation delay)
Echo and Stability
Quantising distortion
Coding standards
Attenuation distortion
Group delay distortion
Sidetone loss
Crosstalk
Errors
Jitter and Wander

BT and the Operator shall endeavour to achieve the requirements and objectives for overall loss, delay, echo loss, quantising distortion, and coding standards given in sections 4 to 10 inclusive. BT and the Operator shall each plan in accordance with the guidance given for the remaining parameters listed above.

It should be noted that for some parameters the CPE may have a significant effect on the end to end performance.

OVERALL TRANSMISSION LOSS

Loudness Rating (LR)

The limits for overall loss expressed in terms of Loudness Ratings (LR) are defined in ITU-T Recommendation P. 76 (Blue book November 1989).

APPORTIONMENT OF OVERALL LOUDNESS RATING (OLR)

End to End Requirements

BT and the Operator shall endeavour to:

a) Provide connections which fall within the ITU-T G111 recommended OLR range of 8dB to 20dB for all analogue or mixed analogue/digital routings. For all digital routings the mean value for OLR shall be in the range 8dB to 12dB.

b) avoid connections which exceed the ITU-T Recommended limiting OLR value of 29dB

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c) minimise the range of different Transmission levels experienced by any one Customer.

GSM/PCN Loudness Control

Cellular network operators may utilise digital level control in the mobile switched network to control Send Loudness Rating (SLR) and Receive Loudness Rating (RLR). values.

RLR And Receive GSM Volume Control

The use of any Customer controlled receive volume control shall not decrease (i.e. make more sensitive) the RLR, by more than 10 dB for planning purposes.

TRANSMISSION TIME

Transmission Delays Within The Fixed Network - Without echo control

For UK Calls not employing echo control, the NTP - NTP one way delay shall be less than 13 ms for at least 95% (See[1]) of Calls. Assuming that Customer network delays at each end of the Call do not exceed 5 ms, then the total end to end delay shall be less than 23 ms.

For the small proportion of Calls that exceed the 13ms limit, an absolute limit of 25ms excluding Customer networks shall be observed. Previous investigations have identified that customers may find such Calls to be unacceptable since Customer network delays could increase the end to end delay to over 30ms.

[1] The 95% limits in 0, 0, 0, 0, 0 & 0 shall be implemented such that the possibility of individual Customers always encountering unacceptable performance is minimised.

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Preferred Apportionment Of Transmission delay

Local Access
National Transport
Local Access (delivery)
LE
TE
TE
LE
NTP
NTP
3ms
7ms
3ms
5ms
(Note 1)
5ms
(Note 1)
Note 1: Customer Network Allowance
KEY
LE Local Exchange
TE Tandem Exchange
NTP Network Terminating Point

FIGURE 1 Transmission Delays Through the UK Telephone Network

The apportionment principles presented in Figure 1 ensure that BT or Operator Customers experience acceptable levels of transmission delay. Any reapportionment of the segment boundaries (Collection, Transport and Delivery) shall be subject to joint agreement.

Calls that involve an International Gateway

For International Calls the one way delay from the NTP to the International Switching Centre (ISC) shall be no greater than 7 ms for 95% of Calls, with an absolute limit of 12 ms.

Maximum delay under route failure conditions.

In situations where Calls have to be re-routed around failed sections of the BT or Operator Network, it is acceptable for the proportion of Calls meeting recommended delay limits to fall below 95%, however the absolute limits given above shall not be exceeded.

Transmission Delays Within The Fixed Network - With echo control

Where echo control is provided over the fixed network, the one-way delay limit for at least 95% of national Calls shall be less than 125 ms. No Calls shall exceed the absolute one-way delay limit of 150 ms.

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Transmission Delays Involving Digital Mobile/Wireless Access

Transmission Delays Between Digital Mobile/wireless access and the Fixed Network - With echo control

The one way delay limit for at least 95% of Calls between mobiles on digital networks or wireless access networks and the fixed network shall be less than 125 ms. No Calls shall exceed the absolute one-way delay limit of 150 ms.

Transmission Delays Within Digital Mobile/wireless access Networks - With echo control.

The one way delay limit for at least 95% of Calls between mobiles on digital networks or wireless access networks within the UK shall be less than 215 ms. No connection shall exceed 230 ms one way delay.

Transmission Delays On International Calls - With echo control.

The maximum one way delay for an International Call using echo control will depend upon the nature of the destination network e.g. fixed, digital mobile or wireless access and the transmission media e.g. satellite or cable.

International Calls using echo control should not exceed 400 ms, it is however recognised that under cable circuit failure/congestion conditions, satellite backup circuits may not meet this requirement.

ECHO LOSS

BT and the Operators shall seek to meet the design objective for echo loss (as defined in ITU-T Recommendation G122) presented at the Switch Connection with equal relative levels for both directions of transmission of 20dB, with no connections being less than 15dB for practical implementation.

CPE connected via a 2-wire interface can have significant effect on echo losses. For planning purposes BT and the Operator shall assume that CPE will present an impedance of 600 ohms or the network shown in fig 5 of BS6305 at the 2 wire NTP.

CPE and Customer networks are likely to determine the largest part of echo losses in the case of 4-wire connection to the BT and the Operator Systems. For planning purposes BT and the Operator shall assume that the CPE meets the 20dB echo loss objectives given in the Oftel Network Code of Practice (for the Design of Private Telecommunications Networks) - NCOP.

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GSM/PCN Echo Loss

The echo loss under operational conditions for a GSM/PCN based system shall be at least 46 dB referred to the Switch Connection with any Customer volume control set to its maximum output (i.e. loudest) position. ETSI/GSM 03.50/1 Section 3.4.1 provides further information related to echo loss. ITU-T Recommendation G165 provides guidance for the performance of echo control devices when switched into a connection. ITU-T Recommendations G151 and G473 refer.

Echo Control - International Conformance

Echo control devices for international connections to and from BT shall conform to ITU-T. Rec.G.165 on echo cancellers.

Echo Control - GSM

The GSM/PCN system shall provide echo protection as stated in ETSI/GSM 03.50/1 Section 3.4.2.

STABILITY LOSS

For International Calls and National Calls stability loss considerations shall be satisfied by the following requirement.

The loss presented at the Switch Connection with equal relative levels for both directions of transmission shall not be less than 6dB at any frequency up to 4kHz. Account shall be taken of all conditions presented at the Switch Connection under normal operating conditions and any customer volume controls should be at maximum output.

CPE connected via a 2-wire interface may have a significant effect on stability loss. For planning purposes BT and the Operator shall assume the CPE may present either open circuit or short circuit conditions at a 2-wire NTP.

CPE and Customer networks are likely to largely determine the stability losses in the case of 4-wire connection to the BT and the Operator Systems. For planning purposes BT and the Operator shall assume that the CPE meets the 6dB stability loss requirement given in the NCOP.

It is recognised by the Parties that stability losses of less than 6 dB could cause oscillation.

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QUANTISING DISTORTION

Fixed Network Limits

In order to meet international and UK requirements the following limits for quantising distortion units (qdu) shall be met:

A1) Max end to end International		14 qdu
B1) Public network collection	(access network)	5 qdu
C1) National transport/Trunk Network		0 qdu
D1) Public network delivery (access network)		5 qdu

Mobile Network limits

D2) Max end to end International	18 qdu
A2) Collection (access network)	7 qdu
B2) National transport/Trunk Network	0 qdu
C2) Delivery (access network)	7 qdu

For planning purposes BT and the Operator shall assume that Customer networks do not introduce more that 2 qdu..

CODING STANDARDS

At a digital interface it is a requirement that analogue information shall be encoded using the 8bit, A-law characteristic in accordance with ITU-T Recommendation G711 such that a 64kbit/s time slot at the Switch Connection can be decoded using a 8 bit, A-law decoder.

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NOISE

The limits for single tone or narrow band noise shall be more stringent than the limits for wideband noise to avoid Customer annoyance. As a general rule, the power in any individual tone should be 10dB less than the psophemetric noise power in the circuit (ITU-T Recommendation P11).

The following ITU-T recommendations shall be complied with to give appropriate limits.

Digital Exchanges - Recommendations Q.551 and Q.554
PCM line systems - Recommendation G.712
GSM/PCN systems - ETSI/GSM 3.50/1 section 3.2

The limits in Recommendation G.123 are of particular importance as they control the level of noise on International Calls.

ATTENUATION DISTORTION

In order to adequately control attenuation distortion each component of the connection shall have a suitable distortion limit. The following ITU-T Recommendations apply.

Digital Exchanges - Recommendations Q.551 and Q.554
Digital Line Systems - Recommendation G.712

GROUP DELAY DISTORTION

The following ITU-T Recommendations give suitable limits for the group delay distortion introduced by line transmission systems and coding processes in digital exchanges:

Digital Exchanges - Recommendations Q.551 and Q.554
Digital Line Systems - Recommendation G.712

Sidetone Masking Rating - Normal Telephony Customer to BT PSTN.

The Sidetone Masking Rating (STMR) for telephony CPE connected to a BT Network Terminating Point shall nominally be taken as 7 dB for planning purposes.

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Sidetone Masking Rating BT PSTN to GSM/PCN

The Sidetone Masking Rating (STMR) for telephony CPE allowing users to gain access through the GSM system shall be nominally taken as outlined in ETSI/GSM 03.50/1 for STMR and LSTR.

ERROR PERFORMANCE

Error performance of digital networks is of key importance as it determines the end to end performance of both end to end digital services and analogue services supported by the BT and Operator Systems.
The allocation principles of Recommendation G. 821 shall be used when determining the error for individual transmission systems.

NON SPEECH LEVELS

The use of any non-speech signals within an established Call, or during the phase of Call set-up or clear down, for such purposes as signalling (e.g. DTMF) shall comply with the principles set in Section 4 of BS6305 : 1992, that have been based upon a 0 dBr interface.
Interfaces that are not taken as a 0 dBr point shall be planned as if they were a 0 dBr for purposes of realising interconnection between the BT System and a PCN/ GSM System.

GSM/PCN HEADSET AND HANDSET SENSITIVITY/FREQUENCY CHARACTERISTICS

The GSM/PCN system shall provide a performance in accordance with Section 3.8 of ETSI/GSM Recommendation 03.50/1.

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REFERENCES

ITU-T recommendations

G.111 Loudness Ratings in an International Connection
G.122 Influence Of National Systems On Stability, Talker Echo and Listener Echo In International Connections
G.123 Circuit Noise In National Circuits
G.151 General performance objectives applicable to all modern International and National extension circuits.
G165 Echo cancellers
G473 Interconnect of a Maritime Mobile satellite system with the International automatic switched telephone service: Transmission aspects
G.711 Pulse code modulation (PCM) of voice frequencies.
G.712 Performance characteristics of PCM channels between 4-wire interfaces at voice frequencies.
G.821 Error performance of an International digital connection forming part of an integrated services digital network.
P.11 Effect Of Transmission Impairments
P.16 Subjective effects of direct crosstalk; Thresholds of audibility and intelligibility
P.76 Determination of Loudness rating; Fundamental principles
Q.551 Transmission characteristics of digital exchanges.
Q.554 Transmission characteristics at digital interfaces of a digital Exchange.

BS Specifications

BS 6305

NCOP - OFTEL Network Code Of Practice for the design of Private Telecommunications Networks

ETSI Specifications

ETSI/GSM Recommendation 03.50

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HISTORY

Issue 1.0	**January 1994**
Issue 1.1	**February 1994**
Issue 2 Draft	**1 June 1994**
Issue 2	**July 1994**
Issue 2.1	**7 July 1994**
Issue A	**August 1994**
Issue B	**August 1994**
Issue C	**January 1996**
Issue D	**June 1998**

END OF SPECIFICATION

BT Interconnect Standards
PP 09A14, Delta Point
35 Wellesley Road
Croydon
CR9 2YZ

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--------------------------------------------------------------------------------

           EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELECOMMUNICATIONS
                                     SPEC D

--------------------------------------------------------------------------------

GENERIC
SYNCHRONOUS DIGITAL HIERARCHY
INTERFACE SPECIFICATION

I/C SPECIFICATION 0120

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GENERIC SYNCHRONOUS DIGITAL HIERARCHY INTERFACE

1. INTERCONNECT REQUIREMENTS

The Synchronous Digital Hierarchy interface between the BT and Operator Systems shall be as defined in the appropriate "Technical Recommendations" agreed in the Public Network Operator - Committee for SDH Interconnect PNO-CSI (The PNO-CSI is a sub committee of the NICC - PNO-IG Network Interoperability Consultative Committee, Public Network Operators Group) relating to STM-1 and STM-4.

The Operator shall provide a suitable compliance statement against the above Technical Recommendation. This compliance statement shall be discussed by BT and the Operator and when agreed shall confirm that the SDH system is suitable for interconnection of the BT and Operator Systems.

2. FUNCTIONAL CHARACTERISTICS OF THE 2 Mbit/s INTERFACE

The functional characteristics of the 2 Mbit/s interface shall be as specified in the BT Generic Electrical and Physical Interface Specification.

3. REQUIREMENTS FOR COMPLIANCE STATEMENT

SPECIFICATION	DESCRIPTION
SDH interconnect between UK Licensed Operators - Technical Recommendation, Issue 5.	Defines interworking requirements at the Point of Connection for all SDH network layers
Electrical and Physical Specification	Section 5 functional characteristics of the 2Mbit/s interface.

Copies of the PNO-IG SDH appropriate Technical Recommendations are available from NICC to members.

4. HISTORY

Issue D draft 1 - October 1995
Issue D draft 2 - November 9th 1995
Issue D draft 3 - December 8th 1995
Issue D draft 4 - November 1st 1996
Issue E - February 1997
Issue F - June 1998
Issue G - September 1999

BT Interoperability and Technical Regulatory Services
PP 2D27, Angel Centre
403 St John Street
London EC1V 4PL

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--------------------------------------------------------------------------------
          EXHIBIT 10.24 -- AGREEMENT WITH BRITISH TELELCOMMUNICATIONS
                               CARRIER PRICE LIST
--------------------------------------------------------------------------------

                COUNTRY
                 NAME                         WAVECREST DIRECT(02/03/04)
                                                    COST(010504)

                                           STD            ECN            WND

AFGHANISTAN                               51.91          51.65          51.31
AFGHANISTAN MOBILE                        51.91          51.65          51.31
ALBANIA                                   11.57          10.98          10.8
ALBANIA MOBILE                            11.57          10.98          10.8
ALGERIA                                    9.39           8.81           8.63
ALGERIA ALGIERS                            9.39           8.81           8.63
ALGERIA MOBILE                            16.58          15.99          15.82
ANDORRA                                    6.69           6.69           6.69
ANDORRA MOBILE                            20.18          20.18          20.18
ANGOLA                                    12.01          11.77          11.43
ANGOLA MOBILE                             16.36          16.12          15.78
ANGUILLA                                  15.3           14.38          14.13
ANTIGUA & BARBUDA                         10.22          10.22          10.22
ANTIGUA & BARBUDA AUDIOTEXT                  NA             NA             NA
ANTIGUA & BARBUDA MOBILE                  15.3           14.38          14.13
ARGENTINA                                  2.12           2.12           2.12
ARGENTINA BUENOS AIRES                     2.12           2.12           2.12
ARGENTINA MOBILE                          13.92          13.92          13.92
ARMENIA                                    9.94           9.29           9.07
ARMENIA MOBILE                            16.9           16.24          16.03
ARMENIA YEREVAN                            9.94           9.29           9.07
ARUBA                                     13.34          12.66          12.44
ASCENSION ISL                             31.38          31.38          31.38
AUSTRALIA                                  1.17           1.17           1.17
AUSTRALIA CANBERRA                         5.92           5.92           5.92
AUSTRALIA MELBOURNE                        5.92           5.92           5.92
AUSTRALIA MOBILE                          11.74          11.74          11.74
AUSTRALIA SYDNEY                           5.92           5.92           5.92
AUSTRIA                                    1.27           1.27           1.27
AUSTRIA BADGASTEIN                         8.32           8.32           8.32
AUSTRIA MOBILE                            14.84          14.84          14.84
AUSTRIA MOBILE CONNECT                    14.84          14.84          14.84
AUSTRIA MOBILE MAX MOBIL                  14.84          14.84          14.84
AUSTRIA MOBILE MOBILKOM                    9.27           9.27           9.27
AUSTRIA MOBILE TELE RING                  15.58          15.58          15.58
AUSTRIA SALZBURG                           8.32           8.32           8.32
AUSTRIA VIENA                              8.32           8.32           8.32
AZERBAIJAN                                 8.72           8.72           8.72
AZERBAIJAN MOBILE                         15.92          15.92          15.92
BAHAMAS                                   21.25          21.25          21.25
BAHAMAS MOBILE                            25.18          21.23          20.18
BAHRAIN                                    8.52           8.52           8.52
BAHRAIN MOBILE                            11.68          11.15          10.97
BANGLADESH                                 7.22           7.22           7.22
BANGLADESH CHITTAGONG                      8.92           8.92           8.92
BANGLADESH DHAKA                           7.22           7.22           7.22
BANGLADESH MOBILE                          7.22           7.22           7.22
BANGLADESH SYLHET                          8.92           8.92           8.92
BARBADOS                                  13.3           13.3           13.3
BARBADOS MOBILE                           13.99          13.28          13.08
BELARUS                                   15.26          15.26          15.26
BELARUS MINSK                             15.26          15.26          15.26
BELARUS MOBILE                            20.93          20.93          20.93
BELGIUM                                    1.15           1.15           1.15
BELGIUM ANTWERP                            1.15           1.15           1.15
BELGIUM BRUSSELS                           1.15           1.15           1.15
BELGIUM LIEGE                              1.15           1.15           1.15
BELGIUM MOBILE                            15.12          15.12          15.12

                COUNTRY
                 NAME                           WAVECREST DIRECT(02/03/04)
                                                        COST(010504)

                                           STD             ECN             WND

BELGIUM MOBILE BELGACOM                   10.4            10.4            10.4
BELGIUM MOBILE KPN ORANGE                 15.12           15.12           15.12
BELGIUM MOBILE MOBISTAR                   13.12           13.12           13.12
BELIZE                                    38.31           38.31           38.31
BELIZE MOBILE                             38.95           38.29           38.07
BENIN                                     19.14           18.36           17.91
BENIN MOBILE                              19.14           18.36           17.91
BERMUDA                                    3.85            3.85            3.85
BHUTAN                                    13.75           13.48           13.17
BOLIVIA                                   14.83           14.83           14.83
BOLIVIA LA PAZ                            14.83           14.83           14.83
BOLIVIA MOBILE                            14.83           14.83           14.83
BOSNIA                                    10.61           10.02            9.85
BOSNIA MOBILE                             16.15           15.56           15.38
BOTSWANA                                   5.48            5.48            5.48
BOTSWANA MOBILE                           13.64           13.64           13.64
BRAZIL                                     3.95            3.95            3.95
BRAZIL BRASILIA                            3.95            3.95            3.95
BRAZIL MOBILE                             10.97           10.97           10.97
BRAZIL RIO DE JANEIRO                      3.95            3.95            3.95
BRAZIL SAO PAULO                           3.95            3.95            3.95
BRUNEI                                     2.82            2.82            2.82
BRUNEI MOBILE                              2.82            2.82            2.82
BULGARIA                                   4.33            4.33            4.33
BULGARIA MOBILE                           13.93           13.93           13.93
BULGARIA SOFIA                             9.24            8.65            8.47
BURKINA FASO                              20.51           20.27           19.94
BURKINA FASO MOBILE                       20.51           20.27           19.94
BURUNDI                                   12.44           12.21           11.87
BURUNDI MOBILE                            12.44           12.21           11.87
CAMBODIA                                  43.65           43.41           43.07
CAMBODIA MOBILE                           43.65           43.41           43.07
CAMBODIA PHNOM PENH                       43.65           43.41           43.07
CAMEROON                                  20.73           19.95           19.5
CAMEROON DUALA                            20.73           19.95           19.5
CAMEROON MOBILE                           18.23           17.45           17
CANADA                                     1.13            1.13            1.13
CANADA MONTREAL                            1.13            1.13            1.13
CANADA TORONTO                             1.13            1.13            1.13
CAPE VERDE                                29.18           28.94           28.6
CAPE VERDE MOBILE                         29.18           28.94           28.6

                COUNTRY
                 NAME                          WAVECREST DIRECT(02/03/04)
                                                      COST(010504)

                                         STD              ECN              WND

CAYMAN ISL                              12.53            12.53            12.53
CENTRAL AFRICAN REP                     13.11            12.87            12.53
CHAD                                    59.33            56.68            52.57
CHILE                                    1.73             1.73             1.73
CHILE MOBILE                            11.22            11.22            11.22
CHILE SANTIAGO                           1.73             1.73             1.73
CHINA                                    1.22             1.22             1.22
CHINA BEIJING                            1.22             1.22             1.22
CHINA FUZHOU                             1.22             1.22             1.22
CHINA GUANGZHOU                          1.22             1.22             1.22
CHINA MOBILE                             1.22             1.22             1.22
CHINA SHANGHAI                           1.22             1.22             1.22
CHRISTMAS ISL                            5.92             5.92             5.92
COCOS ISL                                5.92             5.92             5.92
COLOMBIA                                 9.53             9.53             9.53
COLOMBIA BOGOTA                          9.53             9.53             9.53
COLOMBIA CALI                            9.53             9.53             9.53
COLOMBIA MOBILE                         11.55            11.55            11.55
COMOROS                                 64.17            54.05            48.39
CONGO                                   35.65            34.05            31.58
CONGO MOBILE                            35.65            34.05            31.58
COOK ISL                                44.18            43.94            43.61
COOK ISL AUDIOTEXT                         NA               NA               NA
COSTA RICA                               4.1              4.1              4.1
COSTA RICA MOBILE                       11.01            11.01            11.01
CROATIA                                  2.97             2.97             2.97
CROATIA MOBILE                          12.82            12.82            12.82
CUBA                                    65.16            64.48            64.26
CUBA MOBILE                             65.16            64.48            64.26
CYPRUS                                   3.17             3.17             3.17
CYPRUS MOBILE                            5.22             5.22             5.22
CZECH REP                                1.63             1.63             1.63
CZECH REP MOBILE                         8.85             8.85             8.85
CZECH REP PRAGUE                         1.63             1.63             1.63
DENMARK                                  1.15             1.15             1.15
DENMARK COPENHAGEN                       1.15             1.15             1.15
DENMARK MOBILE                          11.38            11.38            11.38
DIEGO GARCIA                           125.22           125.22           125.22
DIEGO GARCIA AUDIOTEXT                     NA               NA               NA
DJIBOUTI                                38.71            36.97            34.29
DJIBOUTI MOBILE                         38.71            36.97            34.29
DOMINICA                                13.75            13.75            13.75
DOMINICA MOBILE                         23.14            23.14            23.14
DOMINICAN REP MOBILE                    15.52            15.52            15.52
DOMINICAN REP                           15.52            15.52            15.52
EAST TIMOR                             124.5            124.23           123.92
ECUADOR                                 20.22            20.22            20.22
ECUADOR MOBILE                          20.22            20.22            20.22
ECUADOR QUITO                           20.22            20.22            20.22
EGYPT                                    9.16             9.16             9.16
EGYPT CAIRO                              9.16             9.16             9.16
EGYPT MOBILE                             9.16             9.16             9.16

                COUNTRY
                 NAME                          WAVECREST DIRECT(02/03/04)
                                                     COST(010504)

                                            STD           ECN           WND

EL SALVADOR                                17.72         17.72         17.72
EL SALVADOR MOBILE                         17.72         17.72         17.72
EMSAT                                     155.53        155.13        155
EQUATORIAL GUINEA                          25.67         25.43         25.09
ERITREA                                    22.49         21.72         21.27
ESTONIA                                     1.72          1.72          1.72
ESTONIA MOBILE                             15.72         15.72         15.72
ETHIOPIA                                   35.8          35.03         34.58
ETHIOPIA ADDIS ABABA                       35.8          35.03         34.58
ETHIOPIA MOBILE                            35.8          35.03         34.58
FALKLAND ISL                               30.22         30.22         30.22
FAROE ISL                                  11.95         11.14         10.6
FIJI                                       33.56         33.32         32.99
FIJI AUDIOTEXT                                NA            NA            NA
FIJI MOBILE                                33.56         33.32         32.99
FINLAND                                     1.79          1.79          1.79
FINLAND HELSINKI                            1.79          1.79          1.79
FINLAND MOBILE                             11.97         11.97         11.97
FRANCE                                      1.03          1.03          1.03
FRANCE BOUYGUES MOBILE                     13.38         13.38         13.38
FRANCE MOBILE                              13.38         13.38         13.38
FRANCE ORANGE MOBILE                       11.1          11.1          11.1
FRANCE PARIS                                1.03          1.03          1.03
FRANCE SFR MOBILE                          10.89         10.89         10.89
FRENCH GUIANA                              10.22         10.22         10.22
FRENCH GUIANA MOBILE                       30.4          30.4          30.4
FRENCH POLYNESIA                           97.52         93.17         86.41
GABON                                      22.65         21.87         21.42
GABON MOBILE                               22.65         21.87         21.42
GAMBIA                                      9.22          9.22          9.22
GAMBIA MOBILE                              10.09         10.09         10.09
GEORGIA                                     7.81          7.15          6.93
GEORGIA MOBILE                             15.27         14.61         14.39
GEORGIA TBILISI                             7.81          7.15          6.93
GERMANY                                     1.07          1.07          1.07
GERMANY BERLIN                              1.07          1.07          1.07
GERMANY DUSSELDORF                          1.07          1.07          1.07
GERMANY FRANKFURT                           1.07          1.07          1.07
GERMANY HAMBURG                             1.07          1.07          1.07
GERMANY MOBILE                             14.08         14.08         14.08
GERMANY MOBILE D1 NETZ MOBILFUNK           14.08         14.08         14.08
GERMANY MOBILE D2 NETZ MOBILFUNK           14.08         14.08         14.08
GERMANY MOBILE E PLUS MOBILFUNK            13.04         13.04         13.04
GERMANY MOBILE E2 NETZ MOBILFUNK           14.08         14.08         14.08
GERMANY MUNICH                              1.07          1.07          1.07
GERMANY STUTTGART                           1.07          1.07          1.07
GHANA                                       5.22          5.22          5.22
GHANA ACCRA                                 5.22          5.22          5.22
GHANA MOBILE                                7.22          7.22          7.22
GIBRALTAR                                   2.54          2.54          2.54
GIBRALTAR MOBILE                           15.22         15.22         15.22
GREECE                                      1.79          1.79          1.79

                COUNTRY
                 NAME                          WAVECREST DIRECT(02/03/04)
                                                     COST(010504)

                                             STD          ECN            WND

GREECE ATHENS                                8.67          8.67          8.67
GREECE MOBILE                               15.47         15.47         15.47
GREENLAND                                   39.44         39.2          38.86
GREENLAND MOBILE                            39.44         39.2          38.86
GRENADA                                      7.8           7.8           7.8
GUADELOUPE                                  11.62         11.62         11.62
GUADELOUPE MOBILE                           24.87         24.87         24.87
GUAM                                        35.96         35.72         35.38
GUANTANAMO                                     NA            NA            NA
GUATEMALA                                   15.31         15.31         15.31
GUATEMALA MOBILE                            15.31         15.31         15.31
GUINEA                                      41.76         39.89         37
GUINEA BISSAU                               67            66.76         66.42
GUINEA MOBILE                               41.76         39.89         37
GUYANA                                      17.16         17.16         17.16
GUYANA MOBILE                               17.16         17.16         17.16
HAITI                                       59.29         47.55         43.73
HAITI MOBILE                                59.29         47.55         43.73
HAITI PORT-AU-PRINCE                        59.29         47.55         43.73
HAITI SPECIAL SERVICES                      59.29         47.55         43.73
HONDURAS                                    20.54         19.76         19.31
HONDURAS MOBILE                             20.54         19.76         19.31
HONG KONG                                    1.37          1.37          1.37
HONG KONG MOBILE                             1.37          1.37          1.37
HUNGARY                                      2.57          2.57          2.57
HUNGARY BUDAPEST                             2.57          2.57          2.57
HUNGARY MOBILE                              13.01         13.01         13.01
ICELAND                                      2.74          2.74          2.74
ICELAND MOBILE                              12.69         12.69         12.69
INDIA                                        7.5           7.5           7.5
INDIA AHMEDABAD                              7.5           7.5           7.5
INDIA BANGALOR                               7.5           7.5           7.5
INDIA BOMBAY                                 7.5           7.5           7.5
INDIA CALCUTTA                               7.5           7.5           7.5
INDIA HYDRABAD                               7.5           7.5           7.5
INDIA MADRAS                                 7.5           7.5           7.5
INDIA MOBILE                                 9.13          9.13          9.13
INDIA NEW DELHI                              7.72          7.72          7.72
INDONESIA                                    8.86          8.86          8.86
INDONESIA JAKARTA                            8.86          8.86          8.86
INDONESIA MOBILE                            15.72         15.72         15.72
INMARSAT - B-SAT HSD DUPLEX - AOR          561           561           561
INMARSAT - B-SAT HSD DUPLEX - IOR          561           561           561
INMARSAT - B-SAT HSD DUPLEX - POR          636           636           636
INMARSAT - B-SAT HSD DUPLEX - SNAC         564           564           564
INMARSAT - M4 HSD PSTN/ISDN - AOR          561           561           561
INMARSAT - M4 HSD PSTN/ISDN - IOR          561           561           561
INMARSAT - M4 HSD PSTN/ISDN - POR          636           636           636
INMARSAT - M4 HSD PSTN/ISDN - SNAC         564           564           564
INMARSAT - M4 VOICE - AOR                  106           106           106
INMARSAT - M4 VOICE - IOR                   95            95            95
INMARSAT - M4 VOICE - POR                  106           106           106

                COUNTRY
                 NAME                        WAVECREST DIRECT(02/03/04)
                                                   COST(010504)

                                         STD            ECN            WND

INMARSAT - M4 VOICE - SNAC               145            145            145
INMARSAT - MOBIQ - SNAC                  145            145            145
INMARSAT-ATLANTIC EAST-A                 234            234            234
INMARSAT-ATLANTIC EAST-B                 120            120            120
INMARSAT-ATLANTIC EAST-M                 138            138            138
INMARSAT-ATLANTIC EAST-MINI              106            106            106
INMARSAT-ATLANTIC WEST-A                 234            234            234
INMARSAT-ATLANTIC WEST-B                 120            120            120
INMARSAT-ATLANTIC WEST-M                 138            138            138
INMARSAT-ATLANTIC WEST-MINI              106            106            106
INMARSAT-INDIAN-A                        234            234            234
INMARSAT-INDIAN-B                        128            128            128
INMARSAT-INDIAN-M                         98             98             98
INMARSAT-INDIAN-MINI                      95             95             95
INMARSAT-PACIFIC-A                       234            234            234
INMARSAT-PACIFIC-B                       119            119            119
INMARSAT-PACIFIC-M                        98             98             98
INMARSAT-PACIFIC-MINI                    106            106            106
IRAN                                       6.22           6.22           6.22
IRAN MOBILE                                6.22           6.22           6.22
IRAN TEHRAN                                6.22           6.22           6.22
IRAQ                                      38.29          37.51          37.06
IRELAND                                    0.87           0.87           0.87
IRELAND DUBLIN                             0.87           0.87           0.87
IRELAND MOBILE                            17.47          17.47          17.47
ISRAEL                                     1.18           1.18           1.18
ISRAEL MOBILE                              5.56           5.56           5.56
ISRAEL TEL AVIV                           11.14          11.14          11.14
ITALY                                      1.21           1.21           1.21
ITALY MILANO                               1.21           1.21           1.21
ITALY MOBILE                              13.73          13.73          13.73
ITALY MOBILE OMNITEL                      13.73          13.73          13.73
ITALY MOBILE TELECOM ITALIA               13.73          13.73          13.73
ITALY MOBILE WIND                         13.73          13.73          13.73
ITALY ROME                                 1.21           1.21           1.21
IVORY COAST                               13.87          13.1           12.65
IVORY COAST ABIDJAN                       13.87          13.1           12.65
IVORY COAST MOBILE                        18.26          17.48          17.04
JAMAICA                                    5.18           5.18           5.18
JAMAICA MOBILE                            10.46          10.46          10.46
JAPAN                                      1.22           1.22           1.22
JAPAN MOBILE                               9.72           9.72           9.72
JAPAN OSAKA                                1.22           1.22           1.22
JAPAN TOKYO                                1.22           1.22           1.22
JORDAN                                    10.12          10.12          10.12
JORDAN AMMAN                              10.12          10.12          10.12
JORDAN MOBILE                             14.72          14.72          14.72
KAZAKHSTAN                                 7.72           7.72           7.72
KAZAKHSTAN MOBILE                         17.7           17.7           17.7
KENYA                                     10.22          10.22          10.22
KENYA MOBILE                              14.72          14.72          14.72
KENYA MOMBASA                             22.65          21.87          21.42

                COUNTRY
                 NAME                          WAVECREST DIRECT(02/03/04)
                                                     COST(010504) STD ECN WND

KENYA NAIROBI                            22.65           21.87           21.42
KIRGHISTAN                               10.93           10.68           10.46
KIRGHISTAN MOBILE                        17.89           17.64           17.42
KIRIBATI                                 62.07           61.83           61.5
KIRIBATI AUDIOTEXT                          NA              NA              NA
KIRIBATI MOBILE                          62.07           61.83           61.5
KOREA (SOUTH) MOBILE                      3.71            3.71            3.71
KOREA NORTH                              66.02           65.78           65.44
KOREA SOUTH                               1.42            1.42            1.42
KOREA SOUTH SEOUL                         1.42            1.42            1.42
KUWAIT                                   20.33           20.33           20.33
KUWAIT MOBILE                            20.33           20.33           20.33
LAOS                                     60.02           60.02           60.02
LAOS MOBILE                              60.02           60.02           60.02
LATVIA                                    6.01            6.01            6.01
LATVIA MOBILE                            14.78           14.78           14.78
LEBANON                                  13.62           13.03           12.71
LEBANON BEIRUT                           13.62           13.03           12.71
LEBANON MOBILE                           18.99           18.4            18.08
LESOTHO                                  16.04           15.26           14.82
LESOTHO MOBILE                           16.04           15.26           14.82
LIBERIA                                  16.35           15.57           15.13
LIBERIA MOBILE                           16.35           15.57           15.13
LIBYA                                    11.06           10.2             9.95
LIBYA MOBILE                             19.89           19.03           18.77
LIECHTENSTEIN                             5.19            4.73            4.44
LIECHTENSTEIN MOBILE                     19.22           18.76           18.48
LITHUANIA                                 7.68            7.43            7.22
LITHUANIA MOBILE                         10.72           10.47           10.25
LUXEMBOURG                                1.47            1.47            1.47
LUXEMBOURG MOBILE                        13.55           13.55           13.55
MACAO                                    12.63           12.63           12.63
MACAU MOBILE                             12.63           12.63           12.63
MACEDONIA                                12.23           11.64           11.47
MACEDONIA MOBILE                         17.45           16.86           16.69
MADAGASCAR                               16.36           16.12           15.78
MADAGASCAR MOBILE                        18.1            17.86           17.52
MALAWI                                   11.81           11.04           10.59
MALAWI MOBILE                            11.81           11.04           10.59
MALAYSIA                                  1.47            1.47            1.47
MALAYSIA KUALA LUMPUR                     1.47            1.47            1.47
MALAYSIA MOBILE                          11.22           11.22           11.22
MALDIVES                                 11.45           11.45           11.45
MALDIVES MOBILE                          11.45           11.45           11.45
MALI                                     29.53           29.29           28.95
MALI MOBILE                              29.53           29.29           28.95
MALTA                                     6.01            6.01            6.01
MALTA MOBILE                             22.72           22.72           22.72
MARSHALL ISL                             70.84           70.6            70.27
MARTINIQUE                               11.62           11.62           11.62
MARTINIQUE MOBILE                        24.87           24.87           24.87
MAURITANIA                               18.34           18.1            17.76

                COUNTRY
                 NAME                          WAVECREST DIRECT(02/03/04)
                                                     COST(010504) STD ECN WND

MAURITIUS                                 15.97          15.19          14.75
MAURITIUS MOBILE                          15.97          15.19          14.75
MAYOTTE                                   13.94          13.16          12.71
MEXICO                                     9.95           9.95           9.95
MEXICO CITY                                9.95           9.95           9.95
MEXICO MOBILE                              9.95           9.95           9.95
MICRONESIA                                40.44          40.21          39.87
MOLDOVA                                   11.54          10.88          10.67
MOLDOVA AUDIOTEXT                            NA             NA             NA
MOLDOVA MOBILE                            11.54          10.88          10.67
MONACO                                     2.05           2.05           2.05
MONACO MOBILE                             13.95          13.95          13.95
MONGOLIA                                  19.75          19.75          19.75
MONTSERRAT                                15.24          15.24          15.24
MONTSERRAT MOBILE                         15.24          15.24          15.24
MOROCCO                                   13.81          13.81          13.81
MOROCCO CASABLANCA                        13.81          13.81          13.81
MOROCCO MOBILE                            18.54          17.95          17.77
MOROCCO RABAT                             14.38          13.79          13.61
MOZAMBIQUE                                19.09          18.85          18.51
MOZAMBIQUE MAPUTO                         19.09          18.85          18.51
MOZAMBIQUE MOBILE                         19.09          18.85          18.51
MYANMAR                                   62.78          62.54          62.2
MYANMAR MOBILE                            62.78          62.54          62.2
NAMIBIA                                   13.8           13.02          12.57
NAMIBIA MOBILE                            19.02          18.24          17.79
NAURU                                     60.32          60.08          59.74
NAURU AUDIOTEXT                              NA             NA             NA
NEPAL                                     27.72          27.72          27.72
NEPAL KATHMANDU                           27.72          27.72          27.72
NEPAL MOBILE                              27.72          27.72          27.72
NETHERLANDS                                0.92           0.92           0.92
NETHERLANDS AMSTERDAM                      0.92           0.92           0.92
NETHERLANDS ANTILLES                      13.91          13.25          13.04
NETHERLANDS ANTILLES MOBILE               13.91          13.25          13.04
NETHERLANDS MOBILE                        12.72          12.72          12.72
NETHERLANDS MOBILE KPN                    12.72          12.72          12.72
NETHERLANDS MOBILE LIBERTEL               12.72          12.72          12.72
NETHERLANDS ROTTERDAM                      0.92           0.92           0.92
NETHERLANDS THE HAGUE                      0.92           0.92           0.92
NETHERLANDS UTRECHT                        0.92           0.92           0.92
NEW CALEDONIA                             24.18          23.94          23.61
NEW CALEDONIA MOBILE                      24.18          23.94          23.61
NEW ZEALAND                                1.32           1.32           1.32
NEW ZEALAND AUCKLAND                       1.32           1.32           1.32
NEW ZEALAND MOBILE                        15.98          15.98          15.98
NEW ZEALAND WELLINGTON                     5.92           5.92           5.92
NICARAGUA                                 17.77          17.77          17.77
NICARAGUA MOBILE                          24.44          24.44          24.44
NIGER                                     34.18          33.94          33.61
NIGER MOBILE                              34.18          33.94          33.61
NIGERIA                                    6.55           6.55           6.55

                COUNTRY
                 NAME                           WAVECREST DIRECT(02/03/04)
                                                      COST(010504) STD ECN WND

NIGERIA LAGOS                               6.55           6.55           6.55
NIGERIA MOBILE                             17.75          17.47          17.03
NIUE ISL                                   46.28          46.04          45.71
NIUE ISL AUDIOTEXT                            NA             NA             NA
NORFOLK ISL                                48.04          47.8           47.46
NORFOLK ISL AUDIOTEXT                         NA             NA             NA
NORWAY                                      1.72           1.72           1.72
NORWAY MOBILE                              11.22          11.22          11.22
NORWAY MOBILE NETCOM                       11.22          11.22          11.22
NORWAY MOBILE TELENOR                      11.22          11.22          11.22
NORWAY OSLO                                 6.22           6.22           6.22
OMAN                                       20.33          20.33          20.33
OMAN MOBILE                                20.33          20.33          20.33
PAKISTAN                                   10.3           10.3           10.3
PAKISTAN ISLAMABAD                         10.3           10.3           10.3
PAKISTAN KARACHI                           10.3           10.3           10.3
PAKISTAN LAHORE                            10.3           10.3           10.3
PAKISTAN MOBILE                            10.3           10.3           10.3
PALAU                                      36.3           36.06          35.73
PALESTINE                                     NA             NA             NA
PALESTINE MOBILE                              NA             NA             NA
PANAMA                                     18.19          18.19          18.19
PANAMA MOBILE                              18.19          18.19          18.19
PANAMA PANAMA CITY                         18.19          18.19          18.19
PAPUA NEW GUINEA                           42.33          42.09          41.76
PAPUA NEW GUINEA AUDIOTEXT                    NA             NA             NA
PAPUA NEW GUINEA MOBILE                    42.33          42.09          41.76
PARAGUAY                                    9.97           9.97           9.97
PARAGUAY ASUNCION                          10.73           9.95           9.5
PARAGUAY MOBILE                            13.72          13.72          13.72
PERU                                        3.74           3.74           3.74
PERU LIMA                                   3.74           3.74           3.74
PERU MOBILE                                14.15          14.15          14.15
PHILIPPINES                                 8.47           8.47           8.47
PHILIPPINES MANILA                          8.47           8.47           8.47
PHILIPPINES MOBILE                         10.97          10.97          10.97
PHILIPPINES PAMPANGA                        9.95           9.95           9.95
POLAND                                      1.32           1.32           1.32
POLAND KRAKOW                               1.32           1.32           1.32
POLAND MOBILE                              12.47          12.47          12.47
POLAND WARSAW                               1.32           1.32           1.32
PORTUGAL                                    1.42           1.42           1.42
PORTUGAL AZORES                             1.42           1.42           1.42
PORTUGAL LISBON                             1.42           1.42           1.42
PORTUGAL MADEIRA                            1.42           1.42           1.42
PORTUGAL MOBILE                            13.95          13.95          13.95
PORTUGAL OPORTO                             6.71           6.71           6.71
PUERTO RICO                                 8.55           7.64           7.39
QATAR                                      20.45          20.45          20.45
QATAR MOBILE                               20.48          20.48          20.48
REUNION                                    13.67          13.67          13.67
REUNION MOBILE                             26.92          26.92          26.92

                COUNTRY
                 NAME                           WAVECREST DIRECT(02/03/04)
                                                      COST(010504) STD ECN WND

ROMANIA                                   6.88            6.63            6.41
ROMANIA BUCHAREST                         8.06            7.81            7.59
ROMANIA MOBILE                           14.84           14.59           14.38
RUSSIA                                    2.72            2.72            2.72
RUSSIA MOBILE                             2.72            2.72            2.72
RUSSIA MOSCOW                             2.72            2.72            2.72
RUSSIA ST. PETERSBURG                     2.72            2.72            2.72
RWANDA                                   31.55           31.31           30.97
RWANDA MOBILE                            31.55           31.31           30.97
SAMOA AMERICAN                           71.31           71.07           70.73
SAMOA WESTERN                            89.5            85.51           79.31
SAN MARINO                               20.04           16.91           14.87
SAO TOME                                 65.92           65.68           65.35
SAO TOME MOBILE                          65.92           65.68           65.35
SAUDI ARABIA                             13.82           13.82           13.82
SAUDI ARABIA DHAHRAN                     13.82           13.82           13.82
SAUDI ARABIA JEDDHA                      13.82           13.82           13.82
SAUDI ARABIA MOBILE                      13.82           13.82           13.82
SAUDI ARABIA RIYADH                      13.82           13.82           13.82
SENEGAL                                  18.15           17.37           16.92
SENEGAL DAKAR                            18.15           17.37           16.92
SENEGAL MOBILE                           18.15           17.37           16.92
SERBIA BELGRADE                           7               7               7
SERBIA MOBILE                            13.37           13.37           13.37
SEYCHELLES                               15.63           14.85           14.4
SEYCHELLES MOBILE                        15.63           14.85           14.4
SIERRA LEONE                             18.72           17.94           17.49
SIERRA LEONE MOBILE                      25.8            25.02           24.57
SINGAPORE                                 9.09            9.09            9.09
SINGAPORE MOBILE                          9.09            9.09            9.09
SLOVAKIA                                  7.95            7.95            7.95
SLOVAKIA BRATISLAVA                       7.95            7.95            7.95
SLOVAKIA MOBILE                          10.72           10.72           10.72
SLOVENIA                                  4.74            4.74            4.74
SLOVENIA MOBILE                          12.47           12.47           12.47
SOLOMON ISL                              74.61           71.27           66.1
SOLOMON ISL MOBILE                       74.61           71.27           66.1
SOMALIA                                  75.77           75              74.55
SOUTH AFRICA                              3.33            3.33            3.33
SOUTH AFRICA CAPETOWN                     3.33            3.33            3.33
SOUTH AFRICA JOHANNESBURG                 3.33            3.33            3.33
SOUTH AFRICA MOBILE                      12.37           12.37           12.37
SPAIN                                     0.98            0.98            0.98
SPAIN BARCELONA                           0.98            0.98            0.98
SPAIN CANARY ISL                          0.98            0.98            0.98
SPAIN MADRID                              0.98            0.98            0.98
SPAIN MOBILE                             11.51           11.51           11.51
SPAIN MOBILE AIRTEL                      11.51           11.51           11.51
SPAIN MOBILE RETEVISION                  11.51           11.51           11.51
SPAIN MOBILE TELEFONICA                  11.51           11.51           11.51
SRI LANKA                                11.11           11.11           11.11
SRI LANKA MOBILE                         11.11           11.11           11.11

                COUNTRY
                 NAME                            WAVECREST DIRECT(02/03/04)
                                                       COST(010504) STD ECN WND

ST HELENA                                   44.59         44.59         44.59
ST KITTS                                    15.3          14.38         14.13
ST LUCIA                                     7.97          7.97          7.97
ST LUCIA MOBILE                             17.78         17.78         17.78
ST PIERRE & MIQUELON                        14.76         13.84         13.59
ST PIERRE & MIQUELON MOBILE                 14.76         13.84         13.59
ST VINCENT & GRENADINES                      7.97          7.97          7.97
ST VINCENT & GRENADINES MOBILE              17.78         17.78         17.78
SUDAN                                       16.35         15.57         15.13
SUDAN MOBILE                                16.35         15.57         15.13
SURINAME                                    38.08         37.28         36.83
SURINAME MOBILE                             38.08         37.28         36.83
SWAZILAND                                   13.8          13.02         12.57
SWAZILAND MOBILE                            25.04         25.04         25.04
SWEDEN                                       0.92          0.92          0.92
SWEDEN GOTHENBURG                            0.92          0.92          0.92
SWEDEN MOBILE                               11.59         11.59         11.59
SWEDEN MOBILE COMVIQ                        11.59         11.59         11.59
SWEDEN MOBILE TELIA MOBITEL                 11.59         11.59         11.59
SWEDEN MOBILE VODAFONE                      11.59         11.59         11.59
SWEDEN STOCKHOLM                             0.92          0.92          0.92
SWITZERLAND                                  1.32          1.32          1.32
SWITZERLAND BERNE                            1.32          1.32          1.32
SWITZERLAND GENEVA                           1.32          1.32          1.32
SWITZERLAND LAUSANNE                         1.32          1.32          1.32
SWITZERLAND MOBILE                          16.01         16.01         16.01
SWITZERLAND ZURICH                           1.32          1.32          1.32
SYRIA                                       32.16         32.16         32.16
SYRIA MOBILE                                32.16         32.16         32.16
TAIWAN                                       0.83          0.83          0.83
TAIWAN MOBILE                               10.51         10.51         10.51
TAIWAN TAIPEI                                6.93          6.66          6.36
TAJIKISTAN                                   9.19          8.94          8.72
TAJIKISTAN MOBILE                           19.62         19.38         19.16
TANZANIA                                    11.18         11.18         11.18
TANZANIA DAR ES SALAAM                      11.18         11.18         11.18
TANZANIA MOBILE                             11.18         11.18         11.18
THAILAND                                     4.47          4.47          4.47
THAILAND BANGKOK                             4.47          4.47          4.47
THAILAND MOBILE                              6.28          6.28          6.28
TOGO                                        13.8          13.02         12.57
TOGO MOBILE                                 13.8          13.02         12.57
TONGA                                       43.21         42.97         42.64
TONGA AUDIOTEXT                                NA            NA            NA
TONGA MOBILE                                43.21         42.97         42.64
TRINIDAD & TOBAGO MOBILE                    16.21         15.35         15.12
TRINIDAD&TOBAGO                             16.21         15.35         15.12
TUNISIA                                     14.17         14.17         14.17
TUNISIA MOBILE                              14.17         14.17         14.17
TURKEY                                       8.06          8.06          8.06
TURKEY ANKARA                                8.06          8.06          8.06
TURKEY CYPRUS                                8.06          8.06          8.06
TURKEY CYPRUS MOBILE                        11.47         11.47         11.47
TURKEY ISTANBUL                              8.06          8.06          8.06
TURKEY MOBILE                               11.47         11.47         11.47
TURKMENISTAN                                46.86         43.24         39.78
TURKMENISTAN MOBILE                         46.86         43.24         39.78
TURKS & CAICOS                              14.4          14.4          14.4
TURKS & CAICOS MOBILE                       14.4          14.4          14.4
TUVALU                                      62.91         62.67         62.34
TUVALU AUDIOTEXT                               NA            NA            NA
TUVALU MOBILE                               62.91         62.67         62.34
UAE                                         10.58         10.58         10.58
UAE MOBILE                                  10.58         10.58         10.58
UGANDA                                      10.47          9.69          9.25
UGANDA KAMPALA                              10.47          9.69          9.25
UGANDA MOBILE                               10.47          9.69          9.25
UK (01&02)                                  #REF!         #REF!         #REF!
UK (020)                                    #REF!         #REF!         #REF!
UK BAND B                                   #REF!         #REF!         #REF!
UK BAND C                                   #REF!         #REF!         #REF!
UK BAND D                                   #REF!         #REF!         #REF!
UK BAND E                                   #REF!         #REF!         #REF!
UK BAND F                                   #REF!         #REF!         #REF!
UK BAND FF0                                 #REF!         #REF!         #REF!
UK BAND FF1                                 #REF!         #REF!         #REF!
UK BAND FF10                                25.50         25.50         25.50
UK BAND FF11                                #REF!         #REF!         #REF!
UK BAND FF12                                #REF!         #REF!         #REF!
UK BAND FF13                                #REF!         #REF!         #REF!
UK BAND FF14                                #REF!         #REF!         #REF!
UK BAND FF15                                 5.99          5.99          5.99
UK BAND FF16                                11.32         11.78         11.86
UK BAND FF17                                15.38         15.84         15.92
UK BAND FF18                                27.55         28.00         28.09
UK BAND FF19                                31.60         32.06         32.14
UK BAND FF20                                35.66         36.12         36.20
UK BAND FF2                                 #REF!         #REF!         #REF!
UK BAND FF3                                 #REF!         #REF!         #REF!
UK BAND FF6                                 #REF!         #REF!         #REF!
UK BAND FF8                                 18.50         18.50         18.50
UK BAND FF9                                 42.50         42.50         42.50
UK BAND FREE                                 0.00          0.00          0.00
UK BAND G1                                  #REF!         #REF!         #REF!
UK BAND G10                                 #REF!         #REF!         #REF!
UK BAND G11                                 #REF!         #REF!         #REF!
UK BAND G12                                 #REF!         #REF!         #REF!
UK BAND G13                                 #REF!         #REF!         #REF!
UK BAND G14                                 #REF!         #REF!         #REF!
UK BAND G15                                 #REF!         #REF!         #REF!
UK BAND G2                                  #REF!         #REF!         #REF!
UK BAND G3                                  #REF!         #REF!         #REF!
UK BAND G4                                  #REF!         #REF!         #REF!
UK BAND G5                                   1.00          0.60          0.50

                COUNTRY
                 NAME                        WAVECREST DIRECT(02/03/04)
                                                   COST(010504) STD ECN WND

UK BAND G6                                 #REF!       #REF!        #REF!
UK BAND G7                                 #REF!       #REF!        #REF!
UK BAND G8                                 #REF!       #REF!        #REF!
UK BAND G9                                 #REF!       #REF!        #REF!
UK BAND I1                                 #REF!       #REF!        #REF!
UK BAND I10                                #REF!       #REF!        #REF!
UK BAND I11                                #REF!       #REF!        #REF!
UK BAND I12                                #REF!       #REF!        #REF!
UK BAND I2                                 #REF!       #REF!        #REF!
UK BAND I3                                 #REF!       #REF!        #REF!
UK BAND I4                                 #REF!       #REF!        #REF!
UK BAND I5                                 #REF!       #REF!        #REF!
UK BAND I8                                 #REF!       #REF!        #REF!
UK BAND I9                                 #REF!       #REF!        #REF!
UK BAND J                                  #REF!       #REF!        #REF!
UK BAND K                                  #REF!       #REF!        #REF!
UK BAND L                                  #REF!       #REF!        #REF!
UK BAND M                                  #REF!       #REF!        #REF!
UK BAND MM1                                5.00         5.00        5.00
UK BAND MM2                                3.95         1.49        1.00
UK BAND MM3                                3.95         1.49        1.00
UK BAND N                                  #REF!       #REF!        #REF!
UK BAND NATIONAL                           #REF!       #REF!        #REF!
UK BAND P0                                 #REF!       #REF!        #REF!
UK BAND P1                                 #REF!       #REF!        #REF!
UK BAND P10                                #REF!       #REF!        #REF!
UK BAND P11                                #REF!       #REF!        #REF!
UK BAND P12                                #REF!       #REF!        #REF!
UK BAND P13                                #REF!       #REF!        #REF!
UK BAND P14                                #REF!       #REF!        #REF!
UK BAND P15                                #REF!       #REF!        #REF!
UK BAND P16                                #REF!       #REF!        #REF!
UK BAND P17                                #REF!       #REF!        #REF!
UK BAND P18                                #REF!       #REF!        #REF!
UK BAND P19                                #REF!       #REF!        #REF!
UK BAND P2                                 #REF!       #REF!        #REF!
UK BAND P20                                #REF!       #REF!        #REF!
UK BAND P21                                #REF!       #REF!        #REF!
UK BAND P22                                #REF!       #REF!        #REF!
UK BAND P23                                #REF!       #REF!        #REF!
UK BAND P24                                #REF!       #REF!        #REF!
UK BAND P25                                #REF!       #REF!        #REF!
UK BAND P26                                #REF!       #REF!        #REF!
UK BAND P27                                #REF!       #REF!        #REF!
UK BAND P28                                #REF!       #REF!        #REF!
UK BAND P3                                 #REF!       #REF!        #REF!
UK BAND P4                                 #REF!       #REF!        #REF!
UK BAND P5                                 #REF!       #REF!        #REF!
UK BAND P6                                 #REF!       #REF!        #REF!
UK BAND P7                                 #REF!       #REF!        #REF!
UK BAND P8                                 #REF!       #REF!        #REF!
UK BAND P9                                 #REF!       #REF!        #REF!

                COUNTRY
                 NAME                         WAVECREST DIRECT(02/03/04)
                                                   COST(010504) STD ECN WND

UK BAND PN1                            #REF!            #REF!            #REF!
UK BAND PN2                            #REF!            #REF!            #REF!
UK BAND PN3                            49.00            39.00            39.00
UK BAND PN4                            26.00            26.00            26.00
UK BAND R                               7.91             3.95             2.95
UK BAND S                              #REF!            #REF!            #REF!
UK MOBILE DOLPHIN                      #REF!            #REF!            #REF!
UK MOBILE O2                           10.95             7.76             3.41
UK MOBILE ORANGE                       12.60             8.93             3.79
UK MOBILE T-MOBILE                     14.15             9.59             2.42
UK MOBILE VODAFONE                     13.51             2.84             1.52
UKRAINE                                 6.97             6.97             6.97
UKRAINE KIEV                            6.97             6.97             6.97
UKRAINE MOBILE                          9.17             9.17             9.17
URUGUAY                                12.4             12.4             12.4
URUGUAY MOBILE                         17.1             17.1             17.1
URUGUAY MONTEVIDEO                     13.16            12.38            11.93
USA                                     1.43             1.43             1.43
USA ALASKA                              1.43             1.43             1.43
USA HAWAII                              1.43             1.43             1.43
USA MOBILE                              1.43             1.43             1.43
UZBEKISTAN                              7.45             7.2              6.99
UZBEKISTAN MOBILE                      16.15            15.9             15.68
VANUATU                                47.66            47.42            47.09
VANUATU MOBILE                         47.66            47.42            47.09
VANUATU AUDIOTEXT                         NA               NA               NA
VENEZUELA                               5.08             5.08             5.08
VENEZUELA CARACAS                       5.08             5.08             5.08
VENEZUELA MOBILE                       19.69            19.69            19.69
VIETNAM                                35               35               35
VIETNAM HO CHI MINH CITY               35               35               35
VIETNAM MOBILE                         35               35               35
VIRGIN ISL UK                          14.4             14.4             14.4
VIRGIN ISL USA                          8.53             7.61             7.37
WAKE ISL                              135.47           129.45           120.05
WALLIS AND FUTUNA                     113.56           108.5            100.63
YEMEN                                   8.9              8.9              8.9
YEMEN MOBILE                            8.9              8.9              8.9
SERBIA                                 10.53            10.53            10.53
ZAIRE                                  17.47            17.23            16.89
ZAIRE KINSHASA                         17.47            17.23            16.89
ZAIRE MOBILE                           17.47            17.23            16.89
ZAMBIA                                  5.22             5.22             5.22
ZAMBIA MOBILE                           9.71             9.71             9.71
ZIMBABWE                                4.07             4.07             4.07
ZIMBABWE HARARE                         4.07             4.07             4.07
ZIMBABWE MOBILE                        14.72            14.72            14.72
ZIMBABWE MOBILE ECONET                 14.72            14.72            14.72
THURAYA SATELLITE                      55.15            55.15            55.15
UK MOBILE THREE                        16.3615          11.1195           2.7773
Nigeria Mobile Lagos                   13.4             13.12            12.68
UK BAND P29                            23.00            11.00            11.00

                COUNTRY
                 NAME                        WAVECREST DIRECT(02/03/04)
                                                    COST(010504) STD ECN WND

UK BAND P30                                 46.00       29.00        29.00
UK BAND P32                                 15.00       15.00        15.00
UK BAND FF21                               127.70      127.70       127.70
ACCESS STOV                               1000.00     1000.00      1000.00